CONSENT TO SUBLEASE

THIS CONSENT TO SUBLEASE (this "**Consent**"), dated August 20, 2010 (this "**Consent**"), is by and among Brandywine Operating Partnership, L.P., a Delaware limited partnership ("**Landlord**"), Alliant Techsystems Inc., a Delaware corporation ("**Tenant**"), and Emtec Federal, Inc., a New Jersey corporation ("**Subtenant**").

R E C I T A L S

Recital 1 Landlord and Tenant are parties to that certain Deed of Lease, dated August 26, 2008 and that certain Confirmation of Lease Term, dated November 11, 2008 (together, the "**Lease**"), concerning certain space demised to Tenant consisting of 11,012 square feet of rentable area, commonly known as Suite 600 as shown on Exhibit A attached hereto (the, "**Premises**") at the office building located at 2355 Dulles Corner Boulevard, Herndon, Virginia (the "**Building**"). Capitalized terms used in this Consent but not defined herein shall have the meanings given such terms in the Lease.

Recital 2 Tenant desires to sublet all of the Premises pursuant to that certain Sublease, executed contemporaneously herewith between Tenant and Subtenant, a copy of which is attached hereto as Exhibit B (the "**Sublease**").

A G R E E M E N T

Landlord hereby consents to Tenant's subletting to Subtenant subject to and upon the following terms and conditions, to each of which Landlord, Tenant and Subtenant expressly agree:

1. Sublease Subordinate to Lease.

(a) The Sublease shall be subject and subordinate at all times to the Lease, and all provisions, covenants, agreements, terms and conditions thereof (collectively, "**provisions**") and of this Consent and Subtenant shall not do or permit anything to be done in connection with Subtenant's occupancy of the Premises which would violate such provisions. Any act or omission by Subtenant which constitutes an Event of Default under the Lease shall be deemed to be and shall constitute an Event of Default by Tenant under the Lease and Landlord shall have all of the rights, powers and remedies provided in the Lease with respect to such default. Notwithstanding the foregoing, if the Sublease provides any shorter cure periods with regard to Subtenant's obligations to Tenant, then the preceding sentence shall not serve to extend Subtenant's cure periods.

(b) Nothing herein contained shall be construed to (i) modify, waive, impair or affect any of the provisions contained in the Lease (except as may be expressly provided herein), (ii) waive any present or future breach of, or default under, the Lease or Landlord's rights against any person or entity liable or responsible for the performance thereof, or (iii) enlarge or increase Landlord's obligations or Tenant's rights under the Lease or otherwise.

(c) Landlord and Tenant each represent to Subtenant that: (i) prior to the date hereof, Subtenant has received a true and complete copy of the Lease, including all amendments thereto, (ii) to the actual knowledge of such party, all provisions of the Lease are in full force and effect, such representing party is not in default thereof (nor does such party know of any existing circumstances that would lead to a default under the Lease), and (iii) to the actual knowledge of the representing party, but without any independent investigation, the non-representing party is not in default of its obligation under the Lease (nor does the representing party know of any existing circumstances that would lead to a default under the Lease by the non-representing party). Tenant also represents to Landlord and Subtenant that, to the actual knowledge of Tenant, Tenant does not have any claim or right of set-off against Landlord. Any provision of this Consent to the contrary notwithstanding, any misrepresentation under this Section, or any other default by a party of its obligations under this Consent, shall constitute a breach of this Consent, subject to such rights and remedies as may be available to the non-breaching party(ies) at law or in equity, but shall not constitute a breach of the Lease.

(d) Except as may be herein expressly provided, nothing herein contained shall be construed as Landlord's consent to or approval or ratification of any of the particular provisions of the Sublease or as Landlord's representation or warranty. Landlord has not, and will not, review or pass upon any of the provisions of the Sublease and shall not be bound or estopped in any way by the provisions of the Sublease. Landlord and Tenant each hereby approves the conceptual alterations shown on Subtenant's fit out plan set forth in Exhibit C attached hereto ("**Subtenant Work**"), provided that prior to performing any actual construction Subtenant shall submit permittable construction drawings and the name of its general contractor to Landlord for approval, and otherwise comply with all applicable governmental requirements and all provisions of the Lease relating thereto (including, without limitation, Section 8, Exhibit C-1 and Exhibit C-2 of the Lease) Landlord has confirmed that Tenant is not required to remove any of the Leasehold Improvements (as defined in Exhibit C of the Lease) existing as of the date hereof upon expiration or sooner termination of the Lease. Neither Subtenant nor Tenant shall be required to remove any of the Subtenant Work shown on Exhibit C. Furthermore, Landlord and Tenant agree that no construction management fees shall be due from Subtenant to either Landlord or Tenant with respect to the work pursuant to the plans set forth in Exhibit C.

(e) As between Landlord and Tenant, Tenant shall be and remain liable and responsible for the full performance and observance of all of Tenant's obligations under the Lease, including, without limitation, Fixed Rent and Additional Rent payments.

(f) As between (i) Landlord and (ii) Tenant and/or Subtenant, in case of any conflict between the provisions of the Lease and the Sublease, the provisions of the Lease shall prevail. Solely as between Tenant and Subtenant, in case of any conflict between the provisions of the Lease and the Sublease, the provisions of the Sublease shall prevail.

(g) Landlord hereby agrees that Tenant may pursue Tenant's rights and remedies under the Lease for Subtenant's benefit.

(h) In case of any conflict between this (i) Consent and the (ii) Lease and/or the Sublease, the provisions of this Consent shall prevail.

2. Consideration. Tenant and Subtenant represent and warrant to Landlord (intending and acknowledging that Landlord will rely thereon) that the rent set forth in the Sublease constitutes the entire consideration (whether in cash, property, services, furniture or otherwise) to be received by Tenant or any affiliate thereof or to be paid by Subtenant or any other party in connection with the Sublease (including, without limitation, consideration in addition to rent, such as sums paid for the sale or rental or Tenant's personal property or sums paid in connection with the supply of electricity or HVAC).

3. No Assignment and No Further Right to Sublet. This Consent is not Landlord's consent to any other or further sublease of all or any portion of the Premises, any provision of the Lease contrary notwithstanding, without Landlord's prior written consent in each instance, Tenant and/or Subtenant shall not sublease all or any portion of the Premises, except as expressly set forth in the Lease. Landlord agrees the consent standard for transfers set forth in Section 9 shall apply to any requests by Tenant, made on Subtenant's behalf, for any proposed sub-sublease. Neither Tenant nor Subtenant may separately assign this Consent nor any right created hereunder. Subject to the provisions of the Lease and this Consent, Landlord acknowledges that Tenant and/or Subtenant's interest in this Consent and the Sublease may be transferred by operation of law in connection with a transfer of all the equity interest of either Tenant and/or Subtenant. Notwithstanding the foregoing, Tenant may assign its interest in this Consent to the assignee under any permitted assignment of Tenant's interest in the Lease that Landlord consents to (or which is consummated without consent pursuant to an express provision of the Lease). Tenant or Subtenant, as applicable, shall give Landlord written notice of any transfer of all of their equity interest promptly after consummation of the same.

4. Use. Subject to all of the provisions of the Lease, the Premises and each part thereof shall be used by Subtenant solely for the use permitted by the Lease and for no other purpose.

5. Termination of Lease.

(a) If, during the term of the Sublease, the term of the Lease shall expire or the Lease shall sooner terminate or an Event of Default shall occur under the Lease and Landlord has terminated Tenant's right of possession (a "**Trigger Event**"), Landlord may elect by written notice to Tenant and Subtenant but without any additional or further agreement of any kind on the part of Tenant or Subtenant), to require Subtenant to attorn to Landlord for the unexpired balance of the then current term of the Sublease (or what would have been the then current term of the Sublease if the Lease had not expired or been terminated); provided, however, Landlord shall not be bound by any unexercised extension or expansion rights set forth in the Sublease, Landlord shall have no obligation to perform or observe any provision of the Sublease that Landlord cannot reasonably perform (such as any sublandlord covenant to lease any furniture to Subtenant, where Landlord does not own such furniture), Landlord shall have no obligation to perform or cure any sublandlord defaults occurring prior to the attornment commencement date and Landlord shall have no obligation to perform any sublandlord obligation requiring the payment of money (such as any obligation to deliver any security deposit to Subtenant, except to the extent Landlord actually receives such deposit). If Landlord so elects, upon Landlord's

written notice Subtenant shall execute and deliver such instrument or instruments including, without limitation, a direct lease between Landlord and Subtenant on Landlord's then current form(s) as Landlord may reasonably request to evidence and confirm the foregoing provisions of this Section. Any such direct lease shall not increase Subtenant's obligations relating to Minimum Rent, Operating Expenses, Taxes and Project Electricity Costs as set forth in Section 3A of the Sublease, provided that such direct lease may nominally increase other economic obligations under the Sublease. Any such direct lease shall (i) be a direct agreement between Landlord and Subtenant, not an amendment or extension of the Sublease, and (ii) not waive any claim for default under the Sublease that either Tenant or Subtenant may have against the other.

(b) If Landlord does not exercise its option under Section 5(a), and Landlord determines that the Trigger Event (x) was caused by Subtenant's act or omission, Subtenant shall vacate the Sublet Space on or before the seventh (7th) day after Subtenant's receipt of Landlord's written notice to vacate, or (y) was not caused by Subtenant's act or omission, Subtenant shall vacate the Premises on or before the sixtieth (60th) day after Subtenant's receipt of Landlord's written notice to vacate (failure of which shall be deemed an Event of Default under the Lease). During the aforesaid sixty (60) day period, if applicable, Tenant shall not be deemed to be in holdover under the Lease (notwithstanding Subtenant's occupancy) and Subtenant shall pay to Landlord all Minimum Rent (as defined in the Sublease) and other sums then and thereafter due under the Sublease, but such election shall not constitute Landlord's recognition of the Sublease as a direct lease between Landlord and Subtenant. If Subtenant fails to timely vacate the Premises when required as aforesaid, Landlord shall be entitled to pursue against Tenant and Subtenant, jointly and severally, all of the rights and remedies provided for in the Lease for a holdover. If such holdover occurs, Tenant and Subtenant, at Landlord's option, shall be deemed to be occupying the Premises as tenants at sufferance.

(c) If during the term of the Sublease an Event of Default shall occur, but Landlord has not terminated the Lease or Tenant's right of possession, Landlord, may elect by written notice to Tenant and Subtenant (but without any additional or further agreement of any kind on the part of Tenant or Subtenant), to require Subtenant to pay Landlord all Minimum Rent (as defined in the Sublease) and other sums then and thereafter due under the Sublease, but such election shall not constitute Landlord's recognition of the Sublease as a direct lease between Landlord and Subtenant nor shall such election constitute Landlord's agreement not to disturb Subtenant's possession of the Premises or Subtenant's rights under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such notice or request by Landlord and Tenant shall have no right or claim against Subtenant for any such rents so paid by Subtenant.

6. Copy of Sublease and No Amendment. Tenant and Subtenant represent and warrant to Landlord that the copy of the Sublease attached hereto as Exhibit B is a true and correct copy thereof and that the Sublease has not been amended, modified or changed. Tenant and Subtenant covenant to Landlord that Tenant and Subtenant shall not, without Landlord's prior written consent, amend or modify the Sublease in any manner.

7. Miscellaneous.

(a) This Consent may not be altered, amended, modified or changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such alteration, amendment, modification or change is being sought.

(b) Captions are inserted for convenience only and will not affect the construction hereof.

(c) Any bills, statements, notices, demands, requests, consents or other communications given or required to be given under this Consent shall be effective only if rendered or given in writing and delivered personally (which includes air courier service) or sent by mail (certified, return receipt requested), postage prepaid, addressed to the respective party at the address set forth at such party's signature hereto or at such other address as such party may designate as its new address for such purpose by notice in accordance with the provisions hereof. All notices shall be deemed to have been given to the party to whom such notice was addressed on the date such notice was delivered or delivery was refused at the above applicable address.

(d) Landlord agrees to give Subtenant copies of all default notices given to Tenant under the Lease. Notwithstanding anything to the contrary, if Tenant defaults under the Lease, Landlord shall accept any cure thereof made by Subtenant within the applicable cure period provided Tenant under the Lease, as if such cure were made by Tenant directly.

(e) This Consent constitutes the entire agreement of the parties hereto with respect to the matters stated herein.

(f) This Consent will for all purposes be construed in accordance with and governed by the laws of the State in which the Premises is located applicable to agreements made and to be performed wholly therein.

(g) This Consent shall not be effective until executed by all parties hereto and may be executed in several counterparts, each of which will constitute an original instrument and all of which will together constitute one and the same instrument.

(h) A party's rights and remedies provided for in this Consent shall be cumulative and shall be in addition to every other right and remedy provided for herein, or now or hereafter existing at law, equity or otherwise, and a party's exercise of any one or more of its rights or remedies shall not preclude such party's simultaneous or later exercise of any or all other rights or remedies so provided for or so existing.

(i) Without limiting Section 3 above, the terms and provisions of this Consent shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Lease.

(j) If any one or more of the provisions contained in this Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(k) Landlord represents and warrants to Tenant and Subtenant that, as of the date of this Consent, there is no deed of trust lien encumbering the Project or any portion thereof.

(l) Landlord consents to changing the 4 applicable designated parking signs to Subtenant's name, at Subtenant's expense.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have signed this Consent as a sealed instrument of the day and year first above written.

LANDLORD:

Brandywine Operating Partnership, L.P.,
By: Brandywine Realty Trust, its general partner

By: [signature] [SEAL]
Name: Glen Holsinger
Title: Vice President-Asset Management

Landlord's Address for Notices under this Consent

c/o Brandywine Realty Trust
3141 Fairview Park Drive, Suite 200
Falls Church, Virginia 22042
Attn: Asset Manager

with a copy to:
Brandywine Realty Trust
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
Attn: Brad A. Molotsky, General Counsel

TENANT:

Alliant Techsystems Inc.,
a Delaware corporation

By:______________________________[SEAL]
Name:
Title:

Tenant's Address for Notices under this Consent

Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Law Department

with copy to:

Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Treasury Department

SUBTENANT:

Emtec Federal, Inc.,
a New Jersey corporation

By:______________________________[SEAL]
Name:
Title:

Subtenant's Address for Notices under this Consent

Emtec Federal, Inc.
11 Diamond Road
Springfield, NJ 07081
Attention: David Micales

With a copy to:
Emtec Federal, Inc.
2355 Dulles Corner Boulevard, Suite 600
Herndon, Virginia 20171

IN WITNESS WHEREOF, the undersigned parties have signed this Consent as a sealed instrument of the day and year first above written.

LANDLORD:

Brandywine Operating Partnership, L.P.,
By: Brandywine Realty Trust, its general partner

By:____________________________[SEAL]
Name:
Title:

Landlord's Address for Notices under this Consent

c/o Brandywine Realty Trust
3141 Fairview Park Drive, Suite 200
Falls Church, Virginia 22042
Attn: Asset Manager

with a copy to:
Brandywine Realty Trust
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
Attn: Brad A. Molotsky, General Counsel

TENANT:

Alliant Techsystems Inc.,
a Delaware corporation

By: [signature] [SEAL]
Name: Steven Arnold
Title: VP, Treasurer

Tenant's Address for Notices under this Consent

Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Law Department

with copy to:

Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Treasury Department

SUBTENANT:

Emtec Federal, Inc.,
a New Jersey corporation

By: [signature] [SEAL]
Name: STEPHEN C. DONNELLY
Title: EVP

Subtenant's Address for Notices under this Consent

Emtec Federal, Inc.
11 Diamond Road
Springfield, NJ 07081
Attention: David Micales

With a copy to:
Emtec Federal, Inc.
2355 Dulles Corner Boulevard, Suite 600
Herndon, Virginia 20171

EXHIBIT A

PREMISES

[ATTACHED]

EXHIBIT A


ARIUM AE
ARCHITECTURE ENGINEERING
INTERIORS
PLANNING
PROJECT:
ATK SPACE SYSTEMS
6TH FLOOR
2365 DULLES CORNER BLVD
HERNDON, VA
DWG: AB1
DATE: 12-5-08
DRAWN BY:
EXISTING FLOOR PLAN
NOT TO SCALE

EXHIBIT B

SUBLEASE

[ATTACHED]

SUBLEASE

THIS SUBLEASE (this "**Sublease**") is made and entered into this ______day of July, 2010 (the "**Effective Date**"), by and between Alliant Techsystems Inc., a Delaware corporation ("**Sublandlord**"), and Emtec Federal, Inc., a New Jersey corporation ("**Subtenant**").

WITNESSETH:

A. Sublandlord has leased Suite No. 600 as shown on **Exhibit A** attached hereto and incorporated herein by reference, which space contains 11,012 rentable square feet as determined in accordance with BOMA standards (the "**Premises**"), located on the sixth (6th) floor of the office building containing 179,176 rentable square feet located at 2355 Dulles Corner Boulevard, Herndon, Virginia (the "**Building**") pursuant to a certain Deed of Lease (the "**Master Lease**") executed by and between Sublandlord and Brandywine Operating Partnership, L.P., a Delaware limited partnership ("**Landlord**"), dated effective as of August 26, 2008. A copy of the Master Lease is attached hereto and incorporated herein by reference as **Exhibit B**. Sublandlord now holds all of the interest of the "Tenant" under the Master Lease. The "**Project**" means the Building together with the parcel of land upon which the Building is located and all common areas and parking facilities thereat.

B. Subtenant desires to sublease the Premises from Sublandlord and Sublandlord has agreed to sublease the Premises to Subtenant upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration for the Premises, the above recitals and the covenants herein contained, the parties hereto agree as follows:

1. Term and Premises; Subleased FF&E.

A. Subject to the full execution of the Consent (as defined in Paragraph 1.B. below) by Landlord, Sublandlord and Subtenant, Sublandlord leases to Subtenant and Subtenant hires from Sublandlord the Premises, upon and subject to the terms, limitations and conditions set forth herein and in the Master Lease, for a term (the "**Term**") commencing at 12:01 A.M on August 1, 2010 (the "**Commencement Date**") and expiring at 5:00 P.M. on March 30, 2016 ("**Expiration Date**"), unless sooner terminated in accordance with the terms of this Sublease. Sublandlord shall deliver possession of the Premises to Subtenant on the Commencement Date.

B. Sublandlord and Subtenant each hereby agree that pursuant to the Master Lease, Landlord must consent to this Sublease. Accordingly, Landlord, Sublandlord and Subtenant have executed that certain Consent to Sublease of even date herewith (the "**Consent**").

C. Notwithstanding anything to the contrary in this Sublease, if the term of the Master Lease is terminated for any reason prior to the Expiration Date, this Sublease shall thereupon be automatically terminated without any liability of Sublandlord to Subtenant by reason of such early termination, unless such termination was caused by a breach by Sublandlord of its obligations under this Sublease or the Lease (which was not caused by

an act or omission of Subtenant). Except as otherwise expressly provided in this Sublease, the Term and estate granted hereby shall automatically end on the date of termination of the Master Lease as if such date were the Expiration Date and, with respect to those obligations of Subtenant and Sublandlord which by their nature or under the circumstances can only be, or under the provisions of this Sublease may be, performed after the termination of this Sublease, neither party shall have any further obligation or liability to the other after such termination. Notwithstanding the foregoing, Sublandlord agrees, however, not to enter into any agreement with Landlord to terminate the Master Lease prior to the expiration or earlier termination of the Term of this Sublease. Without limitation of the foregoing, Sublandlord shall not exercise its "Acceleration Option" under Section 29 of the Master Lease so long as this Sublease is in full force and effect and no Event of Default (as defined below) has occurred and is continuing at the time Sublandlord must deliver the Acceleration Notice as provided in Section 29 of the Master Lease; however, if an Event of Default exists at such time, Sublandlord shall have the right, at Sublandlord's option, to exercise its Acceleration Option. Nothing in this Paragraph or elsewhere in this Sublease shall limit Sublandlord's right to exercise any right to terminate the Master Lease pursuant to the terms of Section 14(b) of the Master Lease or in the event of the bankruptcy of Landlord. Sublandlord shall diligently and timely perform all of its obligations under the terms of both the Master Lease and this Sublease, Sublandlord shall promptly provide Subtenant with a copy of any default notice Sublandlord receives from Landlord

D. Notwithstanding the foregoing, any liability of Subtenant, including without limitation, any liability to make any payment under this Sublease, whether of Minimum Rent (as defined in Paragraph 3 below) or otherwise, which shall have accrued prior to the expiration or sooner termination of this Sublease, shall survive the expiration or sooner termination of this Sublease.

E. Provided Subtenant is not in default of any terms of this Sublease or the Master Lease, beyond applicable notice and cure periods, during the Term Subtenant shall have the right to use the existing furniture, fixtures and wiring in the Premises described in as **Exhibit C** attached hereto and incorporated herein by reference (the "**Subleased FF&E**") for no additional charge. Subtenant shall surrender the Subleased FF&E at the end of the Term in the same condition as on the Commencement Date, except to the extent of ordinary wear and tear and damage due to casualty; provided, however, that, at the end of the Term, at Subtenant's option, Subtenant shall have the right to purchase the Subleased FF&E for $1.00 in its then "AS-IS, WHERE IS" condition and with all faults pursuant to a special warranty bill of sale. The Subleased FF&E include an antenna on the roof of the Building (as defined in the Master Lease as the "**Antenna**" and herein so called). Subtenant hereby assumes all of the obligations of the "Tenant" under the Sublease relating to the Antenna. Except with respect to any security interest held by the lessor of the Subleased FF&E or with respect to any security interest granted pursuant to any corporate financing secured by other assets of Sublandlord, Sublandlord represents that is has not and agrees that, during the Term, it will not pledge or grant any security interest in or to the FF&E.

2. Master Lease.

A. This Sublease is subject and subordinate to the Master Lease (including any and all subsequent amendments thereto entered into in accordance with this Sublease and the Consent) and any and all matters to which the tenancy of Sublandlord, as the "Tenant" under the Master Lease, is or may be subordinate, and Subtenant shall in no case have any rights under this Sublease that exceed Sublandlord's rights as the "Tenant" under the Master Lease. Sublandlord shall not agree to any amendments, supplements or other changes to the Master Lease without obtaining the prior written consent of the Subtenant, which shall not be unreasonably withheld, conditioned or delayed.

B. All of the terms, provisions, covenants and conditions of the Master Lease are incorporated herein by reference and made a part hereof with the same force and effect as if Sublandlord was the "Landlord" under the Master Lease and Subtenant was the "Tenant" thereunder, except as otherwise expressly provided in this Sublease. However, except as expressly provided otherwise in this Sublease, Subtenant hereby agrees that all references to "Landlord" in the Master Lease are deemed to be references to the Landlord for purposes of any provisions dealing with work to be performed or services or statements to be furnished by the "Landlord" pursuant to the Master Lease, including any casualty restoration obligations, the provision of any services and other obligations of Landlord. References to "Landlord" in the Master Lease shall be deemed to be references to both Landlord and Sublandlord with respect to any rights or benefits provided to the "Landlord" under the Master Lease, including without limitation, all provisions requiring the consent of the "Landlord"; all provisions requiring notice to the "Landlord"; all indemnities of the "Tenant" under the Master Lease; any estoppels to be provided by the "Landlord" under the Master Lease; and all provisions granting "Landlord" access to the Premises. As between Sublandlord and Subtenant, to the extent any provisions of the Master Lease are inconsistent with any of the express provisions of this Sublease, this Sublease shall control, provided, however, that nothing in this Sublease shall in any respect modify or amend the terms of the Master Lease as between Landlord and Sublandlord.

C. Subtenant hereby acknowledges that Subtenant has read and is familiar with the terms and conditions of the Master Lease.

D. Subtenant hereby assumes and agrees to perform all obligations of the "Tenant" under the Master Lease relating to the Premises during the Term of this Sublease, except as otherwise expressly provided in this Sublease, including that: (i) Subtenant shall be obligated to pay the Minimum Rent and other amounts provided for in this Sublease but not the amounts of minimum rent, taxes, utilities, insurance and other operating expenses and additional rent and other similar charges provided to be paid by "Tenant" under the Master Lease (provided, however, that Subtenant shall be responsible for the costs of any services or utility usage in addition to those to be provided by Landlord under Section 5(a) of the Master Lease, including without limitation any charges or expenses incurred as provided in Section 5(b) and Section 5(c) of the Master Lease and other amounts contracted for or incurred directly by Subtenant or caused by Subtenant's failure to comply with any of the provisions of the Master Lease); (ii) the provisions relating to the

"Security Deposit" in the Master Lease shall not apply to Subtenant (it being intended that Subtenant shall deposit with Sublandlord the Security Deposit required under Paragraph 19 below); (iii) Subtenant shall have no right or option to extend or renew the Term of this Sublease (notwithstanding the availability of any renewal or extension options under the Master Lease); (iv) Subtenant shall have no right or option to expand into any other space in the Building (notwithstanding the availability of any such rights or options under the Master Lease); (v) Subtenant shall have no right or option to terminate the Master Lease (notwithstanding the availability of any termination rights or options under the Master Lease); and (vi) Subtenant shall have no right to the "Improvements Allowance" under the Master Lease nor any rights with respect to "Leasehold Improvements". Without limitation of the foregoing, Subtenant shall have no rights under Sections 27 (Extension Option), 28 (Right of Opportunity), 29 (Acceleration Option) and Exhibit C (Leasehold Improvements) of the Master Lease. Also, Section 24 of the Master Lease (Landlord's Liability) shall not apply as between Sublandlord and Subtenant.

E. In case of any default under any of the terms of the Master Lease or of this Sublease by Subtenant, Sublandlord shall have all of the rights against Subtenant as would be available to the Landlord against the "Tenant" under the Master Lease (except to the extent inconsistent with any of the provisions of this Sublease). Subtenant shall neither do nor permit to be done anything which would constitute a default under the Master Lease or cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Landlord thereunder.

F. No default of Landlord under the Master Lease will affect this Sublease or waive or defer the performance of any of Subtenant's obligations hereunder and Sublandlord shall have no liability whatsoever for any default by Landlord under the Master Lease unless Landlord's failure to comply with its obligations is caused by a default of Sublandlord under the Master Lease not caused by Subtenant. However, in the event of any such default or failure by Landlord, Sublandlord agrees, upon Sublandlord's receipt of written notice thereof from Subtenant, and at Subtenant's expense, to make prompt demand upon Landlord to perform its obligations under the Master Lease in accordance with the terms of the Master Lease (but without obligation of Sublandlord to take any other action or incur any expense to enforce Landlord's obligations under the Master Lease obligations). Subtenant must pay all costs and expenses, including reasonable attorneys' fees, that may be incurred by Sublandlord in enforcing Landlord's obligations under the Master Lease if requested to do so by Subtenant unless the failure of Landlord to comply with its obligations is caused by a default of Sublandlord under the Master Lease not caused by Subtenant. If after receipt of written notice from Subtenant as provided above, and Sublandlord's subsequent demand upon Landlord as provided above, Sublandlord elects not to take (or fails to promptly take) further action to enforce Landlord's obligations under the Master Lease, then, Sublandlord agrees that Subtenant shall have the right to enforce the obligations of Landlord set forth in such notice (and Sublandlord hereby transfers and assigns to Subtenant Sublandlord's rights under the Master Lease to enforce such obligations).

G. Except as otherwise specifically set forth in this Sublease, Sublandlord expressly retains and reserves all rights and benefits applicable to Sublandlord as the "Tenant" under the Master Lease.

H. Subtenant agrees that it shall cause all employees, agents, contractors, invitees and licensees of Subtenant to abide by all rules and regulations of the Landlord applicable to the Project, Building and/or the Premises.

I. Subtenant acknowledges that in the event of a termination of the Master Lease for any reason, including but not limited to an agreement between Sublandlord and Landlord terminating the Master Lease, or re-entry or dispossession by Landlord under the Master Lease, Landlord may, at its option, but without obligation, take over all of the right, title and interest of Sublandlord hereunder upon the terms and conditions of this Sublease, including all applicable terms and conditions of the Master Lease as incorporated herein, and Subtenant agrees that it shall, at Landlord's option, attorn to Landlord as though Landlord held Sublandlord's interest under this Sublease.

J. The consent of Landlord shall be required in connection with any act which requires the consent of Landlord pursuant to the terms of the Master Lease, notwithstanding that a particular provision herein may not require Sublandlord's consent or states that only Sublandlord's consent is required.

K. Sublandlord and its representatives will have the right, at all reasonable times, to enter upon the Premises for the purpose of examining and inspecting the same; provided, however, this paragraph will not be construed as imposing any obligation upon Sublandlord to inspect the Premises.

L. Sublandlord represents and warrants to Subtenant that no separate guaranty has been executed in connection with the Master Lease.

3. Rent; Subtenant Improvement Allowance.

A. Commencing upon the Commencement Date and continuing on the first day of each calendar month thereafter through the balance of the Term hereof, Subtenant shall pay Sublandlord rent (**"Minimum Rent"**) according to the schedule below. Minimum Rent during the Term shall be as follows:

TERM	**MONTHLY / ANNUAL RENT**		**ANNUAL PSF RENT**
8/1/2010 – 7/31/2011	$21,978.12	$263,737.40	$23.95
8/1/2011 – 7/31/2012	$22,857.24	$274,286.90	$24.91
8/1/2012 – 7/31/2013	$23,771.53	$285,258.37	$25.90
8/1/2013 – 7/31/2014	$24,722.39	$296,668.71	$26.94

8/1/2014 – 7/31/2015	$25,711.29	$308,535.45	$28.02
8/1/2015 – 3/30/2016*	$26,739.74	$213,917.92	$29.14

* based on eight months

Minimum Rent payable for any period of less than one calendar month shall be pro rated based on the number of days during such partial month included in the Term out of a thirty-day calendar month. Minimum Rent is intended to be a full service rental rate and Subtenant shall not be responsible for paying any share of any "Operating Expenses", "Taxes" or "Project Electricity Costs" as defined in the Master Lease; provided, however, that Subtenant shall be responsible for the costs of any services or utility usage in addition to those to be provided by Landlord under Section 5(a) of the Master Lease. Subtenant shall also be responsible for any charges or expenses incurred as provided in Section 5(b) and Section 5(c) of the Master Lease and other amounts contracted for or incurred by Subtenant.

B. Minimum Rent, and any and all other amounts payable by Subtenant to Sublandlord under the provisions of this Sublease (collectively, "**Rent**") shall be paid promptly when due, without notice or demand therefor, and without deduction, abatement, counterclaim or setoff of any amount for any reason whatsoever. All Rent shall be paid to Sublandlord in lawful money of the United States at the following address:

Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Treasury Department

or to such other address as Sublandlord may from time to time designate by notice to Subtenant. Subtenant acknowledges that the late payment of Rent will cause Sublandlord to lose the use of that money and incur costs and expenses, including without limitation, administrative, collection costs and other costs of which the exact amount is extremely difficult to ascertain. Therefore, in the event full payment of any Rent is not received by Sublandlord when due under this Sublease (without regard to any notice and/or cure period to which Subtenant might be entitled), Subtenant shall also pay to Landlord (as Rent) a late charge equal to 10% of the amount due, which shall be payable on demand. Notwithstanding the foregoing, no late charge shall be assessed for the first two times in any 12 month period that the Rent is not paid when due if such Rent is received by Sublandlord within five days after notice of non-payment is sent to Subtenant. Sublandlord and Subtenant agree that this late charge represents a reasonable estimate of the costs and expenses Sublandlord may incur and is fair compensation to Sublandlord for the loss suffered from such late payment. Acceptance of any late charge shall not constitute a waiver of Subtenant's default with respect to such non-payment nor prevent Sublandlord from exercising any other rights or remedies available to Sublandlord under this Sublease.

C. Provided Subtenant is not in default under this Sublease or the Master Lease, subject to any applicable notice and cure periods, the Minimum Rent shall be abated for the first six (6) months of the Term (the "**Rental Abatement Period**"). Commencing on the first day following the Rental Abatement Period, the regular installments of Minimum Rent shall then and thereafter be payable in full by Subtenant in accordance with the terms of this Sublease (subject to application of any credit for the Subtenant Improvement Allowance as provided in Paragraph 3.D. below). Subtenant shall still be responsible for paying the costs of any services or utility usage in addition to those to be provided by Landlord under Section 5(a) of the Master Lease and other amounts contracted for or incurred directly by Subtenant or caused by Subtenant's failure to comply with any applicable provisions of the Master Lease during the Rental Abatement Period. If Subtenant is in default under this Sublease or the Master Lease after the expiration of any applicable notice and cure periods, the abatement of Minimum Rent shall immediately cease and all Minimum Rent abated during the Rental Abatement Period shall become immediately due and payable.

D. Provided Subtenant is not in default under this Sublease or the Master Lease, subject to any applicable notice and cure periods, Sublandlord shall provide Subtenant with an allowance in the amount of $105,000 (the "**Subtenant Improvement Allowance**"), which shall be payable in the form of a credit against Minimum Rent commencing after the Rental Abatement Period until the full amount of the Subtenant Improvement Allowance has been credited. If Subtenant is in default under this Sublease or the Master Lease after the expiration of any applicable notice and cure periods, Sublandlord's obligation to pay the Subtenant Improvement Allowance shall immediately cease and Subtenant shall immediately reimburse Sublandlord for all amounts of the Subtenant Improvement Allowance credited against Minimum Rent to such date. In no event shall Sublandlord have any obligation to pay Subtenant the Subtenant Improvement Allowance in any other manner other than as a credit against Minimum Rent. The Subtenant Improvement Allowance shall not be deemed to be an approval of any Alterations (as defined in Paragraph 6.B below). Subtenant shall comply with the terms of this Sublease, including without limitation, Paragraphs 6.B and 6.D below and all applicable terms of the Master Lease with respect to any Alterations.

4. **Indemnity and Waiver of Claims.** Subtenant shall indemnify, defend (with counsel reasonably acceptable to Sublandlord or Landlord, as applicable), and hold Sublandlord and Landlord and their respective officers, directors, employees, agents and contractors (each an "**Indemnified Party**") harmless from and against all losses, costs, damages, expenses and liabilities including, without limitation, reasonable attorneys' fees, which any Indemnified Party may incur or pay out by reason of Subtenant's default, act or omission under this Sublease or the use and occupancy by Subtenant of the Premises, including, without limitation: (a) any accidents, damages or injuries to persons or property occurring in, on or about the Premises; (b) any breach or default of the terms of this Sublease or the Master Lease by Subtenant, its officers, employees, agents, contractors, invitees or licensees, or any person claiming through or under Subtenant; (c) any work done by Subtenant in or to the Premises; or, (d) any negligent or willfully wrongful acts or omissions by Subtenant or its officers, employees, agents, contractors, invitees or licensees, or any person claiming through or under Subtenant. WITHOUT

LIMITATION, IT IS THE INTENTION OF SUBTENANT AND SUBTENANT AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT ALL LOSSES, COSTS, DAMAGES, EXPENSES AND LIABILITIES INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, WHICH ANY INDEMNIFIED PARTY MAY INCUR OR PAY OUT BY REASON OF WHICH, IN WHOLE OR IN PART, ARE (OR ARE CLAIMED TO BE) CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY OR A BREACH OR DEFAULT OF THE TERMS OF THIS SUBLEASE BY SUBLANDLORD. Notwithstanding the foregoing, if it is determined by a court of competent jurisdiction in a final non-appealable judgment that a claim was caused, in whole or in part, by the negligence of an Indemnified Party, such Indemnified Party shall reimburse Subtenant for all costs, expenses and liabilities incurred by Subtenant in connection with the foregoing indemnity to the extent that such Indemnified Party was found at fault in such judgment. The foregoing indemnities are in addition to any indemnities by "Tenant" under the Master Lease, which are assumed by Subtenant hereunder. Subtenant hereby waives any claims (other than any claims for reimbursement as expressly provided above in this Section 4) against any Indemnified Party for injury or damage to persons or property arising out of Subtenant's use or activities, or the use or activities of Subtenant's officers, directors, employees, agents, contractors, invitees or licensees, within the Premises or portions of the Building or Project, except to the extent caused by the gross negligence or willful misconduct of such Indemnified Party or breach or default of the terms of this Sublease by Sublandlord. This waiver of claims and all indemnities given by Subtenant in this Sublease shall survive the expiration or earlier termination of this Sublease.

5. **Use.** Subtenant shall use and occupy the Premises solely for general office use (including Secured Rooms as defined in the Master Lease) and storage incidental thereto, and for no other purpose. Subtenant's use of the Premises for the foregoing purposes shall be subject to all applicable laws, all reasonable requirements of the insurers of the Building and the provisions of the Master Lease.

6. **Condition of Premises; Alterations; Consent; Subtenant Property; Signage; Parking.**

   A. Subtenant accepts the Premises and the Subleased FF&E in their present, "AS-IS, WHERE IS" condition and with all faults. By occupying the Premises, Subtenant: (i) acknowledges that Subtenant has had full opportunity to examine the Premises and the Subleased FF&E and is fully informed, independently of Sublandlord or any employee, agent, representative, shareholder, officer or director of Sublandlord, as to the character, construction and structure of the Premises and Subleased FF&E; (ii) acknowledges that neither Sublandlord nor any of Sublandlord's employees, agents, representatives, shareholders, officers or

directors, has made any representations, warranties or promises with respect to the Premises or the Subleased FF&E, including without limitation any representation or warranty as to fitness thereof for any purpose and that Subtenant is relying solely on its own examination, inspections, or studies of the Premises and Subleased FF&E; (iii) expressly assumes, and hereby releases Sublandlord from liability for, all risks of damage to persons and property, either proximate or remote, by reason of the present or future condition of the Premises and/or Subleased FF&E, provided, however that the foregoing shall not be deemed to release claims, if any, that Subtenant may have against third parties; and (iv) acknowledges and agrees that the Premises are subject to the limitations, encumbrances, and other matters described in the Master Lease. TO THE EXTENT ALLOWED BY LAW, SUBTENANT HEREBY WAIVES ANY AND ALL RIGHTS AND PROTECTIONS WHICH MIGHT OTHERWISE BE AFFORDED SUBTENANT AT LAW OR OTHERWISE CONCERNING HABITABILITY OR SUITABILITY OF THE PREMISES OR THE CONDITION OF THE PREMISES. Subtenant acknowledges that none of the provisions relating to tenant improvements to be provided by Landlord or any tenant improvement allowance under the Master Lease shall be applicable to this Sublease and Sublandlord shall have no obligation to construct any improvements to the Premises for Subtenant.

B. Subtenant shall not cut, drill into or secure any fixture, apparatus or equipment or make or cause, suffer or permit the making of any alterations, improvements or physical additions (collectively, "**Alterations**") of any kind to any part of the Premises unless (i) Subtenant first obtains the express written consent of Sublandlord and all consents and approvals of Landlord as required under the Master Lease in each instance (which consents may be withheld or conditioned in such parties' sole discretion), (ii) provides Sublandlord and Landlord with copies of all applicable plans and specifications and (iii) otherwise complies with all applicable requirements under the Master Lease. Sublandlord shall have no responsibility or liability whatsoever for Landlord's failure to approve any proposed Alterations or any plans or contractors relating thereto. Sublandlord shall have no obligations whatsoever to restore the Premises in the event of a fire or other casualty therein or to make any repairs or Alterations to the Premises, any systems serving the Premises or to any equipment, fixtures or furnishings in the Premises. Any Alterations consented to, if any, shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Subtenant, except as otherwise expressly required as a condition to the approval of such Alterations or otherwise provided under the Master Lease and Paragraph 6.D below. Subtenant shall not be required to remove any alterations or improvements in the Premises which were already in place on the Effective Date.

C. Wherever Landlord's consent is required under the Master Lease, Sublandlord's prior consent to Subtenant's proposed actions shall also be required. Subtenant shall, in all instances, first obtain Sublandlord's consent and approval prior to requesting the consent and approval of Landlord to any of its proposed actions and Sublandlord's consent will not be unreasonably withheld, conditioned or

delayed; provided, however that it shall be deemed to be reasonable for Sublandlord to withhold Sublandlord's consent to any matter that would increase Sublandlord's liability or obligations under the Master Lease in any material respect. In each case, Subtenant shall provide Sublandlord with a copy of Landlord's written consent. Landlord and Sublandlord have approved the conceptual alterations shown on Subtenant's fit out plan set forth in Exhibit C attached to the Consent ("**Subtenant's Initial Work**"); provided however that the Consent requires Subtenant to submit permittable construction drawings and the name of its general contractor to Landlord for approval. Prior to commencing any of Subtenant's Initial Work, Subtenant shall provide Sublandlord with a copy of Landlord's written approval of Subtenant's construction drawings and general contractor. If Landlord requires the removal or restoration of any of Subtenant's Work, the cost of which might exceed $50,000.00 or otherwise imposes any conditions which might potentially increase Sublandlord's liability or obligations under the Lease, Sublandlord shall have the right to approve any such conditions, which approval will not be unreasonably withheld, conditioned or delayed.

D. Subject to the terms of the Master Lease, all movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Subtenant without expense to Sublandlord, which can be moved without structural damage to the Premises, and all furniture, furnishings and other articles of moveable personal property owned by Subtenant and located in the Premises (collectively "**Subtenant Property**") shall be and shall remain property of the Subtenant and may be removed by Subtenant at any time during the Term; provided that if any of Subtenant Property is removed, Subtenant shall promptly repair any damage to the Premises resulting from such removal in compliance with the terms of the Master Lease. Subtenant shall, upon request by Landlord or Sublandlord, remove the Subtenant Property on or before the expiration date of the Term and promptly repair all damage to the Premises, Building or Project caused by such removal. Any of the Subtenant Property left in the Premises shall be deemed to be abandoned and Sublandlord or Landlord shall have the rights with respect thereto set forth in the Master Lease.

E. Subtenant shall not place, erect or maintain any signs at the Premises, the Building or the Project that are visible from outside of the Premises without the prior written consent of Landlord and Sublandlord; provided, however that Sublandlord agrees that subject to the approval of Landlord, Subtenant shall be entitled to Sublandlord's rights under the Master Lease with respect to identification signage on Building lobby directories and at the main entrance to the Premises, in each case subject to the terms of the Master Lease and any additional conditions, if any, imposed by Landlord.

F. Subject to the Master Lease and any rules and regulations for the Building and Project, Subtenant shall be entitled to Sublandlord's non-exclusive right in common with others to use the parking facilities at the Project for parking standard-size automobiles of Subtenant and its employees and business visitors,

with Subtenant being entitled to parking permits for unreserved parking at a ratio of 3.9 per 1,000 square feet of rentable area of the Premises at no additional charge (provided that, if for any reason, the Master Lease and this Sublease are ever extended beyond the initial term of the Master Lease, Subtenant shall pay any charges for such parking spaces imposed by Landlord during such extended term as provided in the Master Lease). Pursuant to the Master Lease four of the foregoing parking permits are for reserved spaces near the entrance of the Building and Subtenant shall be entitled to Sublandlord's rights under the Master Lease to use such four reserved spaces; provided however that, if Subtenant desires to make any change to the signs designating such spaces as reserved for Sublandlord, Subtenant shall first obtain any consents from the Landlord required for such changes and Subtenant shall be responsible for all costs of changing such signs. Provided Subtenant obtains Landlord's consent as provided in the immediately preceding sentence, Sublandlord hereby consents to the changes to the signs designating such four reserved spaces.

7. **Notices**. All notices, consents, approvals, demands and requests (collectively "**Notices**") which are required or desired to be given by either party to the other hereunder shall be in writing and shall be sent by (a) personal delivery via a recognized independent courier service (providing reasonable proof of such delivery), or (b) depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, in either such event addressed to the party to be notified at the address stated in this Sublease below or such other address in the continental United States of which notice has been given to the other party in the manner provided herein. All Notices hereunder shall be effective upon actual receipt or refusal of delivery by the receiving party in accordance herewith. All Notices shall be addressed to Sublandlord or Subtenant, as applicable, as follows:

If to Subtenant:

Emtec Federal, Inc.
11 Diamond Road
Springfield, NJ 07081
Attention: David Micales

If to Sublandlord:

Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Law Department

with copy to: Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Treasury Department

or at such other address as a party may from time to time designate by notifying the other party in accordance herewith.

8. **Assignment and Subletting.** Subtenant shall not sublease or assign all or any part of the Premises except in accordance with the Master Lease and Sublease and unless:

A. Subtenant obtains the prior written consent of Sublandlord and of Landlord pursuant to the Master Lease; provided, however that Sublandlord agrees not to unreasonably withhold, delay or condition its consent to an assignment or sublease so long as (i) Landlord has consented to the same; (ii) Subtenant has otherwise complied with the terms of the Master Lease with respect to such assignment or subletting; and (iii) Subtenant is not released from liability under this Sublease.

B. Subtenant shall pay on demand the actual costs and expenses reasonably incurred by Sublandlord and Landlord, including, without limitation, reasonable architects', engineers' and attorneys' fees in connection with any such assignment or sublease and the reasonable costs of any review and/or preparation of documents in connection therewith. In addition, Subtenant shall be responsible and shall indemnify and hold Sublandlord and Landlord harmless for any brokers' commission or other compensation owed or claimed to be owed in connection with any sublease or assignment made by Subtenant.

C. Notwithstanding the foregoing, the terms of this provision shall apply to each sublease or assignment by Subtenant, and consent to any one sublease or assignment by Sublandlord shall not constitute consent to any future subleases or assignments. Any sublease or assignment made in violation of this provision shall be null and void at the election of Sublandlord. If this Sublease is assigned or subleased by Subtenant or the Premises are occupied by any party other than Subtenant, Sublandlord may, if an Event of Default, as hereinafter defined, has occurred, collect rent from any such assignees, subtenants or occupants, and pay the net amount collected to the Rent due hereunder. However, no such assignment, subletting, occupancy or collection shall be deemed a (i) waiver of Subtenant's obligations pursuant to this provision; (ii) the acceptance by Sublandlord of the assignee, subtenant or occupant as a subtenant or assignee

hereunder; or (iii) a release of Subtenant from the further performance of any of the terms, covenants and conditions of this Sublease.

9. **Insurance**. As of the Commencement Date and continuing at all times throughout the Term, Subtenant shall obtain and maintain, at its expense, the following insurance: (a) commercial general liability insurance including contractual liability, fire legal liability insurance and products/completed operations insurance covering the operations of the Subtenant in the Project and personal injury liability and all similar coverage, with combined single limits of $2,000,000 on account of bodily injury to or death of one or more persons as the result of any one accident or disaster and on account of damage to property, or in such other amounts as Landlord may from time to time require; (ii) a special form policy of property insurance covering the replacement value of all of Subtenant's trade fixtures, equipment and personal property at the Premises including extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage; and (c) insurance against such other risks and in such other amounts as Sublandlord may from time to time reasonably require, or as may be required by Landlord pursuant to the Master Lease. The form of all such policies hereunder shall be subject to Sublandlord's and Landlord's approval. All such policies shall be issued by insurers acceptable to Sublandlord and Landlord and licensed to do business in the State of Virginia and shall contain a waiver of any rights of subrogation thereunder. In addition, the policies shall name Sublandlord, Landlord, Landlord's property manager and Brandywine Realty Trust and any other parties designated by Sublandlord or Landlord as additional insureds (pursuant to an endorsement or clause that does not exclude coverage for the additional insured's sole negligence), shall require at least 30 days prior written notice to Sublandlord and to Landlord of termination or modification, and shall be primary and not contributory (and provide that all insurance carried by Landlord and Sublandlord is excess). If requested in writing by Landlord, such insurance shall also name as an additional insured any mortgagee or holder of any mortgage that may be or become a lien upon any part of the Premises. To the extent the provisions of this Paragraph are inconsistent with any provisions in the Master Lease, those in the Master Lease shall control, except to the extent the provisions of this Paragraph are more restrictive. Notwithstanding Section 12(a) of the Master Lease, Subtenant shall not have the right to satisfy its insurance requirements hereunder by self insurance or alternative risk management programs except with the prior written consent of Sublandlord and Landlord, which consent may be withheld or conditioned in such parties' sole discretion and all deductible and self-retention amounts shall be subject to the approval of Sublandlord and Landlord. Subtenant shall, at least ten days prior to the Commencement Date, and within 10 days prior to the expiration of each such policy, deliver to Sublandlord and to Landlord certificates evidencing the foregoing insurance or renewal thereof, as the case may be. In the event Subtenant fails to maintain the above required insurance, Sublandlord at its option may, but shall not be required to, obtain the required insurance on Subtenant's behalf, and Subtenant shall reimburse Sublandlord on demand for the costs of the premiums therefor. Neither Sublandlord nor Subtenant shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under workmans' compensation laws and benefits, EVEN THOUGH SUCH LOSS OR

DAMAGE MIGHT HAVE BEEN OCCASIONED BY THE NEGLIGENCE OF SUCH PARTY, its agents or employees if, and to the extent, that any such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Sublease.

10. Events of Default.

A. Each of the following shall be an "**Event of Default**" under this Sublease:

(i) The occurrence of any default caused by Subtenant under the Master Lease.

(ii) Subtenant's failure to pay when due any Rent or payment required to be made by Subtenant as described in this Sublease, which failure continues for five days or more after its receipt of written notice as to same from Sublandlord.

(iii) Subtenant's failure to keep or perform any one or more of the terms or conditions, covenants or agreements of this Sublease, which failure continues for 10 days or more after written notice from Sublandlord (unless such failure requires work to be performed, acts to be done or conditions to be removed, which by their nature cannot reasonably be performed, done or removed, as the case may be, within such 10 day period, in which case no Event of Default shall be deemed to have occurred so long as Subtenant shall have commenced curing the same within said 10 day period and shall diligently and continuously prosecute the same to completion and shall further provide Sublandlord with bi-weekly written reports of the status of such cure).

(iv) The institution in a court of competent jurisdiction of bankruptcy proceedings against Subtenant, or for the appointment of a receiver of the property of Subtenant, provided that such proceedings are not dismissed, and any receiver, trustee, or liquidator appointed therein is not discharged, within 90 days after the institution of said proceedings.

(v) The making by Subtenant of any assignment for the benefit of Subtenant's creditors.

(vi) The levying on or against the property of Subtenant of a writ of execution or attachment for any sum greater than $25,000 that is not released or discharged within 90 days.

B. Upon the occurrence of an Event of Default, Sublandlord, without additional notice to Subtenant in any instance (except where expressly provided for below or by applicable law) may do any one or more of the following:

(i) Exercise any right or remedy available to the "Landlord" under the Master Lease for the condition, act or omission constituting the Event of Default hereunder as if Sublandlord was the "Landlord" under the Master Lease and Subtenant was the "Tenant" thereunder and as if such right or remedy was set

forth in this Sublease, except as otherwise expressly provided under this Sublease (including without limitation, that the rent owed by Subtenant shall be the Rent as defined in Paragraph 3 of this Sublease and not the rent owed by Tenant under the Master Lease, except as provided in Paragraph 18 of this Sublease) and subject to any limitations on damages expressly set forth in this Sublease.

(ii) Distrain, collect or bring action for such Rent as being in arrears, or file a proof of claim in any bankruptcy or insolvency proceeding for such Rent, or institute any other proceedings, whether similar or dissimilar to the foregoing, to enforce payment of such Rent.

(iii) Terminate this Sublease in which event Subtenant shall immediately surrender the Premises to Sublandlord, and if Subtenant fails to do so, Sublandlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Subtenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and Subtenant agrees to pay to Sublandlord on demand the amount of all actual damages (but not indirect, special or punitive damages) which Sublandlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Term (calculated in accordance with Section 18(b) of the Master Lease).

(iv) Enter upon and take possession of the Premises and expel or remove Subtenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution of any claim for damages therefor, and if Sublandlord so elects, relet the Premises on such terms as Sublandlord shall deem advisable and receive the rent therefor, and Subtenant agrees to pay to Sublandlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Term.

(v) Sublandlord may perform any covenant or agreement or cure any condition creating or giving rise to a default or Event of Default under this Sublease or under the Master Lease, and all costs and expenses incurred by Sublandlord in so doing, including reasonable legal fees, shall be paid by Subtenant to Sublandlord upon demand, as Rent. Sublandlord's proceeding under the rights reserved to Sublandlord under this subsection shall not in any way prejudice or waive any rights as Sublandlord might otherwise have against Subtenant by reason of Subtenant's default. Sublandlord, and Sublandlord's agents, representatives and employees, will have the right to enter the Premises in the exercise of such rights and such entry and such performance will not terminate this Sublease or constitute an eviction of Subtenant.

(vi) Exercise any other rights and remedies available to Sublandlord at law or in equity that are not contrary to the other express terms of this Sublease.

(vii) All rights and remedies of Sublandlord and Subtenant herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

C. Unless Sublandlord delivers to Subtenant written notice of Sublandlord's intent to terminate this Sublease, (i) no reentry or taking possession of the Premises by Sublandlord; or (ii) forfeiture or waiver of any Rent due to Sublandlord hereunder; or (iii) forfeiture or waiver of any damages accruing to Sublandlord by reason of the violation of any of the terms, provisions and covenants herein contained, shall be construed as an election on the part of Sublandlord to terminate this Sublease. Sublandlord's acceptance of Rent following an Event of Default hereunder shall not be construed as Sublandlord's waiver of such Event of Default. No waiver by Sublandlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. Should Sublandlord at any time terminate this Sublease for any default, Subtenant shall not be relieved of its liabilities and obligations hereunder, and, in addition to any other remedy Sublandlord may have, Sublandlord may recover from Subtenant all damages Sublandlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Term.

D. In the event Sublandlord fails or refuses to perform any of the obligations or covenants of this Sublease on Sublandlord's part to be kept or performed, then Subtenant, prior to exercising any right or remedy Subtenant may have against Sublandlord on account of such default, shall give written notice to Sublandlord of such breach of this Sublease. The notice shall specify the specific breach with which Sublandlord is charged, and Sublandlord shall not be deemed in default if the same is cured within 30 days of receipt of said notice. Subtenant agrees that if the breach complained of in the aforementioned notice is of such a nature that the same cannot with reasonable diligence be rectified or cured within said 30 day period, then such breach shall be deemed to be cured if Sublandlord within said 30 day period shall commence the remediation and curing thereof and shall continue thereafter with due diligence to cause such remediation and curing to proceed to conclusion. In the event of Sublandlord's default hereunder, which such default remains uncured past the notice and cure periods set forth above, Subtenant, at its option shall have the right to: (i) terminate this Sublease and Sublandlord's rights hereunder by giving Sublandlord written notice of its intent to terminate and specifying the date of such termination if the default is not sooner cured; (ii) seek specific performance of any of Sublandlord's obligations under this Sublease; and (iii) sue Sublandlord at law or in equity and recover from Sublandlord reasonable relocation expenses, reasonable attorney's fees and the difference in rent payable by Subtenant for replacement premises of comparable size and condition for the period only from the date of termination of this Sublease to the stated Expiration Date, together with, if and only if this Sublease has been terminated because Sublandlord has exercised its "Acceleration Option" under Section 29 of the Master Lease in breach of Section 1.C above, the actual costs of any alterations made to the Premises by Subtenant permitted under this Sublease up to but not to exceed $100,000; provided, however, in no event shall Subtenant be entitled to any other consequential, punitive or special damages. The foregoing shall be Subtenant's sole and exclusive remedies for a default by Sublandlord, Subtenant hereby

waiving any other remedies Subtenant may have under law. Subtenant acknowledges that a termination of this Sublease pursuant to Paragraph 1.C hereof shall not constitute a default by Sublandlord hereunder.

E. If Subtenant receives a copy of a written notice from Landlord to Sublandlord of a default in the payment of Minimum Rent or Operating Expenses ("**Default Notice**"), and so long as the Master Lease remains in full force and effect and has not expired pursuant to its terms or been terminated by Landlord, and provided that no Event of Default has occurred and is continuing and all Rent under this Sublease is current, Subtenant shall have the right (but not the obligation) to pay the delinquent amount set forth in the Default Notice to Landlord prior to the expiration of the notice and cure period provided in Paragraph 10.D above so long as Subtenant simultaneously provides Sublandlord with written notice of Subtenant's election and the amount so paid (the "**Default Payment**"). In such event, Subtenant shall be entitled to a credit against the next installment(s) of Minimum Rent due under this Sublease in the amount of the Default Payment. Further, in the event that Subtenant elects to terminate this Sublease as provided in Paragraph 10.D above, and notwithstanding the damage limitation set forth in Paragraph 10.D above, Subtenant shall be entitled to a reimbursement of any Default Payment(s) made by Subtenant as permitted under this Paragraph 10.E which have not been applied to Subtenant's Rent under this Sublease.

11. **Reservation of Rights by Sublandlord**. This Sublease shall not convey all of Sublandlord's right, title and interest in and under the Master Lease, but shall convey only the rights as expressly described herein and Sublandlord reserves all other rights in, to and under the Master Lease unto itself.

12. **Services and Utilities; Maintenance.**

A. Subtenant acknowledges that all services and utilities to be provided to Subtenant hereunder are to be provided by Landlord pursuant to the Master Lease and that Sublandlord shall not be liable for any failure or delay on the part of Landlord in performing any or all of its obligations under the Master Lease, and under no circumstances (except in the event of an assignment of Sublandlord's rights as provided in Section 2.F above) shall Subtenant have any right to require or obtain the performance by Landlord of any obligations of Landlord under the Master Lease or otherwise. Subtenant's obligations under this Sublease shall not be impaired, nor shall the performance thereof be excused, because of any failure or delay on the part of Landlord in performing its obligations under the Master Lease. Sublandlord agrees, upon Sublandlord's receipt of written request from Subtenant, to enforce Landlord's obligations under the Master Lease as provided in Paragraph 2.F above.

B. Subtenant shall maintain the Premises in good condition and repair and in all respects in compliance with all obligations of the "Tenant" under the Master Lease.

13. **Waiver of Condemnation Award**. Subtenant hereby waives any right to the proceeds of any award for any condemnation or taking (or purchase in lieu thereof) of the Premises; provided, however that Subtenant shall have the right to make a claim against the

condemnor for moving expenses, business dislocation damages and, to the extent permitted by Landlord under the Master Lease, trade fixtures, to the extent that such claim does not reduce the sums otherwise payable by the condemnor to Landlord.

14. **Broker's Fees**. UGL Equis and Washington Realty Group ("**Brokers**") have acted as brokers on this transaction. If and only if the Commencement Date occurs, Sublandlord agrees to pay a brokerage commission or commissions to Brokers pursuant to separate agreement(s) between Sublandlord and Brokers. Sublandlord agrees to indemnify and hold Subtenant harmless from and against any claims by Brokers due to a failure of Sublandlord to pay such commissions or any claims by any other broker, agent or other person (other than the Brokers) claiming a commission or other form of compensation by virtue of having dealt with Sublandlord with regard to this transaction. Sublandlord and Subtenant each represents and warrants to the other that no broker, agent or other person has been instrumental or involved in bringing about this transaction except the above described Brokers. Subtenant agrees to indemnify and hold Sublandlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Subtenant with regard to this transaction other than the Brokers.

15. **Release of Sublandlord**. The term "Sublandlord" as used in this Sublease shall be limited to mean and include only the owner or owners at the time in question of the interest of the "Tenant" under the Master Lease, and in the event of any transfer or transfers of the interest of the "Tenant" in the Master Lease, and assumption by the assignee or transferee of Sublandlord's obligations under the Master Lease and this Sublease, Sublandlord herein named (and in case of any subsequent transfer or conveyance, the then transferor of the interest of the "Tenant" under the Master Lease) shall be automatically freed and relieved from and after the date of such transfer of all liability with respect to the performance of any covenants or obligations on the part of Sublandlord contained in this Sublease thereafter to be performed.

16. **Surrender of Premises**. Subtenant shall, upon the expiration or earlier termination of this Sublease and in accordance with all of the terms of this Sublease and the Master Lease, vacate and surrender the Premises to Sublandlord, together with all Alterations (unless as a condition to its consent to such Alterations either Landlord or Sublandlord shall have required such Alterations to be removed upon the termination or expiration of this Sublease or otherwise provided in the Master Lease), in the same condition and repair as of the date the Premises were delivered to Subtenant, reasonable wear and tear excepted and loss by fire or other casualty excepted, including, but not limited, to Subtenant's removal of telecommunication cabling installed within the Premises by or on behalf of Subtenant, if requested by Landlord or Sublandlord. Subject to the last sentence of Section 6.B above, Subtenant acknowledges that Subtenant shall be solely responsible for any and all restoration obligations within respect to the Premises imposed upon Sublandlord as "Tenant" under the Master Lease. Subtenant's obligation to observe or perform this covenant shall survive the expiration or earlier termination of this Sublease.

17. **Estoppel Certificates**. At any time and from time to time within five business days after a written request from Sublandlord, Subtenant shall execute, acknowledge and deliver to Sublandlord a written statement certifying: (a) that this Sublease has not been modified and is in full force and effect or, if there has been a modification of this Sublease, that this Sublease is in full force and effect as modified, and stating such modification; (b) the dates to which the Minimum Rent has and other charges hereunder have been paid; (c) that to the best of Subtenant's knowledge, no defaults exist under this Sublease or, if any defaults do exist, specifying the nature of each such default; and (d) such other matters pertaining to the terms of this Sublease as Sublandlord may reasonably request.

18. **Holdover**. Subtenant shall surrender the Premises to Sublandlord on the date and in the condition required by this Sublease (unless Subtenant and Landlord have agreed that Subtenant may remain in the Premises, the Master Lease and this Sublease are terminated and Sublandlord has been released in a writing executed by both Subtenant and Landlord from all obligations under the Master Lease and this Sublease). In the event that Subtenant holds over in violation of the terms of this Sublease, the amount of Rent owed by Subtenant to Sublandlord shall be the full amount of "Rent" then owned by Sublandlord to Landlord under the Master Lease (including without limitation, and notwithstanding anything to the contrary in this Sublease, all Operating Expenses, Taxes, Project Utility Costs and other Additional Rent owed thereunder), and Subtenant shall be liable to Sublandlord for any damages incurred by Sublandlord in connection therewith, including but not limited to any consequential damages incurred by Landlord and charged to Sublandlord, reasonable attorneys' fees and the costs associated with recovering possession of the Premises. Nothing herein shall be deemed to create a month-to-month tenancy in the event that Subtenant holds over without the express written consent of Sublandlord. Subtenant's obligations pursuant to this provision shall survive the expiration or earlier termination of this Sublease.

19. **Security Deposit.** Upon the execution of this Sublease, Subtenant shall deposit with Sublandlord the sum of $21,978.12 (the "**Security Deposit**"). The Security Deposit shall be held by Sublandlord as a security for the faithful performance by Subtenant of its obligations hereunder. After the expiration or earlier termination of this Sublease, the Security Deposit less any reasonable administrative charges will be returned to Subtenant. In the event the Premises are not surrendered to Sublandlord in the condition and on the date required or if Subtenant shall default on any of the terms and conditions of this Sublease, Sublandlord shall be entitled to retain the Security Deposit as partial compensation for such failure or default. Sublandlord shall be entitled, in its reasonable discretion, to use the Security Deposit or so much thereof as may be necessary, in payment of (a) any Rent for the payment of which Subtenant shall then be in default, (b) any expense incurred by Sublandlord in curing any such default, and (c) any damages, costs or expenses (including reasonable attorneys' fees) incurred by Sublandlord in connection with the default or in causing Subtenant to restore and refund the portion of the Security Deposit so used or applied by Sublandlord. Unless otherwise required by law, the Security Deposit shall not be required to be segregated from the other funds of Sublandlord and no interest shall be paid by Sublandlord to Subtenant with respect to the Security Deposit. In the event Sublandlord must utilize the Security Deposit, or any portion thereof for the purposes permitted under this Section, Subtenant shall restore

same to Sublandlord within 30 days of its receipt of Sublandlord's demand therefor. Failure to pay the Security Deposit on the execution date of this Sublease shall constitute an Event of Default, in which event, in addition to the remedies available to Sublandlord pursuant to this Sublease, Sublandlord, in its absolute discretion, may refuse to permit Subtenant to enter the Premises.

20. **Quiet Enjoyment.** Sublandlord warrants that Sublandlord has the right to make this Sublease and that Subtenant, on paying Rent and performing its obligations hereunder, shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Sublandlord or any one claiming under Sublandlord subject, however, to all of the terms and provisions of the Master Lease and this Sublease.

21. **Governing Law**. This Sublease shall be governed by and construed in accordance with the laws of the State of Virginia.

22. **Severability**. If the application of any provision of this Sublease, or any paragraph, sentence, clause, phrase or word in any circumstance is held invalid, the validity of the remainder of this Sublease shall not be affected thereby, and the remainder shall be construed as if such invalid part were never included in this Sublease.

23. **Entire Agreement**. This Sublease (together with the Master Lease and Consent) contains the entire agreement between Sublandlord and Subtenant with respect to the Premises and the transaction contemplated herein and supersedes all prior agreements and understandings between Sublandlord and Subtenant relating to the Premises and the transaction contemplated herein. This Sublease may not be modified or amended except in a writing executed by both Sublandlord and Subtenant. No waiver of any of the terms of this Sublease will be binding upon Sublandlord or Subtenant unless reduced to writing and signed by party against whom the waiver is alleged. Neither Sublandlord's failure to enforce or require strict performance of any provision of this Sublease, nor Sublandlord's acceptance of Rent or other charges with knowledge of a breach, default or Event of Default hereunder, will be a waiver of such breach, default or Event of Default or any future breach, default or Event of Default hereunder. SUBLANDLORD AND SUBTENANT HEREBY ACKNOWLEDGE AND AGREE THAT THEY ARE NOT RELYING UPON ANY INFORMATION (other than any financial information provided by Subtenant to Sublandlord, which Sublandlord is relying upon and which Subtenant hereby represents is true, correct and complete), REPRESENTATION OR PROMISE OF THE OTHER, OR AN AGENT OR BROKER, IF ANY, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS SUBLEASE.

24. **Headings; Interpretation**. The headings in this Sublease are for purposes of reference only and shall not limit or define the meanings hereof. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Sublease. As such, the terms of this Sublease shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Sublease or any exhibits hereto.

25. Parties Bound. This Sublease will be binding on and inure to the benefit of each of the parties hereto and their respective successors and (subject to the provisions of this Sublease and the Master Lease) permitted assigns.

26. Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought by other party hereto to enforce or interpret the provisions of this Sublease, the prevailing party in such action will be entitled to recover from the non-prevailing party such prevailing party's reasonable attorneys' fees and costs incurred, which fees and costs may be set by the court in the trial of such action or may be enforced in a separate action for that purpose, and which fees and costs shall be in addition to any other relief which may be awarded in such action.

27. Representations.

A. Sublandlord and Subtenant each hereby covenant, warrant and represent to the other party that to the best of their knowledge such representing party is not and will not (i) become at any time during Term (a) a Blocked Person (hereinafter defined); or (b) directly owned, in whole or in part, or directly controlled by any Blocked Person which has an ownership or control interest in excess of twenty-five percent (25%); (ii) knowingly conduct any business or knowingly engage in any transaction or dealing, including, without limitation, knowingly entering into any sublease permitted under this Lease, with a Blocked Person; or (iii) knowingly deal in, or otherwise knowingly engage in any transaction or dealing relating to any property, or interests in property, blocked pursuant to Executive Order 13224 (as defined below). Each party hereby agrees to indemnify, defend (with counsel reasonably acceptable to the other party) and hold harmless the other party from and against any loss, cost or damage arising from the breach by such indemnifying party of any of its covenants, warranties or representations under this Section to which such Party currently is subject. "**Blocked Person**" means any person or entity listed by the Treasury's Office of Foreign Assets Control ("**OFAC**") on the so-called "Specially Designated Nationals and Blocked Persons" list or any other list of blocked persons published by OFAC, as any or all of the such list(s) may be updated, amended, modified or supplemented from time to time. "Executive Order 13224" means Executive Order Number 13224, "Blocking Property Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism," at 66 Fed. Reg. 49079 (Sept. 23, 2001), as the same may be amended from time to time.

B. Subtenant represents and warrants that (i) Subtenant was duly organized and is validly existing and in good standing under the laws of the jurisdiction set forth for Subtenant in the first sentence of this Sublease; (ii) Subtenant is legally authorized to do business in the state in which the Project is located; and (iii) the person(s) executing this Sublease on behalf of Subtenant is(are) duly authorized to do so.

C. Sublandlord represents and warrants that (i) Sublandlord was duly organized and is validly existing and in good standing under the laws of the jurisdiction set forth for Sublandlord in the first sentence of this Sublease; and (ii) the person(s) executing this Sublease on behalf of Subtenant is(are) duly authorized to do so.

28. **Counterparts**. To facilitate execution of this Sublease, this Sublease may be executed in one or more counterparts as may be convenient or required, and an executed copy of this Sublease delivered by facsimile will have the effect of an original, executed instrument. All counterparts of this Sublease will collectively constitute a single instrument; but, in making proof of this Sublease, it will not be necessary to produce or account for more than one such counterpart.

29. **No Offer by Sublandlord**. The submission of this Sublease by Sublandlord to Subtenant shall have no binding force and effect, shall not constitute an option for the subleasing of the Premises, and shall not confer any rights or impose any obligation upon either party. The execution of this Sublease and its delivery by Subtenant to Sublandlord shall similarly have no binding force and effect unless and until Sublandlord and Subtenant shall have each executed this Sublease and a counterpart thereof shall have been delivered to the other party and Sublandlord has obtained the Consents.

30. **Casualty**. If Sublandlord exercises the right to terminate the Master Lease pursuant to Section 14(b) of the Master Lease, this Sublease shall terminate effective as of the date of termination of the Master Lease. If Subtenant desires to terminate this Sublease after a casualty that would allow Sublandlord the right to terminate the Master Lease under Section 14(b) of the Master Lease then so long as Subtenant provides Sublandlord with notice of such termination within 30 days after the date of such casualty, Sublandlord agrees to promptly (and within the timeframe set out in the Master Lease) send a termination notice to Landlord specifying a termination date not fewer than 30 nor more than 90 days after such notice is given to Landlord and this Sublease shall terminate effective as of the date of termination of the Master Lease.

31. **Abatement of Rent**. If there occurs any casualty to the Subleased Premises and neither Landlord, Sublandlord nor Subtenant elects to cause the Master Lease to terminate as provided in the Master Lease and rent is abated under the Master Lease as a result thereof, Subtenant shall be entitled to a proportionate abatement of Rent under this Sublease based upon the amount of rent paid by Sublandlord for the Subleased Premises under the Master Lease and the amount of Rent paid by Subtenant for the Subleased Premises under this Sublease. If Landlord terminates the Master Lease as a result of a condemnation, this Sublease shall terminate effective as of the date of termination of the Master Lease. If this Master Lease is not terminated after a condemnation, and rent is abated under the Master Lease as a result thereof, Subtenant shall be entitled to a proportionate abatement of Rent under this Sublease based upon the amount of rent paid by Sublandlord for the Subleased Premises under the Master Lease and the amount of Rent paid by Subtenant for the Subleased Premises under this Sublease

32. **Deed of Sublease**. For purposes of Section 55-2 of the Code of Virginia, as amended, this Sublease is and shall be deemed to be a deed of sublease.

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the day and year first above written.

SUBLANDLORD:

Alliant Techsystems Inc.,
a Delaware corporation

By:__________________________
Name:________________________
Title:_________________________

SUBTENANT:

Emtec Federal, Inc.,
a Delaware corporation

By:__________________________
Name:________________________
Title:_________________________

EXHIBIT A TO SUBLEASE


ARIUM AE
ARCHITECTURE ENGINEERING
INTERIORS
PLANNING
PROJECT:
ATK SPACE SYSTEMS
6TH FLOOR
2365 DULLES CORNER BLVD
HERNDON, VA
DWG: AB1
EXISTING FLOOR PLAN
NOT TO SCALE

EXHIBIT B

TO

SUBLEASE

Copy of Master Lease

See attached.

Execution Copy

Tenant: Alliant Techsystems Inc.
Premises: Suite 600
Building: 2355 Dulles Corner Boulevard, Herndon, Virginia

DEED OF LEASE

THIS DEED OF LEASE (this "**Lease**") is entered into as of August 26, 2008 (the "**Effective Date**"), between **BRANDYWINE OPERATING PARTNERSHIP, L.P.**, a Delaware limited partnership ("**Landlord**"), and **ALLIANT TECHSYSTEMS INC.**, a Delaware corporation ("**Tenant**").

In consideration of the mutual covenants stated below, and intending to be legally bound, the parties covenant and agree as follows:

1. PREMISES.

a. Landlord leases to Tenant and Tenant leases from Landlord Suite No. 600 as shown on Exhibit A attached hereto, which space contains 11,012 rentable square feet as determined in accordance with BOMA standards (the "**Premises**"), located on the sixth (6th) floor of the office building containing 179,176 rentable square feet located at 2355 Dulles Corner Boulevard, Herndon, Virginia (the "**Building**"). The "**Project**" means the Building together with the parcel of land upon which the Building is located and all common areas and parking facilities thereat. Tenant accepts the Premises in "AS IS" condition. The foregoing notwithstanding, (a) Tenant shall not be deemed to have waived latent defects in the Premises or other portions of the Project to the extent that Tenant reports such defects to Landlord in writing within twelve (12) months after the Commencement Date with respect to the Premises; and (b) Landlord will correct any defects in the Central Systems (as defined in Exhibit C) that prevent Tenant from obtaining a building permit or Occupancy Certificate for the Premises.

2. TERM; RENTABLE AREA.

a. The term of this Lease with respect to the Premises (the "**Term**") shall commence on the earlier of (the "**Commencement Date**") (i) November 15, 2008; or (ii) the date on which Tenant first conducts any business at the Premises and shall expire at 11:59 p.m. on the day immediately preceding the eighty-eighth (88th) monthly anniversary of the Rent Commencement Date (hereinafter defined); provided, however, if the Rent Commencement Date is not the first day of a calendar month, the Term shall end on the last day of the calendar month containing the aforementioned anniversary (the "**Expiration Date**"). The Commencement Date is subject to extension as provided in Exhibit C attached hereto.

b. The rentable area of the Premises and the Building shall be deemed to be as stated in Section 1. By the Confirmation of Lease Term substantially in the form of Exhibit B attached hereto (the "**COLT**"), Landlord shall notify Tenant of the Commencement Date, the Rent Commencement Date and all other matters stated therein. The COLT shall be conclusive and binding on Tenant as to all matters set forth therein, unless within ten (10) business days

following delivery of the COLT to Tenant, Tenant contests any of the matters contained therein by notifying Landlord in writing of Tenant's objections. Prior to the execution of this Lease, the rentable square footage of the Building and the Premises has been confirmed in writing to Landlord and Tenant by a mutually agreed upon architect, who has determined the rentable square footage of each using the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996, as promulgated by the Building Owners and Managers Association (BOMA) International.

3. **FIXED RENT; SECURITY DEPOSIT.**

a. Beginning on the Commencement Date (the "**Rent Commencement Date**") and continuing on the first (1st) day of each month thereafter during the Term, Tenant shall pay to Landlord the annual fixed rent ("**Fixed Rent**") set forth below in equal monthly installments, by check payable to Landlord at c/o Brandywine Realty Trust, P.O. Box 75592, Baltimore, MD 21275-5592. Alternatively, Tenant shall have the right to wire transfer any payments required under this Lease. The wiring instructions for Rent payments are: Wachovia Bank (Philadelphia, PA), Account Number 2030000359075, ABA Routing Number 031201467, Ref: Alliant/2355 Dulles Corner. All payments must include the Building Number and the Lease Number, which information Landlord will provide to Tenant. Tenant shall pay all Rent without notice, demand, set-off, deduction or counterclaim.

Lease Year	Annual Fixed Rent per rentable square foot of Premises	Amount of Monthly Fixed Rent Installments
1st**	$31.00	$28,447.66
2nd	$31.78	$29,158.86
3rd	$32.57	$29,887.83
4th	$33.38	$30,635.03
5th	$34.22	$31,400.90
6th	$35.07	$32,185.92
7th	$35.95	$32,990.57
8th through Expiration Date	$36.85	$33,815.34

"**Lease Year**" means, with respect to the first (1st) Lease Year, the period that begins on the Rent Commencement Date and ends on the last day of the calendar month preceding the month in which the first (1st) anniversary of the Rent Commencement Date occurs; and thereafter each succeeding Lease Year shall commence on the day following the end of the preceding Lease Year and shall extend for twelve (12) consecutive months; provided, however, that the last Lease Year shall expire on the Expiration Date.

Any provision of this Lease to the contrary notwithstanding, Tenant shall be entitled to an abatement of, and Landlord hereby waives Tenant's obligation to pay, installments of Fixed Rent with respect to the Premises for the period beginning on the Rent Commencement Date and ending on the day immediately prior to the second (2nd) monthly anniversary of the Rent Commencement Date (the "Abatement Period**"). Nothing herein contained shall be deemed to diminish or relieve Tenant of its obligation to pay in accordance with the terms of this Lease all sums owed by Tenant to Landlord under this Lease during the Abatement Period other than

Fixed Rent. Commencing on the first day following the Abatement Period, the regular installments of Fixed Rent shall then and thereafter be payable in full by Tenant in accordance with the terms of the Lease.

b. (i) Tenant shall pay Landlord a security deposit of $-0- (the "**Security Deposit**"), as security for the prompt and complete performance by Tenant of every provision of this Lease. No interest shall be paid to Tenant on the Security Deposit. If Tenant fails to perform any of its obligations under this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of: (A) any rent or other sums that Tenant has not paid when due; (B) any sum expended by Landlord in accordance with the provisions of this Lease; and/or (C) any sum that Landlord expends or is required to expend in connection with an Event of Default. Landlord's use of the Security Deposit shall not prevent Landlord from exercising any other remedy available to Landlord under this Lease, at law or in equity and shall not operate as either liquidated damages or as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord, Tenant shall, within ten (10) days after the written demand therefor, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. The Security Deposit or the balance thereof (as applicable), shall be returned to Tenant within a reasonable time after the later of the end of the Term or Tenant's surrender of possession of the Premises to Landlord in the condition required under this Lease. If Landlord conveys ownership of the Building and Landlord delivers the Security Deposit to the transferee, Landlord shall thereupon be released from all liability for the return of such Security Deposit and Tenant shall look solely to the transferee for the return of the Security Deposit.

c. Tenant shall pay the first (1st) full month's Fixed Rent upon Tenant's execution of this Lease.

d. If Landlord does not receive the full payment from Tenant when due under this Lease (without regard to any notice and/or cure period to which Tenant might be entitled), Tenant shall also pay to Landlord as Additional Rent (hereinafter defined) a late fee in the amount of five percent (5%) of such overdue amount. Notwithstanding the foregoing, no late fee shall be assessed for the first two (2) times in any twelve (12) month period the Rent is not paid when due if such rent is received by Landlord within five (5) days after notice of non-payment is sent to Tenant.

4. **ADDITIONAL RENT.**

a. "**Tenant's Share**" means the rentable area of Premises divided by the rentable area of the Building.

b. "**Base Year**" means calendar year 2008.

c. (i) Beginning on January 1, 2009 and continuing thereafter during the Term, Tenant shall pay to Landlord in advance on a monthly basis Tenant's Share of Operating Expenses to the extent such Operating Expenses exceed Operating Expenses for the Base Year.

(ii) "**Operating Expenses**" means all reasonable costs and expenses incurred by Landlord in connection with the maintenance, operation and repair of the Project including, without limitation, a management fee not to exceed three percent (3%) of gross rents and revenues from the Project (including, without limitation, Operating Expense, Tax and Project Electricity Cost pass-throughs and; utilities (other than Project Electricity Costs); property management office rent; fitness center rent and operating costs; transportation program costs; costs that are capital in nature, but only to the extent such capital costs are incurred to reduce Operating Expenses or are required due to a change in Laws after the Commencement Date, with such capital costs being included as Operating Expenses only to the extent of the amortized costs of the same over the useful life of the improvement in accordance with generally accepted accounting principles (not to exceed ten (10) years); and all insurance premiums paid by Landlord with respect to the Project. The foregoing notwithstanding, Operating Expenses shall not include Taxes and Project Electricity Costs (both as defined below). Tenant shall pay, in monthly installments in advance, on account of Tenant's Share of Operating Expenses, the estimated amount of the increase of such Operating Expenses for such year in excess of the Operating Expenses for the Base Year as determined by Landlord in its reasonable discretion. Landlord agrees that the Base Year Operating Expenses will include a management fee equal to three percent (3%) of gross rents and revenues collected from the Project for the Base Year.

(iii) Operating Expenses shall be limited to reasonable Operating Expenses that (a) are determined in accordance with generally accepted accounting principles ("GAAP") consistently applied from year to year as such principles are applied in the real estate industry, (b) are net of any discounts, credits, rebates, warranty payments, insurance and condemnation proceeds, and reimbursements of any kind, (c) are not the result of the gross negligence or willful misconduct of Landlord or Landlord's employees, agents, or contractors, (d) are not other expressly excluded in this section, and (e) are reasonably allocable to the Building.

(iv) Notwithstanding the foregoing, "**Operating Expenses**" shall not include any of the following:

(A) repairs or other work occasioned by fire, windstorm or other insured casualty or by the exercise of the right of eminent domain to the extent Landlord actually receives insurance proceeds or condemnation awards therefor;

(B) leasing commissions, accountants', consultants', auditors or attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with other tenants or prospective tenants or other occupants, or associated with the enforcement of any other leases or the defense of Landlord's title to or interest in the real property or any part thereof;

(C) costs incurred by Landlord in connection with the original construction of the Building and related facilities;

(D) costs (including permit, licenses and inspection fees) incurred in renovating or otherwise improving or decorating, painting, or redecorating leased space for other tenants or other occupants or vacant space;

(E) overhead and profit increment paid to subsidiaries or affiliates of Landlord for management or other services on or to the Building or for supplies, utilities or other materials, to the extent that the costs of such services, supplies, utilities or materials exceed the reasonable costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a reasonable basis without taking into effect volume discounts or rebates offered to Landlord as a portfolio purchaser, but not actually received by Landlord;

(F) interest on debt or amortization payments on any mortgage or deeds of trust or any other borrowings and any ground rent;

(G) ground rents or rentals payable by Landlord pursuant to any over-lease;

(H) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

(I) any fines or fees for Landlord's failure to comply with any Laws;

(J) legal, accounting and other expenses related to Landlord's financing, refinancing, mortgaging or selling the Building or the Project;

(K) any increase in an insurance premium caused by the non-general office use, occupancy or act of another tenant;

(L) costs for sculpture, decorations, painting or other objects of art;

(M) cost of any political, charitable or civic contribution or donation;

(N) reserves for repairs, maintenance and replacements;

(O) Project Electricity Costs;

(P) Taxes;

(Q) cost of utilities directly metered or submetered to Building tenants and paid separately by such tenants;

(R) fines, interest, penalties or liens arising by reason of Landlord's failure to pay any Operating Expenses when due, except that Operating Expenses shall include interest or similar charges if the collecting authority permits such Operating Expenses to be paid in installments with interest thereon, such payments are not considered overdue by such authority and Landlord pays the Operating Expenses in such installments;

(S) costs and expenses associated with hazardous waste or hazardous substances not generated or brought to the Project by Tenant or its agents including but not limited to the cleanup of such hazardous waste or hazardous substances and the costs of any litigation (including, but not limited to reasonable attorneys' fees) arising out of the discovery of such hazardous waste or hazardous substances;

(T) costs incurred for maintenance or repairs of any retail areas of the Building;

(U) wages, salaries, fees and fringe benefits paid to all personnel above the level of General Manager;

(V) costs of extraordinary services provided to other tenants of the Building or services to which Tenant is not entitled (including, without limitation, costs specially billed to and paid by specific tenants);

(W) all costs relating to activities for the solicitation and execution of leases of space in the Building, including legal fees, real estate brokers' commissions, expenses, fees, and advertising, moving expenses, design fees, rental concessions, rental credits, tenant improvement allowances, lease assumptions or any other cost and expenses incurred in the connection with the leasing of any space in the Building;

(X) costs representing an amount paid to an affiliate of Landlord (exclusive of any management fee permitted under the Operating Expense inclusions) to the extent in excess of market rates for comparable services if rendered by unrelated third parties;

(Y) costs arising from Landlord's default under this Lease or any other lease for space in the Building;

(Z) costs of selling the Project or any portion thereof or interest therein;

(AA) costs or expenses arising from the gross negligence or willful misconduct of Landlord, its agents or employees; or

(BB) costs incurred to remedy, repair or otherwise correct any violations of Laws which exist on the Commencement Date.

Landlord cannot pass-through capital expenditures except as provided in Section 4(c)(ii). Landlord shall not collect or be entitled to collect Operating Expenses from all of its tenants an amount in excess of 100% of the Operating Expenses actually incurred by Landlord.

d. Beginning on January 1, 2009 and continuing thereafter during the Term. Tenant shall pay to Landlord in advance on a monthly basis Tenant's Share of Taxes to the extent such Taxes exceed the Taxes for the Base Year. **"Taxes"** means all taxes, assessments and other governmental charges, including special assessments for public improvements or traffic districts which are levied or assessed against the Project during the Term or, if levied or assessed prior to the Term, which are properly allocable to the Term, any business property operating license charges and real estate tax appeal expenditures incurred by Landlord to the extent of any reduction resulting therefrom. Taxes shall not include (A) any inheritance, estate, succession, transfer, gift, franchise, corporation, net income or profit tax or capital levy that is or may be imposed upon Landlord; or (B) any transfer tax or recording charge resulting from a transfer of the Building or the Project; provided, however, that if at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered such that in lieu of or as a substitute in whole or in part for any taxes now levied, assessed or imposed on real estate there shall be levied, assessed or imposed (i) a tax on the rents received from such real estate, or (ii) a license fee measured by the rents receivable by Landlord from the Premises or any portion thereof, or (iii) a tax or license fee imposed upon Premises or any portion thereof, then the same shall be included in Taxes. Tenant shall pay, in monthly installments in advance, on account of Tenant's Share of Taxes, the estimated amount of the increase of such Taxes for such year in excess of the Taxes for the Base Year as determined by Landlord in its reasonable discretion.

e. Beginning on January 1, 2009 and continuing thereafter during the Term, Tenant shall pay to Landlord in advance on a monthly basis Tenant's Share of Project Electricity Costs to the extent such Project Electricity Costs exceed Project Electricity Costs for the Base Year. **"Project Electricity Costs"** means all electricity costs related to the maintenance, operation and repair of the Project, excluding the costs of electricity directly metered or submetered to Building tenants and paid separately by such tenants. Tenant shall pay, in monthly installments in advance, on account of Tenant's Share of Project Electricity Costs, the estimated amount of the increase of such Project Electricity Costs for such year in excess of the Project Electricity Costs for the Base Year as determined by Landlord in its reasonable discretion.

f. (i) For each calendar year (or portion thereof) for which Tenant has an obligation to pay Tenant's Share of Operating Expenses, Taxes and Project Electricity Costs over the Operating Expenses, Taxes and Project Electricity Costs for the Base Year, Landlord shall send to Tenant a statement of the projected increases in Operating Expenses, Taxes and Project Electricity Costs over the Operating Expenses, Taxes and Project Electricity Costs for the Base Year and shall indicate what Tenant's Share of Operating Expenses, Taxes and Project Electricity Costs payment shall be. As soon as administratively available, Landlord shall send to Tenant a statement of the actual Operating Expenses, Taxes and Project Electricity Costs for the prior calendar year and showing the actual amount payable by Tenant. If the amount previously paid by Tenant exceeds the amount actually due, Tenant shall receive a credit in an amount equal to the overpayment, which credit shall be applied towards future Rent until fully credited. If the credit exceeds the aggregate future Rent owed by Tenant, Landlord shall pay the excess amount

to Tenant. If Landlord has undercharged Tenant, then Landlord shall send Tenant an invoice with the additional amount due, which amount shall be paid in full by Tenant within thirty (30) days after receipt of such invoice.

(ii) If Landlord discovers that Landlord has not correctly calculated Operating Expenses, Taxes or Project Utility Costs or that Landlord has not correctly calculated Tenant's Share of Operating Expenses, Taxes or Project Utility Costs or if Landlord desires to send Tenant a supplemental invoice for Operating Expenses, Taxes or Project Utility Costs for a particular Calendar Year covering any such costs that were incurred by Landlord in such Calendar Year but were not included in its original statement of actual Operating Expenses, Taxes and Project Utility Costs, Landlord shall have a period of 365 days after the end of such Calendar Year within which to provide Tenant with written notice of such miscalculation or supplemental invoice. If Landlord fails to notify Tenant of the miscalculation or supplemental invoice within such notice period, Landlord shall be deemed to have waived its right to collect any sums otherwise due from Tenant arising from such miscalculation or supplemental invoice. The foregoing notwithstanding, there shall be no limit on the time during which Landlord must provide Tenant with written notice of a miscalculation or a supplemental invoice with respect to any Contested Cost. A "**Contested Cost**" means any Operating Expenses, Taxes and Project Utility Costs (i) that Landlord contests during the aforementioned notice period and/or (ii) for which Landlord did not receive an invoice prior to the expiration of the aforementioned notice period.

g. "**Additional Rent**" means all costs and expenses other than Fixed Rent that Tenant is obligated to pay under this Lease. "**Rent**" means Fixed Rent and Additional Rent. Landlord may apply payments received from Tenant to any obligations of Tenant then due and owing without regard to any contrary Tenant instructions or requests. Additional Rent shall be paid by Tenant in the same manner as Fixed Rent, without notice, demand, set-off, deduction or counterclaim, except as otherwise expressly provided in this Lease.

h. If, during the Term (including during the Base Year), less than ninety-five (95%) percent of the rentable area of the Building is or was occupied by tenants, Operating Expenses and Project Electricity Costs shall be deemed for such year to be an amount equal to the costs that would have been incurred had such occupancy of the Building been at least ninety-five (95%) percent throughout such year, as reasonably determined by Landlord and taking into account that certain expenses fluctuate with the Building's occupancy level (*e.g.*, janitorial) and certain expenses do not so fluctuate (*e.g.*, landscaping). Landlord further agrees that the Operating Expenses and Project Electricity Costs for the Base Year will be calculated on a consistent basis with the calculation of Tenant's Share of Operating Expenses and Project Electricity Costs for subsequent years (i.e., that is, with variable Operating Expenses and/or Project Electricity Costs grossed-up in the Base Year if the Landlord is charging Tenant on a grossed-up basis for subsequent years). In addition, if Landlord is not obligated or otherwise does not offer to furnish an item or a service to a particular tenant or portion of the Building (*e.g.*, if a tenant separately contracts with an office cleaning firm to clean such tenant's premises) and the cost of such item or service would be included in Operating Expenses and/or Project Electricity Costs, Landlord will equitably adjust the Operating Expenses or Project Electricity Cost so the cost of the item or service is shared only by tenants actually receiving such item or

service.

i. All payment calculations under this Section shall be prorated for any partial calendar years during the Term and all calculations shall be based upon Operating Expenses as grossed-up in accordance with the terms of this Lease.

j. Landlord shall maintain its books and records relating to Operating Expenses, Taxes and Project Electricity Costs for at least three (3) years after Landlord has delivered the actual statements thereof to Tenant for the year in question. If no Event of Default exists, Tenant may review Landlord's Operating Expense, Tax and Project Electricity Cost records for any year during the Term; provided, however, Tenant must exercise such review right by written notice given to Landlord within ninety (90) days after Tenant's receipt of Landlord's statement of Operating Expenses, Taxes and Project Electricity Costs for the applicable year. If Tenant does not give such notice to Landlord within such ninety (90) day period, Landlord's statement of the Operating Expenses, Taxes and Project Electricity Costs in such statement shall be conclusive and binding upon Tenant. Landlord agrees to preserve its Operating Expense, Tax and Project Electricity Cost records for at least the aforementioned ninety (90) day period and thereafter while any review or dispute concerning same is proceeding. Upon at least thirty (30) days prior written request from Tenant to Landlord, the review shall be conducted at a time mutually convenient to Landlord and Tenant during Business Hours at the offices where such books and records are maintained. If Tenant's review discloses any discrepancy, Landlord and Tenant shall negotiate in good faith for a period of seven (7) business days to resolve the discrepancy and make an appropriate adjustment, failing which, Landlord and Tenant shall submit the dispute to arbitration pursuant to the rules and under the jurisdiction of the American Arbitration Association in Washington, DC. The decision rendered in such arbitration shall be final, binding and non-appealable. Arbitration expenses shall be divided equally between the parties, provided that the individual legal and accounting expenses incurred by a party shall be such party's responsibility. If, by agreement or arbitration decision, it is determined that the aggregate Operating Expenses, Taxes and Project Electricity Costs charged by Landlord exceed by more than three percent (3%) the actual aggregate Operating Expenses, Taxes and Project Electricity Costs, Landlord shall reimburse Tenant for the actual, reasonable hourly legal and accounting review costs incurred by Tenant, and shall pay or reimburse Tenant's half of the arbitration expenses. If Tenant's review consultant charges a contingent fee and Landlord is responsible for the payment of Tenant's review costs, Landlord shall only pay the reasonable hourly fee of such review consultant. Tenant, its representatives and the accountant shall keep confidential any and all information contained in Landlord's records, except to the extent such information must be disclosed to a trier of fact in the event of a dispute between Landlord and Tenant with regard to Operating Expenses, Taxes and Project Electricity Costs or otherwise required by law, provided that Tenant shall stipulate to such protective or other orders in the proceeding as may be reasonably required to preserve the confidentiality of such information.

5. **SERVICES AND UTILITIES.**

a. Landlord shall provide (i) Premises heat and air-conditioning ("**HVAC**") service in the respective seasons during the hours of 8:00 a.m. to 6:00 p.m. on weekdays and on Saturdays from 8:00 a.m. to 1:00 p.m., excluding legal holidays ("**Business Hours**"), (ii)

Premises electricity for lighting and office equipment typically found in the offices of first-class office tenants in the market in which the Project is located; (iii) water and sewer service to the extent typically provided by landlords of first-class office space in the market in which the Project is located; (iv) cleaning services consistent with the cleaning standards for first-class office buildings in the market in which the Project is located; and (v) an electronic perimeter security and life safety system of a standard typically used in class A buildings in Fairfax County, Virginia.

b. If Landlord reasonably determines that the heavy concentration of personnel, motors, machines or equipment, including telephone and computer equipment, used in the Premises adversely affects the temperature or humidity otherwise maintained by the Building's air conditioning system, Landlord shall notify Tenant in writing and Tenant shall have thirty (30) days to remedy the situation to Landlord's reasonable satisfaction. If Tenant fails to timely remedy the situation to Landlord's reasonable satisfaction, Landlord shall have the right to install one or more supplemental air conditioning units in the Premises with the reasonable cost thereof, including the cost of installation, operation and maintenance, being payable by Tenant to Landlord within thirty (30) days after Landlord's written demand. All supplemental air conditioning equipment shall have a separate submeter installed to record the cost of operation.

c. Tenant shall not use or install in, at or for the Premises any equipment that requires, in the aggregate, more electric current than normally required for first-class office use in the market in which the Project is located. Any provision of this Lease to the contrary notwithstanding, if Landlord reasonably determines, and provides Tenant with documentation prepared by an independent third party demonstrating, that Tenant's electricity use is in excess of six (6) watts per rentable square foot of the Premises of demand load for overhead fixtures and convenience outlets and also exceeds that of tenants of other typical first-class office tenants in the market in which the Project is located, Landlord shall notify Tenant in writing and Tenant shall have thirty (30) days to remedy the situation to Landlord's reasonable satisfaction. If Tenant fails to timely remedy the situation to Landlord's reasonable satisfaction, Landlord shall have the right to install, at Tenant's expense, separate electricity and/or water meters for the Premises and Tenant shall pay Landlord for all electricity and/or water and sewer service(s) registered by such meter(s) and Tenant's Share of Project Electricity Costs and of the Project's water and sewer costs payable by Tenant shall be equitably adjusted to reflect Tenant's direct payment to Landlord for such metered service(s). Tenant, at Tenant's expense, shall make arrangements with the applicable utility companies and public bodies to provide, in Tenant's name, telephone, cable and any other utility service (other than electricity, water and sewer) that Tenant desire at the Premises. Upon Tenant's reasonable prior request, Landlord shall furnish the Premises with HVAC service during non-Business Hours at Landlord's then-current rate for such service, which rate is currently $45.00 per hour per floor. Landlord shall limit future increases in such rate to increased costs incurred by Landlord in delivering such service including, without limitation, increased electricity, and reasonable wear and tear on equipment, but without mark-up.

d. Landlord shall not be liable for any interruption in providing electricity or any other service that Landlord is obligated to provide under this Lease, unless such interruption or delay (i) renders the Premises or any portion thereof untenantable for the normal conduct of

Tenant's business at the Premises and Tenant has ceased using such untenantable portion; (ii) results from Landlord's negligence or willful misconduct; and (iii) extends for a period longer than five (5) consecutive days, in which case, Tenant's obligation to pay Fixed Rent shall be abated with respect to the untenantable portion of the Premises that Tenant has ceased using for the period beginning on the sixth (6th) consecutive day after the aforementioned conditions are met and ending on the earlier of (x) the date Tenant recommences using the Premises or the applicable portion thereof, or (y) the date on which the service(s) is substantially restored. In the event of a casualty or condemnation affecting the Building and/or the Premises, the terms of Sections 14 and 15, respectively, shall control over the provisions of this Section.

6. USE OF PREMISES, SIGNS, PARKING AND COMMON AREAS.

a. Tenant shall use the Premises for general office use (including Secured Rooms as defined in Section 25d) and storage incidental thereto, and for no other purpose (the "**Permitted Use**"). Tenant's use of the Premises for the Permitted Use shall be subject to all applicable Laws and to all reasonable requirements of the insurers of the Building.

b. Landlord, at Landlord's expense, shall provide Tenant with identification signage on all Building lobby directories and at the main entrance to the Premises. Tenant shall not place, erect or maintain any signs at the Premises, the Building or the Project that are visible from outside of the Premises.

c. Subject to the Building rules and regulations, Tenant shall have the non-exclusive right in common with others to use (i) the paved driveways and walkways at the Project for vehicular and pedestrian access to the Building; (ii) the elevators and other common areas in the Building; and (iii) the parking facilities at the Project for parking standard-size automobiles of Tenant and its employees and business visitors, with Tenant being entitled to parking permits for unreserved parking at a ratio of 3.9 per 1,000 square feet of rentable area of the Premises at no additional charge during the initial Term and thereafter at the prevailing market rate charged to tenants in the Building from time to time by the garage operator at the Parking Facilities for each permit, except four (4) of such parking permits shall be for reserved spaces near the entrance of the Building.

d. Landlord shall provide Tenant with access to the Building and passenger elevator service for use in common with others for access to and from the Premises twenty-four (24) hours per day, seven (7) days per week, except during emergencies; provided, however, Landlord shall have the right to limit the number of elevators to be operated during repairs and during non-Business Hours.

e. Landlord shall have the right in its sole discretion to, from time to time, construct, maintain, operate, repair, close, limit, take out of service, alter, change, and modify all or any part of the common areas of the Project including, without limitation, restricting or limiting Tenant's utilization of the parking facilities if the same become overburdened or to provide reserved parking and in such case to equitably allocate on a proportionate basis or assign parking spaces among Tenant and the other tenants of the Building. In addition, subject to the security provisions set forth in Section 25 below, Landlord, Landlord's agents, contractors and

utility service providers shall have the right to install, use and maintain ducts, pipes, wiring and conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced beyond a *de minimis* amount.

7. **ENVIRONMENTAL MATTERS.**

a. Tenant shall not generate, manufacture, refine, transport, treat, store, handle, dispose, bring or otherwise cause to be brought or permit any of its agents, employees, contractors or invitees to bring, in, on or about any part of the Project, any hazardous waste, hazardous substances, toxic substances, oil, asbestos or other hazardous material, pollutant or contaminant as defined by 42 U.S.C. §9601 or now or hereafter regulated by any Law (**"Hazardous Materials"**). Notwithstanding the foregoing, Tenant shall be permitted to bring onto the Premises office cleaning supplies and other office products normally found in modern offices provided that Tenant only brings a reasonable quantity of such supplies and products onto the Premises and provided that Tenant shall at all times comply with all Laws pertaining to the storage, handling, use and application of such supplies and products.

b. Landlord represents and warrants that, to Landlord's actual knowledge (as opposed to Landlord's constructive or implied knowledge), there are no Hazardous Materials on, in or under the Premises, Building, common areas or Project as of the Commencement Date in violation of any Laws.

c. Landlord, at Landlord's expense, shall promptly remediate any, Hazardous Materials that are brought onto, or stored, disposed of or used at the Premises by Landlord or any of its employees, agents, or independent contractors.

8. **TENANT'S ALTERATIONS.**

a. Tenant shall not cut, drill into or secure any fixture, apparatus or equipment or make alterations, improvements (including the Leasehold Improvements) or physical additions (collectively, **"Alterations"**) of any kind to any part of the Premises without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. With respect to all improvements and Alterations made after the date hereof, other than those made by Landlord pursuant to the express provisions of this Lease, Tenant acknowledges that (i) Tenant is not acting as Landlord's agent; (ii) Landlord did not cause such Alterations to be made; and (iii) Landlord has not ratified such work.

b. Prior to the expiration or earlier termination of the Term, Tenant, at Tenant's expense, shall remove, and repair and restore in a good and workmanlike manner any damage to the Premises and/or the Building caused by such removal, (i) Tenant's personal property from the Premises and (ii) all Alterations. The foregoing notwithstanding, Tenant shall not be required to remove an Alteration if (A) at the time Tenant requests Landlord's consent to such Alteration, Tenant provides Landlord with written notification that Tenant desires to not be required to remove such Alteration and Landlord consents in writing to Tenant's non-removal request; or (B) the Alteration is not a Specialty Alteration. A **"Specialty Alteration"** means Alterations that are not normal and customary leasehold improvements typically found in comparable office space at comparable first-class office buildings in the market in which the

Project is located, such as kitchens (other than a pantry installed for the use of Tenant's employees only), executive restrooms, computer room installations, supplemental HVAC equipment and components, safes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, slab penetrations, non-Building standard life safety systems, security systems (including Tenant's Security Systems) or lighting. Without limitation, Landlord agrees that Tenant shall not be required to remove any Secure Rooms (as defined in Section 25d below) installed by Tenant as permitted under this Lease or the pantry kitchen and nonraised floor computer rooms initially installed by Tenant has provided in Exhibit C attached hereto. If Tenant fails to so remove any of Tenant's personal property and/or any Alterations as required herein, the same shall be deemed abandoned and Landlord, at Tenant's expense, may remove and dispose of same and repair and restore any damage caused thereby; or, at Landlord's election, such Tenant's personal property and/or Alterations shall become Landlord's property.

9. **ASSIGNMENT AND SUBLETTING.**

a. Except as expressly permitted pursuant to this Section, Tenant shall not mortgage or assign this Lease or sublet the Premises or any portion thereof without Landlord's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Any of the foregoing acts undertaken without Landlord's prior written consent shall constitute an Event of Default and shall, at Landlord's option, be void. For purposes of this Lease, an assignment shall include, without limitation, any assignment by operation of law and any merger, consolidation or asset sale involving Tenant, any direct or indirect transfer of control of Tenant and any transfer of a majority of the ownership interests in Tenant.

b. If Tenant desires to assign this Lease or to sublet all or any portion of the Premises, Tenant shall give written notice to Landlord of such desire including the name, address and contact party for the proposed assignee or subtenant, a description of such party's business history, the effective date of the proposed assignment or sublease (including the proposed occupancy date by the proposed assignee or subtenant), and in the instance of a proposed sublease, the square footage to be subleased, a floor plan professionally drawn to scale depicting the proposed sublease area, a statement of the duration of the proposed sublease (which shall in any and all events expire by its terms prior to the scheduled expiration of this Lease, and immediately upon the earlier termination hereof) and such other information or documentation that Landlord might reasonably request.

c. Within twenty (20) days after Landlord's receipt of Tenant's notice and all of the abovementioned information and documentation, Landlord shall notify Tenant in writing as to whether Landlord elects to consent to the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of Landlord's election within the aforementioned period, Landlord shall be deemed to have elected not to consent to the proposed assignment or sublease.

d. [Intentionally omitted]

e. Upon Landlord providing written notice to Tenant that Landlord consents to Tenant's proposed assignment or sublease, Tenant may proceed to consummate such assignment or sublease by executing an assignment or a sublease (as applicable) (in each case in a form reasonably acceptable to Landlord) within a period of 120 days after receiving such notice from Landlord. Concurrently with such execution of the assignment or sublease, Tenant, Landlord and the assignee or subtenant shall also execute and deliver Landlord's standard form consent to assignment or consent to sublease form, as applicable.

f. Without limiting the reasonable bases upon which Landlord may reasonably withhold its consent to a proposed assignment or sublease, it shall be reasonable for Landlord to withhold its consent to such assignment or sublease if (i) the proposed assignee or sublessee does not have a net worth reasonably acceptable to Landlord; (ii) the proposed assignee of sublessee, in Landlord's reasonable opinion, is not reputable and of good character; (iii) Tenant is proposing to assign or sublease to an existing tenant of the Building unless Landlord does not have vacant space available for lease at the Building that is comparable to the Premises or portion thereof that Tenant proposes to sublease; (iv) Landlord reasonably concludes that the proposed assignee's or subtenant's use of the Premises will require parking in excess of the Parking Allocation with respect to the Premises or the applicable portion thereof; (v) the nature of such party's proposed business operation would or might reasonably permit or require the use of the Premises in a manner that would conflict with express provisions of this Lease or any other tenant's lease at the Building; (vi) the assignee or subtenant would use all or any portion of the Premises as a school, employment agency, medical or dental practice or user that will attract a volume, frequency or type of visitor or employee to the Building which is not consistent with the standards of a high quality office building or that will impose an excessive demand on or use of the facilities or services of the Building; (vii) the assignee or subtenant is a governmental agency or authority or any entity or persons enjoying the privileges of foreign sovereign immunity or diplomatic immunity; or (viii) there then exists an Event of Default.

g. From any consideration received by Tenant in connection with an assignment or sublease, Tenant shall, after first deducting therefrom the cost of any tenant improvement allowances provided by Tenant to such assignee or subtenant and/or any alterations made to the Premises by Tenant for such assignee or subtenant, and all reasonable out-of-pocket third-party expenses incurred by Tenant in connection with such assignment or sublease, pay to Landlord as Additional Rental within ten (10) business days after Tenant's receipt thereof and without affecting or reducing any other obligation of Tenant under this Lease, fifty percent (50%) of the amount by which the consideration received by Tenant exceeds the amount that Tenant is obligated to pay Landlord under this Lease for the Premises (in the case of an assignment of this Lease or a sublease of the entire Premises) or the applicable portion thereof (in the case of a sublease of less than the entire Premises) for the applicable period of time. Landlord shall not be entitled to any consideration that may be received by Tenant in connection with an assignment, sublease or other space sharing arrangement permitted under Section 9k or Section 9m below.

h. Regardless of Landlord's consent to a proposed assignment or sublease, no assignment or sublease shall release Tenant from Tenant's obligations or alter Tenant's primary liability to fully and timely pay all Rent due from time to time under this Lease and to

fully and timely perform all of Tenant's other obligations under this Lease. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. If any assignee or subtenant of Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or subtenant.

i. If Tenant assigns this Lease or if Tenant subleases all or any portion of the Premises and an Event of Default exists at any time, Landlord may collect Rent from the assignee or subtenant and apply the net amount collected to the Rent herein reserved; but no such collection shall be deemed a waiver of the provisions of this Section, an acceptance of such assignee or subtenant as tenant hereunder or a release of Tenant from further performance of the covenants herein contained.

j. In connection with the first (1st) proposed assignment or sublease (except pursuant to Section 9k), Tenant shall pay to Landlord an administrative fee of $-0- plus Landlord's reasonable attorneys' fees; and for each proposed assignment or sublease thereafter, Tenant shall pay to Landlord an administrative fee of $500 plus Landlord's reasonable attorneys' fees. Tenant shall pay such administrative fee and attorneys' fees to Landlord upon Landlord's written demand.

k. Any provision of this Lease to the contrary notwithstanding, Tenant may (i) sublet all or any portion of the Premises to any related corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant (an "**Affiliate**"); or (ii) assign this Lease to a successor corporation or other entity into which or with which Tenant is merged or consolidated or which acquires all or substantially all of Tenant's assets and property; provided that such successor corporation or other entity assumes all of Tenant's obligations and liabilities under this Lease and substantially all of the other obligations and liabilities of Tenant and has assets, capitalization and net worth at least equal to the assets, capitalization and net worth of Tenant as of the date of this Lease as determined by generally accepted accounting principles, consistently applied. Tenant shall give Landlord written notice of an assignment or sublease under this Section 9k promptly after consummation of the same. For the purpose of this Section "control" means ownership of not less than fifty percent (50%) of all the voting stock or legal and equitable interest in such corporation or entity. If at any time after the effective date of an assignment or a sublease to an Affiliate of Tenant, the assignee or the subtenant ceases to be an Affiliate of Tenant, then Landlord's consent to such assignment or sublease pursuant to the other provisions of this Section shall be required as of the date such assignee or subtenant ceases to be an Affiliate of Tenant. Sections 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9j shall not apply with respect to an assignment or sublease pursuant to this Section 9k.

l. No subtenant shall assign such subtenant's sublease nor sub-sublet such subtenant's premises without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion.

m. Nothing in this Lease shall be deemed to prohibit, and Landlord's consent shall not be required with respect to, the simultaneous occupancy of the Premises by means of

any occupancy arrangement selected by Tenant (which arrangement does not have to be in writing), of all or a portion of the Premises to one or more Affiliates or divisions of Tenant or use of the Premises by governmental employees, contractors or subcontractors which have a business function or purpose which is related and/or supplementary to the business of Tenant or any Affiliate of Tenant; provided, however, that Landlord shall be given written notice thereof promptly after the effective date of such occupancy arrangement. Tenant shall be responsible for ensuring the compliance of such affiliates, divisions and government employees, contractors or subcontractors with this Lease. Sections 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9j shall not apply with respect to an occupancy arrangement pursuant to this Section 9m.

10. **LANDLORD'S RIGHT OF ENTRY.** Subject to the security provisions set forth in Section 25 below, Landlord and persons authorized by Landlord may enter the Premises at all reasonable times upon reasonable advance notice which in no case shall be less than twenty-four (24) hour advance written notice or, in the case of an emergency, at any time without notice. Landlord shall not be liable for inconvenience to or disturbance of Tenant by reason of any such entry; provided, however, in the case of repairs or work, such shall be done, so far as practicable, so as to not unreasonably interfere with Tenant's use of the Premises.

11. **REPAIRS AND MAINTENANCE.**

a. Tenant, at Tenant's expense, shall keep and maintain the Premises in good order and condition including promptly making all non-structural repairs necessary to keep and maintain such good order and condition. If requested by Tenant, Landlord shall make such repairs to the Premises within a reasonable time after Landlord receives Tenant's repair request notice and shall charge Tenant for such services at Landlord's standard rate (such rate to be competitive with the market rate for such services). When used in this Lease, the term "**repairs**" shall include repairs and any reasonably necessary replacements. All repairs made by Tenant shall utilize materials and equipment that are at least equal in quality, number and usefulness to those originally used in constructing the Building and the Premises. Any provision of this Lease to the contrary notwithstanding, any repairs to the Premises or any portion thereof made necessary by the negligent or willful act or omission of Landlord or any employee, agent, contractor or invitee of Landlord shall be made at Landlord's expense.

b. Landlord, at Landlord's expense (except to the extent such expenses qualify as Operating Expenses), shall make all necessary repairs to: (i) the footings and foundations and the structural elements of the Building; (ii) the roof of the Building; (iii) the HVAC, plumbing, elevators, electric, fire protection and fire alert systems within the Building core from the core to the point of connection for service to the Premises; (iv) the Building exterior; and (v) the Project common areas. Any provision of this Lease to the contrary notwithstanding, any repairs to the Project or any portion thereof made necessary by the negligent or willful act or omission of Tenant or any employee, agent, contractor or invitee of Tenant shall be made at Tenant's expense, except to the extent of insurance proceeds received by Landlord.

12. **INSURANCE; SUBROGATION RIGHTS.**

a. Tenant, at Tenant's expense, shall obtain and keep in force at all times during the Term commercial general liability insurance including contractual liability and personal injury liability and all similar coverage, with combined single limits of $2,000,000 on account of bodily injury to or death of one or more persons as the result of any one accident or disaster and on account of damage to property, or in such other amounts as Landlord may from time to time require; and a policy of property insurance covering the replacement value of all of Tenant's trade fixtures, equipment and personal property at the Premises. Tenant shall require its movers to procure and deliver to Landlord a certificate of insurance naming Landlord as an additional insured. No liability insurance required hereunder shall be subject to cancellation or modification without at least thirty (30) days' prior notice to all insureds, and shall name Tenant, Landlord, Landlord's property manager and Brandywine Realty Trust as insureds, and, if requested in writing by Landlord, shall also name as an additional insured any mortgagee or holder of any mortgage that may be or become a lien upon any part of the Premises. Prior to the Commencement Date, Tenant shall provide Landlord with certificates that evidence that all insurance coverages required under this Lease are in place for the policy periods. Tenant shall also furnish to Landlord throughout the Term replacement certificates at least thirty (30) days prior to the expiration dates of the then current policy or policies. All insurance required under this Lease shall be issued by an insurance company that has been in business for at least five (5) years, is authorized to do business in the state in which the Project is located, and has a financial rating of at least an A-VII as rated in the most recent edition of Best's Insurance Reports. The limits of any such required insurance shall not in any way limit Tenant's liability under this Lease or otherwise. If Tenant fails to maintain such insurance, Landlord may, but shall not required to, procure and maintain the same, at Tenant's expense, which expense shall be reimbursed by Tenant as Additional Rent within ten (10) business days after written demand. Any deductible under such insurance policy in excess of Twenty Five Thousand Dollars ($25,000) must be approved by Landlord in writing prior to the issuance of such policy. Tenant shall not self-insure without Landlord's prior written consent. Tenant may comply with its insurance coverage requirements through a blanket policy, provided Tenant, at Tenant's sole expense, procures a "per location" endorsement, or equivalent, so that the general aggregate and other limits apply separately and specifically to the Premises. Notwithstanding anything to the contrary contained in this Lease, so long as Alliant Techsystems Inc. or an Affiliate thereof is the then Tenant under this Lease and Alliant Techsystems Inc. has a net worth of at least $100,000,000 (determined in accordance with generally accepted accounting principles), any insurance required to be carried by Tenant under this Lease may be issued by ATK Insurance Company and Tenant shall have the option, either alone or in conjunction with ATK Insurance Company, to carry such deductibles or self retention amounts and/or provide or maintain insurance through such alternative risk management programs as Tenant and/or ATK Insurance Company may provide or participate in from time to time consistent with other properties leased by Tenant similar to the Premises.

b. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the Project or any portion thereof and personal property, fixtures and equipment located therein, wherein the insurer waives subrogation or consents to a waiver of right of recovery. Both Landlord and Tenant agree to immediately give

each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of such mutual waivers and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation thereof by reason of such waivers and shall furnish to the other party written evidence of such foregoing endorsements or that such endorsement is not required. Landlord and Tenant hereby waive and agree not to make any claim against, or seek to recover from, the other for any loss or damage to its property or the property of others resulting from fire or other hazards to the extent covered (or would have been covered if the party had obtained and maintained the insurance it was required to carry under this Lease or if Tenant did not elect to self-insure for any such matter or risk) by the property insurance that was required to be carried by that party under the terms of this Lease.

13. INDEMNIFICATION.

a. Tenant shall defend, indemnify and hold harmless Landlord, Landlord's property manager and Brandywine Realty Trust and each of Landlord's directors, officers, members, partners, trustees, employees and agents (collectively, the "**Landlord Indemnitees**") from and against any and all claims, actions, damages, liabilities and expenses (including all reasonable costs and expenses (including reasonable attorneys' fees)) arising from any (i) Tenant breach of this Lease, (ii) negligence or willful act of Tenant or any Tenant Indemnitees or Tenant invitees, (iii) except to the extent arising from Landlord's negligence or willful misconduct or breach of this Lease, litigation commenced by or against any Tenant Indemnitees, Tenant's invitees, subtenants, licensees or concessionaires, and (iv) except to the extent arising from Landlord's negligence or willful misconduct or breach of this Lease, claims arising from acts or omissions occurring at or the condition of the Premises including, without limitation, claims arising in connection with Tenant's Security Systems. If Tenant fails to promptly defend a Landlord Indemnitee following written demand by the Landlord Indemnitee, the Landlord Indemnitee shall defend the same at Tenant's expense, by retaining or employing counsel reasonably satisfactory to such Landlord Indemnitee.

b. Landlord shall defend, indemnify and hold harmless Tenant and each of Tenant's directors, officers, members, partners, trustees, employees and agents (collectively, the "**Tenant Indemnitees**") from and against any and all claims, actions, damages, liabilities and expenses (including all reasonable costs and expenses (including reasonable attorneys' fees)) arising from any (i) Landlord breach of this Lease, and (ii) negligence or willful act of Landlord or any Landlord Indemnitees. If Landlord fails to promptly defend a Tenant Indemnitee following written demand by the Tenant Indemnitee, the Tenant Indemnitee shall defend the same at Landlord's expense, by retaining or employing counsel reasonably satisfactory to such Tenant Indemnitee.

c. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

14. CASUALTY DAMAGE.

a. If there occurs any casualty to the Project (other than to the Premises) and (i) in Landlord's reasonable judgment, the repair and restoration work would require more than

210 consecutive days to complete after the casualty (assuming normal work crews not engaged in overtime); (ii) the casualty occurs during the last twelve (12) months of the Term; (iii) insurance proceeds are unavailable to Landlord or are insufficient to restore the Project to substantially its precasualty condition; or (iv) more than thirty percent (30%) of the value of the Building is damaged, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto, by sending written notice of such termination to Tenant within sixty (60) days after such casualty. Such notice shall specify a termination date not fewer than thirty (30) nor more than ninety (90) days after such notice is given to Tenant.

b. If there occurs any casualty to the Premises and (i) in Landlord's reasonable judgment, the repair and restoration work would require more than 210 consecutive days to complete after the casualty (assuming normal work crews not engaged in overtime); (ii) the casualty occurs during the last twelve (12) months of the Term; or (iii) insurance proceeds are unavailable to Landlord or insufficient to restore the Premises to substantially its precasualty condition, Landlord and Tenant shall each have the right to terminate this Lease and all the unaccrued obligations of the parties hereto, by sending written notice of such termination to the other party within sixty (60) days after the date of such casualty. Such notice shall specify a termination date not fewer than thirty (30) nor more than ninety (90) days after such notice is given to the other party, but in no event shall the termination date be after the last day of the Term. If there occurs any casualty to the Premises and neither party terminates this Lease, Tenant's obligation to pay Fixed Rent and Additional Rent shall be equitably adjusted or abated during the period (if any) during which Tenant is not reasonably able to use the Premises or an applicable portion thereof as a result of such casualty.

15. **CONDEMNATION.** If, in Landlord's reasonable judgment, a condemnation renders the Building unsuitable for its continued use, this Lease shall terminate as of the date title to the Building or the applicable portion thereof vests in the condemnor and the Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to such date and all Rent prepaid for period beyond that date shall forthwith be repaid by Landlord to Tenant and neither party shall thereafter have any liability for any unaccrued obligations hereunder. If this Lease is not terminated after a condemnation, the Fixed Rent and the Additional Rent shall be equitably reduced in proportion to the area of the Premises that has been taken for the balance of the Term. Tenant shall have the right to make a claim against the condemnor for moving expenses and business dislocation damages to the extent that such claim does not reduce the sums otherwise payable by the condemnor to Landlord.

16. **SUBORDINATION; RIGHTS OF MORTGAGEE.** This Lease shall be subordinate to the lien of any deeds of trust now or hereafter placed upon the Project or any portion thereof without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, provided the holder of such deed of trust provides a commercially reasonable non-disturbance agreement to Tenant. Tenant shall execute and deliver to Landlord within ten (10) business days after written demand such further instrument evidencing such subordination, non-disturbance and agreement to attorn as shall be reasonably required by any Mortgagee. If Landlord shall be or is alleged to be in default of any of its obligations owing to Tenant under this Lease, Tenant shall not exercise any remedies under this Lease until Tenant gives the holder (the "**Mortgagee**") of any deed of trust now or hereafter placed upon the Project

or any portion thereof of whom Tenant has been given written notice, notice by overnight mail of any such default that Tenant shall have served upon Landlord. Tenant shall not be entitled to exercise any right or remedy because of any default by Landlord without having given such notice to the Mortgagee as aforesaid and, if Landlord fails to cure such default, the Mortgagee shall have the right to cure such default within forty-five (45) days after Mortgagee's receipt of such default notice from Tenant. Landlord shall obtain a commercially reasonable non-disturbance agreement from any existing Mortgagee prior to the Commencement Date and Landlord shall deliver to Tenant a subordination, nondisturbance and attornment agreement from all future Mortgagees on each such Mortgagee's standard form, which form shall be in a commercially reasonable form and which form shall be modified to address any Lease-specific provisions as such Mortgagee might reasonably require. Landlord represents and warrants to Tenant that, as of the Effective Date, there is no Mortgagee and there is no mortgage or deed of trust lien encumbering the Project or any portion thereof.

17. **ESTOPPEL CERTIFICATE.** Each party shall at any time and from time to time, within ten (10) business days after the other party's written request, execute and deliver to the other party a written instrument in recordable form certifying all reasonably requested information pertaining to this Lease.

18. **DEFAULT AND REMEDIES.**

a. An "**Event of Default**" shall be deemed to exist if (i) Tenant fails to pay any Rent when due and such failure continues for more than five (5) business days after Landlord has given Tenant written notice of such failure; provided, however, in no event shall Landlord have any obligation to give Tenant more than two (2) such notices in any twelve (12) month period; (ii) Tenant fails to bond over a mechanic's or materialmen's lien within twenty (20) days after Landlord's demand; (iii) any assignment or subletting (regardless of whether the same might be void under this Lease) in violation of the terms of this Lease; (iv) the occurrence of any default beyond any applicable notice and/or cure period under any guaranty executed in connection with this Lease; or (v) Tenant fails to observe or perform any of Tenant's other agreements or obligations under this Lease and such failure continues for more than twenty (20) days after Landlord gives Tenant written notice of such failure, or the expiration of such additional time period as is reasonably necessary to cure such failure, provided Tenant immediately commences and thereafter proceeds with all due diligence and in good faith to cure such failure.

b. Upon the occurrence of an Event of Default, Landlord shall have the right, at Landlord's option, to elect to do any one or more of the following:

(i) Landlord shall have the right to terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord and Tenant shall pay Landlord upon demand for all losses and damages that Landlord suffers or incurs by reason of such termination, including damages in an amount equal to the total of (A) the costs of repossessing the Premises and all other expenses incurred by Landlord in connection with Tenant's default; (B) the unpaid Rent earned as of the date of termination; (C) all Rent for the period that would otherwise have constituted the remainder of the Term minus the fair market

rental value of the Premises (as reasonably determined by Landlord as of the time of such termination) for the remainder of the Term, with such resulting amount being discounted to present value at a rate of six percent (6%) *per annum*; and (D) all other sums of money and damages owing by Tenant to Landlord; provided however, that (a) such expenses shall be amortized on a straight line basis over the greater of the remaining term of the Lease or the new Lease for the Premises and (b) Tenant shall be liable for only the portion of the foregoing expenses applicable to the then remaining Term;

(ii) Landlord shall have the right to enter upon and take possession of the Premises pursuant to applicable law without terminating this Lease (but terminating Tenant's right of possession, if Landlord so elects) and without being liable to prosecution or any claim for damages therefor and to relet the Premises on such terms as Landlord deems advisable, in which event Tenant shall pay to Landlord on demand Landlord's out-of-pocket costs of repossession, renovating, repairing and altering the Premises for a new tenant or tenants and any deficiency between the Rent payable hereunder and the rent paid under such reletting; provided. however, that Tenant shall not be entitled to any excess payments received by Landlord from such reletting; and provided further that (a) such expenses shall be amortized on a straight line basis over the greater of the remaining term of the Lease or the new Lease for the Premises and (b) Tenant shall be liable for only the portion of the foregoing expenses applicable to the then remaining Fixed Term. Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rent or for damages, provided that Landlord has used commercially reasonable efforts to relet the Premise and to mitigate any such damages;

(iii) Landlord shall have the right to enter the Premises pursuant to applicable law without terminating this Lease and without being liable for prosecution or any claim for damages therefor and maintain the Premises and repair or replace any damage thereto or do anything for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any out-of-pocket costs which Landlord incurs in thus effecting Tenant's compliance under this Lease, and Landlord shall not be liable to Tenant for any damages with respect thereto; and/or

(iv) Landlord shall have the right to cure any default on behalf of Tenant and Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including reasonable attorneys' fees and other legal expenses.

c. Any sums payable by Tenant under this Lease that are not paid when due shall bear interest at the rate of twelve percent (12%) *per annum* accruing from the applicable due date until paid by Tenant to Landlord, but only to the extent that such interest exceeds the amount of the late fee, if any, paid with respect to such overdue sum.

d. Neither any delay or forbearance by Landlord in exercising any right or remedy hereunder nor Landlord's undertaking or performing any act that Landlord is not expressly required to undertake under this Lease shall be construed to be a waiver of Landlord's rights or to represent any agreement by Landlord to thereafter undertake or perform such act. Landlord's waiver of any breach by Tenant of any covenant or condition herein contained (which

waiver shall be effective only if so expressed in writing by Landlord) or Landlord's failure to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Landlord's right to have any such covenant or condition duly performed or observed by Tenant, or of Landlord's rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Landlord in respect of such breach or any subsequent breach.

e. The rights granted to Landlord in this Section shall be cumulative of every other right or remedy provided in this Lease or which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of Rent or damages accruing to Landlord by reason of any Event of Default under this Lease. Landlord shall use commercially reasonable efforts to mitigate any damages resulting from a Tenant Default.

f. No payment by Tenant or receipt by Landlord of a lesser amount than any payment of Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or Additional Rent due and payable hereunder, nor shall any endorsement or statement or any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other right or remedy provided for in this Lease, at law or in equity.

19. **SURRENDER.** Not later than upon the expiration or earlier termination of the Term, Tenant shall vacate and surrender the Premises to Landlord in good order and condition and in conformity with the applicable provisions of this Lease. If Tenant does not vacate and surrender the Premises as herein required, Tenant's occupancy of the Premises shall be a tenancy at sufferance. During any period of occupancy beyond the expiration or earlier termination of the Term the amount of Rent owed by Tenant to Landlord shall be 125% of the Rent that would otherwise be due under this Lease for the first sixty (60) days of such occupancy and 150% thereafter. The acceptance of Rent by Landlord or the failure or delay of Landlord in notifying or evicting Tenant following the expiration or earlier termination of the Term shall not create any tenancy rights in Tenant and any such payments by Tenant may be applied by Landlord against its costs and expenses, including reasonable attorneys' fees, incurred by Landlord as a result of such holdover. In addition, if Tenant fails to vacate and surrender the Premises as herein required, Tenant shall indemnify, defend and hold harmless Landlord from all costs, losses, expenses or liabilities including, without limitation, claims made by any succeeding tenant and real estate brokers' claims and reasonable attorneys' fees. Tenant shall have no liability to Landlord for any consequential damages as a result of such holdover if Tenant vacates and surrenders possession of the Demised Premises to Landlord in the condition required hereunder prior to the date that is thirty (30) days after the expiration of the Lease.

20. **RULES AND REGULATIONS.** Tenant covenants that Tenant and all other Tenant Indemnitees shall comply with the rules and regulations set forth on Exhibit D attached hereto. Landlord shall have the right to rescind any of the Project rules and regulations and to make such other and further rules and regulations as in the reasonable judgment of Landlord

shall from time to time be needed for the safety, protection, care and cleanliness of the Project, the operation thereof, the preservation of good order therein and the protection and comfort of its tenants, their agents, employees and invitees, which rules and regulations when made and written notice thereof is given to Tenant shall be binding upon Tenant in a like manner as if originally prescribed. In the event of an inconsistency between the rules and regulations and this Lease, the provisions of this Lease shall control.

21. **GOVERNMENTAL REGULATIONS.** Tenant shall and Tenant shall cause all other Tenant Indemnitees to comply at all times with all applicable laws, ordinances, orders, notices, rules and regulations of the federal, state and local governmental authorities (collectively, "**Laws**") pertaining to the use and occupancy of the Premises and the conduct of Tenant's business therein. Tenant shall be responsible for compliance with Title III of the Americans with Disabilities Act of 1990, 42 U.S.C. §12181 *et seq.* and its regulations (collectively and as amended from time to time, the "**ADA**") as the ADA applies to the use and occupancy of the Premises, except Landlord shall be responsible for compliance with the ADA as the ADA applies to the design and construction of Project common areas (*e.g.* sidewalks and parking areas). To the extent that Tenant is not required under the terms of this Lease to comply therewith, Landlord shall indemnify Tenant, at Landlord's expense (except to the extent such expenses qualify as Operating Expenses) against any claim or liability arising from the failure of the Project (other than areas of the Project leased to tenants) to comply with any applicable Laws (including the ADA).

22. **NOTICES.** All notices, consents, demands, requests, documents and other communications (other than the payment of Rent) required or permitted under this Lease must be in writing and must be either (i) hand-delivered; (ii) sent via a prepaid nationally recognized overnight courier service; or (iii) sent by registered or certified mail, return receipt requested, postage prepaid; in all such cases addressed to the parties at the following addresses:

Tenant: Alliant Techsystems Inc.
2355 Dulles Corner Boulevard
Herndon, Virginia 20171

with copies to: Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Law Department

and

Alliant Techsystems Inc.
7480 Flying Cloud Drive
Minneapolis, MN 55344
Attention: Treasury Department

and

ATK - Space Systems
5050 Powder Mill Road
Beltsville, MD 20705
Attention: Dan Goral

Landlord:	Brandywine Operating Partnership, L.P. 3141 Fairview Park Drive, Suite 200 Falls Church, Virginia 22042 Attn: Asset Manager
with a copy to:	Brandywine Realty Trust 555 East Lancaster Avenue, Suite 100 Radnor, PA 19087 Attn: Brad A. Molotsky, General Counsel

Each such notice shall be deemed to have been given to the party to whom such notice was addressed on the date such notice was delivered or delivery was refused at the above applicable address.

23. **BROKERS.** Landlord and Tenant each represents and warrants to the other that such representing party has had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder other than with a Landlord affiliate, CB Richard Ellis, and with UGL Equis Corporation (together, "**Broker**"). Each party shall indemnify, defend and hold the other harmless from and against all liability, cost and expense (including reasonable attorneys' fees and court costs), arising from any misrepresentation or breach of warranty under this Section. Landlord shall pay Broker a commission in connection with this Lease pursuant to the terms of a separate agreement between Landlord and Broker. This Section shall survive the expiration or earlier termination of the Lease.

24. **LANDLORD'S LIABILITY.** Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord owns the Building and upon termination of such ownership Tenant, except as to any obligations that are then due and owing, shall look solely to Landlord's successor-in-interest in ownership of the Building for the satisfaction of each and every obligation of Landlord hereunder provided that such successor-in-interest fully assumes Landlord's obligations thereafter arising under this Lease. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building and/or the proceeds thereof for the satisfaction of any claim, remedy or cause of action arising from Landlord's breach of this Lease. In addition, no recourse shall be had against any past, present or future Landlord Indemnitee (other than Landlord) for any obligation of Landlord under this Lease or for any claim based thereon, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Tenant with respect to the Landlord Indemnitees (other than Landlord).

25. **SECURITY PROVISIONS.**

a. Tenant shall have the right to secure the Premises in such manner as Tenant reasonably determines. Without limitation of the foregoing, Landlord understands that Tenant may desire to install security cameras in the Premises for the purpose of surveillance in the Premises, controlled access devices on the Premises' doors and other such security systems

or equipment inside the Premises (individually and together with all other security systems and/or leasehold improvements installed by Tenant, **"Tenant's Security Systems"**). Tenant shall comply with the provisions of Section 8 above to the extent that installation of Tenant's Security Systems require any Alterations to the Premises, provided, however, that Tenant shall not be required to provide Landlord with any information regarding any Secured Room (as defined below) or Tenant's Security Systems other than construction drawings reasonably required by Landlord in connection with its approval rights for any Alterations to the Premises required in connection therewith. Tenant shall have the right to redact any sensitive information from any such construction drawings consistent with Tenant's security requirements.

b. Landlord and Tenant agree to cooperate in good faith during the Term with respect to Landlord's access to the Premises and emergency response procedures. Landlord shall participate in such matters and procedures so long as Landlord is not subjected to increased risk or materially adversely affected thereby, and Tenant hereby agrees to pay all costs incurred by Landlord in connection with such cooperation and participation.

c. Landlord agrees (and Landlord agrees to include in its agreements whereunder services will be provided by or under Landlord by workers entering the Premises a provision) that persons entering the Premises in performance of any services under this Lease must be United States citizens or United States persons (*i.e.*, persons admitted as lawful permanent resident aliens and who have in their possession a valid "green card" from the United States government). Landlord agrees that it will reasonably comply with Tenant's security procedures to require "sign in/out" and wearing of badges, use of escorts and compliance with Tenant's security and safety procedures by Landlord's employees, agents and subcontractors entering the Premises.

d. Landlord acknowledges and agrees that Tenant may construct one or more secured facilities (each a **"Secured Room"** and collectively, the **"Secured Rooms"**) within the Premises and that notwithstanding anything in this Lease to the contrary, and except as expressly provided in this Lease, neither Landlord nor any of Landlord's lenders, employees, contractors, agents or consultants shall be permitted access to the Secured Room during the Term. In connection with Tenant's security measures, Landlord shall have no obligation to cooperate with Tenant with respect to matters outside of the Premises. If Tenant will construct a Secured Room in connection with the initial Leasehold Improvements, the design and construction of such Secured Room shall be in accordance with the provisions of Exhibit C; and if Tenant will construct a Secured Room after the initial Leasehold Improvements have been installed, the design and construction of such Secured Room shall be in accordance with the provisions of Section 8-Tenant's Alterations. Tenant shall not be required to furnish Landlord with a key to any Secured Room, but upon the expiration or earlier termination of this Lease, Tenant shall surrender all such keys to Landlord. Tenant shall provide Landlord with magnetic card access to the Premises, which access shall be subject to the terms and conditions set forth in this Section 25. Tenant shall reimburse Landlord for all out-of-pocket costs incurred by Landlord for the (i) removal of Tenant's locks and the installation of new Building standard locks in lieu thereof and (ii) repair or replacement of any doors containing such locks.

e. Landlord shall be permitted to show the Premises (subject to the

restrictions relating to any Secured Rooms) to prospective purchasers and lenders at any time during the Term and prospective tenants during the last nine (9) months of the Term, provided that Landlord shall provide Tenant the names and company names of any individuals representing such prospective purchasers lenders, or tenants to whom Landlord desires to show the Premises at least three (3) business days prior to the showing and Tenant may refuse access to any individuals or companies if Tenant reasonably believes (and provides specifics to Landlord supporting its reasonable belief) that the entry by such company or individual could present a security risk for Tenant or violation of law.

f. Landlord acknowledges that governmental requirements and the sensitive nature of Tenant's operation requires that access be limited to the Secured Rooms and other secured areas within the Premises. For security reasons, Landlord shall only be allowed to enter any Secured Room in order to perform necessary repairs and maintenance subject to the provisions of this Section and shall not be allowed to enter any Secured Room for purposes of showing the areas to any third party for any reason, except to the extent required by law or except to the extent permitted by Tenant in its sole discretion. Only individuals representing Landlord and who have been previously approved in writing by Tenant (and are United States citizens or United States persons) and are accompanied by Tenant's authorized representative may have access to any Secured Room; provided, however, that in the event of a fire or other life threatening emergency situation, firefighters, police and other authorized certified emergency personnel shall be permitted to enter without being escorted. If Tenant shall fail to provide access to Landlord to any Secure Rooms as needed for the performance of Landlord's obligations under this Lease, then Landlord shall be relieved from the performance of such obligations to the extent Landlord is unable to perform due to such denial of access. Without limitation, Tenant reserves the right, at Tenant's expense, to conduct background searches on each such individual and Landlord shall cooperate with Tenant's requests for information that will allow Tenant to complete any necessary background search. Any such investigation by Tenant shall be for Tenant's benefit only and shall not in any way relieve Landlord of its obligations and indemnities under this Lease. Upon written request, Tenant shall provide Landlord with the name and mobile telephone number of a minimum of two (2) alternative Tenant contacts for emergencies. Landlord agrees to reimburse Tenant within thirty (30) days after written demand which shall be accompanied by reasonable supporting documentation for all reasonable out-of-pocket expenses incurred by Tenant as a result of Landlord's accessing any Secured Room, including without limitation, reasonable costs of hiring security personnel and other reasonable costs of preparing the room to permit such access and all reasonable attorney's fees or reasonable consultant fees incurred in connection with any re-accreditation of such Secured Room required under applicable governmental requirements.

g. Except for any entry by Landlord in an emergency situation that is considered a threat to person or property and repairs necessary to avoid a failure of a service or re-establish one or more services after an interruption, or with the consent of Tenant, Landlord shall provide Tenant with at least 72 hours (or 24 hours if the individual has been pre-screened by Tenant) prior written notice of any entry into any portion of the Premises, including the name(s) of the individual(s) who will enter any part of same and the purpose and estimated time for the entry. Employees, agents or contractors of Landlord shall enter the Premises only if (i) accompanied by an authorized representative of Tenant, (ii) such entrance is in accordance with

Tenant's security policies, and (iii) such entrance does not unreasonably interfere with Tenant's business activities. Tenant shall designate one or more representatives in writing for Landlord to contact in an emergency. In an emergency, Landlord shall provide as much notice as practicable under the circumstances to Tenant's designated representative in order that such representative may accompany Landlord's authorized representative into any Secured Room or other areas of the Premises.

h. Within thirty (30) days after receipt of an invoice therefor, Tenant shall reimburse Landlord for all costs incurred by Landlord in performing and observing Landlord's covenants under this Section 25 to the extent such costs are in excess of the cost that Landlord would have incurred in the absence of such covenants, as reasonably determined by Landlord. For example, if Tenant requires that Landlord's service contractor's personnel hold security credentials in order to enter the Premises and the service contractor's charge to Landlord exceeds the amount that such contractor would otherwise charge if such personnel did not need to hold such security credentials, then Tenant shall pay such excess amount to Landlord as aforesaid. All such direct reimbursement sums owed by Tenant to Landlord under this Section 25 shall be excluded from Operating Expenses.

i. The provisions of this Section shall govern in the event of any conflict or inconsistency with any other provision of this Lease.

26. **<u>GENERAL PROVISIONS</u>.**

a. Without limiting the provisions of Section 9, the respective rights and obligations provided in this Lease shall bind and inure to the benefit of the parties hereto, their successors and assigns.

b. This Lease shall be governed in accordance with the laws of the state in which the Project is located, without regard to choice of law principles.

c. This Lease, which by this reference incorporates all exhibits, riders, schedules and other attachments hereto, supersedes all prior discussions, proposals, negotiations and discussions between the parties and this Lease contains all of the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

d. **TIME IS OF THE ESSENCE UNDER ALL PROVISIONS OF THIS LEASE.**

e. If by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in the adjustment of insurance claims), accidents, orders or regulations of any federal, state, county or municipal authority, or any other cause beyond Landlord's reasonable control, Landlord is unable to fulfill or is delayed in fulfilling any of Landlord's obligations under this Lease (other than the payment of money), no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or

diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. For the avoidance of doubt, this subsection 26e is subject to the provisions of Sections 14 and 15 above.

If by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in the adjustment of insurance claims), accidents, orders or regulations of any federal, state, county or municipal authority, or any other cause beyond Tenant's reasonable control (an "**Unavoidable Delay**"), Tenant is unable to fulfill or is delayed in fulfilling any of Tenant's obligations under this Lease, the time period for doing so shall be extended by the period Tenant is prevented or delayed in fulfilling such obligations; provided, however, that neither the Commencement Date nor the Rent Commencement Date will be extended under this Section nor shall an Unavoidable Delay apply with respect to or delay, excuse, postpone or defer Tenant's obligation to timely pay any sums owing under this Lease (including Tenant's payment of Rent). Furthermore, the unavailability of any new premises to which Tenant intends to relocate for any reason, including Unavoidable Delay, shall not delay, excuse or postpone Tenant's obligation to timely vacate and surrender in accordance with the terms of this Lease all or any applicable portion of the Premises (as expanded from time to time), any storage space, antenna space, any temporary space and/or any other space leased by Tenant under this Lease.

f. Within ten (10) business days after written request, Tenant shall furnish to Landlord, the Mortgagee, any prospective mortgagee or purchaser of the Building such financial information pertaining to Tenant as might reasonably be requested.

g. Tenant represents and warrants that (i) Tenant was duly organized and is validly existing and in good standing under the laws of the jurisdiction set forth for Tenant in the first sentence of this Lease; (ii) Tenant is legally authorized to do business in the state in which the Project is located; and (iii) the person(s) executing this Lease on behalf of Tenant is(are) duly authorized to do so.

h. In connection with any litigation arising out of this Lease, Landlord or Tenant, whichever is the prevailing party as determined by the trier of fact in such litigation, shall be entitled to recover from the other party all reasonable costs and expenses incurred by the prevailing party in connection with such litigation, including reasonable attorneys' fees.

i. Landlord and Tenant each hereby consents to the exclusive jurisdiction of the state courts located in the county in which the Project is located.

j. Landlord and Tenant each hereby covenant, warrant and represent to the other party that to the best of their knowledge such representing party is not and will not (i) become at any time during Term (A) a Blocked Person (hereinafter defined); or (A) directly owned, in whole or in part, or directly controlled by any Blocked Person which has an ownership or control interest in excess of twenty-five percent (25%); (ii) knowingly conduct any business or knowingly engage in any transaction or dealing, including, without limitation, knowingly entering into any sublease permitted under this Lease, with a Blocked Person; or (iii) knowingly deal in, or otherwise knowingly engage in any transaction or dealing relating to any property, or

interests in property, blocked pursuant to Executive Order 13224 (as defined below). Landlord hereby agrees to indemnify, defend (with counsel reasonably acceptable to Tenant) and hold harmless Tenant, from and against any loss, cost or damage arising from the breach by Landlord of any of its covenants, warranties or representations under this Section to which Landlord currently is subject. Each Party hereby agrees to indemnify, defend (with counsel reasonably acceptable to the other Party) and hold harmless the other Party from and against any loss, cost or damage arising from the breach by such indemnifying Party of any of its covenants, warranties or representations under this Section to which such Party currently is subject. **"Blocked Person"** means any person or entity listed by the Treasury's Office of Foreign Assets Control (**"OFAC"**) on the so-called "Specially Designated Nationals and Blocked Persons" list or any other list of blocked persons published by OFAC, as any or all of the such list(s) may be updated, amended, modified or supplemented from time to time. **"Executive Order 13224"** means Executive Order Number 13224. "Blocking Property Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism," at 66 Fed. Reg. 49079 (Sept. 23, 2001), as the same may be amended from time to time.

k. LANDLORD AND TENANT EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BETWEEN LANDLORD AND TENANT REGARDING ANY AND ALL MATTERS ARISING UNDER OR IN ANY WAY CONNECTED WITH THIS LEASE.

l. For purposes of Section 55-2 of the Code of Virginia (1950), as amended from time to time, this Lease is and shall be deemed to be a deed of lease.

m. Landlord covenants that, notwithstanding any other provision hereof, as long as Tenant duly performs and observes all of its obligations under this Lease, Tenant shall peacefully and quietly have, hold and enjoy the Premises free from let or hindrance by Landlord or any party claiming by, through or under Landlord.

27. EXTENSION OPTION.

a. Provided that no Event of Default then exists, Tenant has not assigned this Lease (except an assignment under Section 9k) and Tenant (or its Affiliate) is then occupying for the conduct of Tenant's business at least seventy-five percent (75%) of the Premises, Tenant may extend the Term for a single period of five (5) years (the **"Extension Term"**) by delivering Tenant's written extension election notice to Landlord no earlier than twelve (12) months prior to the expiration of the initial Term and no later than nine (9) months prior to the expiration of the initial Term, with time being of the essence. The terms and conditions of this Lease during the Extension Term shall remain unchanged except Tenant shall only be entitled to the number of Extension Term(s) set forth above, the annual Fixed Rent for the Extension Term shall be the Extension Rent and the Expiration Date shall be the last day of the Extension Term.

b. **"Extension Rent"** means the fair market extension term base rent for space comparable to the Premises in comparable buildings in the market in which the Project is located. In determining the Extension Rent, Landlord, Tenant and any broker shall take into account all relevant factors including, without limitation, prevailing market allowances and

concessions, space measurement methods and loss factors, the lease term, the size of the space, the location of the building(s), the amenities offered at the building(s), the age of the building(s), and whether operating expenses and other pass-through expenses are on a triple net, base year, expense stop or other basis. In lieu of directly providing any prevailing market allowances and/or concessions, Landlord may elect to reduce the Extension Rent by the economic equivalent thereof to reflect the fact that such allowances and concessions were not provided directly to Tenant. During the Extension Term, Tenant will not be entitled to any tenant improvement allowances, free rent periods or other economic concessions (if any) that Tenant was entitled to during the initial Term of the Lease, except to the extent such items are indirectly incorporated into the Extension Rent as set forth in this Section. Tenant shall pay Tenant's Share of Operating Expenses, Taxes and Project Electricity Costs pursuant to the terms of this Lease, but the Base Year shall be the calendar year immediately preceding the first day of the Extension Term and Operating Expenses and Project Electricity Costs shall be grossed up as set forth in this Lease. When the Extension Rent is being determined for the first year of the Extension Term, the Extension Rent for the second and all subsequent years of the Extension Term shall also be determined in accordance with the same procedures as are set forth herein and based upon the then prevailing annual rent escalation factor in the applicable leasing market.

c. If Landlord and Tenant do not agree upon the Extension Rent in writing within twenty (20) days after Landlord receives Tenant's extension notice, then within fifteen (15) days after either party notifies the other in writing that such notifying party desires to determine the Extension Rent in accordance with the procedures set forth in this Section, Landlord and Tenant shall each deliver to the other party a written statement of such delivering party's determination of the Extension Rent, together with such supporting documentation as the delivering party desires to deliver. Within ten (10) days after such fifteen (15) day period, Landlord and Tenant shall appoint a real estate broker having a minimum of ten (10) years' experience in the market in which the Project is located who shall select either Landlord's determination or Tenant's determination, whichever the broker finds more accurately reflects the Extension Rent. The broker shall be instructed to notify Landlord and Tenant of such selection within ten (10) days after such broker's appointment. The broker shall have no power or authority to select any Extension Rent other than the Extension Rent submitted by Landlord or Tenant nor shall the broker have any power or authority to modify any of the provisions of this Lease, and the decision of the broker shall be final and binding upon Landlord and Tenant. If Landlord and Tenant do not timely agree in writing upon the appointment of the broker, Landlord shall submit to Tenant the names of three (3) qualified brokers who have not been employed by Landlord or its affiliates during the then past two (2) years and Tenant shall have ten (10) days after receiving such names to notify Landlord of which of the three (3) brokers Tenant selects to determine the Extension Rent. If Tenant fails to timely notify Landlord of Tenant's selection, Landlord shall have the right to unilaterally appoint the broker. The fee and expenses of the third broker shall be shared equally by Landlord and Tenant.

28. RIGHT OF OPPORTUNITY.

a. If, at any time after the Effective Date, the space located on the sixth (6th) floor of the Building that is contiguous to any portion of the then Premises is or becomes available for lease from Landlord or Landlord reasonably anticipates that such space will become

available for lease from Landlord prior to the last twelve (12) months of the initial Term (or, if Tenant has then exercised its right to extend the Term for an Extension Term, then prior to the last twenty-four (24) months of the Term as so extended) (the **"ROFO Space"**), Landlord shall so notify Tenant in writing (**"Landlord's ROFO Notice"**) of the anticipated availability date not more than twelve (12) months in advance of such date and, subject to the terms and provisions of this Section, Tenant shall have the continuing right to lease all (but not less than all) of the ROFO Space (the **"Right of Opportunity"**) by delivering Tenant's written notice of such election to Landlord (**"Tenant's ROFO Notice"**) within ten (10) business days after Tenant's receipt of Landlord's ROFO Notice. If Tenant elects to exercise its right to lease the ROFO Space during the period beginning on the twenty-fourth (24th) month prior to the original Expiration Date and ending on the twelfth (12th) month prior to the original Expiration Date, then Tenant must exercise its extension option under Section 27 to extend the Term of the Lease. Any provision of this Section to the contrary notwithstanding, Landlord shall have no obligation to exercise any recapture, termination or similar right that Landlord now or hereafter has with respect to any proposed lease assignment or any proposed subletting or otherwise nor shall Landlord have any obligation to notify Tenant of any such opportunity that Landlord might have.

b. Any provision of this Section to the contrary notwithstanding, Tenant's Right of Opportunity shall be subject to the following:

(i) Tenant acknowledges and agrees that all or a portion of the ROFO Space is available for lease from Landlord as of the date of this Lease and that Tenant does not presently desire to Lease such ROFO Space; therefore, so long as Landlord enters into a lease within six (6) months after the date of this Lease, Tenant's Right of Opportunity shall not apply to such ROFO Space until Landlord has entered into a lease with a third-party tenant for such ROFO Space after the date of this Lease and the term of that lease has expired (including, without limitation, the expiration of any lease term extension period(s), regardless of whether the extension right or agreement is contained in such lease or is agreed to at any time by Landlord and the tenant under such lease or otherwise) or been terminated;

(ii) if Tenant notifies Landlord that Tenant elects not to lease a ROFO Space or if Tenant fails to timely deliver Tenant's ROFO Notice to Landlord with respect thereto, Tenant's Right of Opportunity shall not apply to the ROFO Space set forth in Landlord's ROFO Notice until Landlord has thereafter entered into a lease for such ROFO Space with a third-party tenant under one or more leases (a **"ROFO Space Lease"**) containing such terms as Landlord deems acceptable in Landlord's sole discretion (including, without limitation, any right of opportunity or other expansion rights that Landlord might grant such tenant(s) for such ROFO Space) and Tenant's Right of Opportunity shall not apply to such space until the term of such ROFO Space Lease has expired with respect to such ROFO Space (including, without limitation, the expiration of any lease term extension period(s), regardless of whether the extension right or agreement is contained in such ROFO Space Lease or is agreed to at any time by Landlord and the tenant under such ROFO Space Lease or otherwise) or otherwise been terminated, provided, however, that if Landlord has not entered into a lease with a third party tenant under one or more ROFO Space Leases for all of such ROFO Space within twelve (12) months of delivery of Landlord's ROFO Notice, Tenant's Right of Opportunity shall again apply with respect to the

portion of such ROFO Space which has not been leased (subject to the rights of the tenant or tenants under any such ROFO Space Lease); and

(iii) Tenant acknowledges that Tenant's Right of Opportunity shall be subject, subordinate and in all respects inferior to the rights of the following existing tenants leasing space at the Building as of the date of this Lease: Tata Communications (including, without limitation, any lease term extension period(s) contained in such tenant's lease, regardless of whether the extension right or agreement is contained in such lease or is agreed to at any time by Landlord and the tenant under such lease).

c. Tenant's exercise of its Right of Opportunity shall be subject to the existence of the following conditions at the time of such exercise: (i) the Lease is in full force and effect; (ii) no Event of Default then exists; (iii) Tenant has timely exercised its Right of Opportunity, with time being of the essence; (iv) the Lease has not been assigned nor has Tenant sublet more than twenty-five percent (25%) (in the aggregate) of the rentable area of the Premises (exclusive of any assignment or sublease permitted to be consummated without Landlord's consent pursuant under Section 9k of this Lease); and (v) Tenant has not exercised its Acceleration Option. If an Event of Default exists at any time after Landlord receives Tenant's Notice but before the first day that Tenant commences to lease the ROFO Space, Landlord, at Landlord's option, shall have the right to nullify Tenant's exercise of its Right of Opportunity with respect to such ROFO Space. If Tenant notifies Landlord that Tenant elects not to lease the ROFO Space or if Tenant fails to timely deliver Tenant's ROFO Notice to Landlord, Landlord shall have the right to lease the ROFO Space to one or more tenants under one or more leases containing such terms as Landlord deems acceptable in Landlord's sole discretion and Tenant's Right of Opportunity shall thereafter be subject, subordinate and in all respects inferior to the rights of any third-party tenant which, at any time, leases all or any portion of the ROFO Space (including, without limitation, any lease term extension period(s) contained in such tenant's lease, regardless of whether the extension right or agreement is contained in such lease or is agreed to at any time by Landlord and the tenant under such lease).

d. Tenant shall take the ROFO Space in "AS IS" condition, and Landlord shall have no obligation to make any improvements or alterations to the ROFO Space.

e. (i) Fixed Rent for the first year that Tenant leases the ROFO Space shall be at the ROFO Rent (hereinafter defined) multiplied by the number of rentable square feet in the ROFO Space. When Fixed Rent for the first year that Tenant will lease the ROFO Space is being determined, Fixed Rent for the second and all subsequent years that Tenant will lease the ROFO Space shall also be determined (in accordance with the same procedures as are set forth herein for determining the ROFO Rent) based upon the then prevailing annual rent escalation factor in the applicable leasing market. The foregoing and any other provision of this Section to the contrary notwithstanding, if Tenant has the right to extend the Term of the Lease and Tenant does, in fact, extend the Term after the date on which Tenant exercises its Right of Opportunity with respect the ROFO Space, then Rent for the ROFO Space for such extension period shall be at the same rate that Tenant will pay as Rent under the Term extension provisions of this Lease.

(ii) The **"ROFO Rent"** means the fair market expansion base rent for space comparable to the ROFO Space in comparable buildings in the market in which the Project is located. In determining the ROFO Rent, Landlord, Tenant and any broker shall take into account all relevant factors including, without limitation, prevailing market allowances and concessions, space measurement methods and loss factors, the lease term, the size of the space, the location of the building(s), the amenities offered at the building(s), the age of the building(s), and whether operating expenses and other pass-through expenses are on a triple net, base year, expense stop or other basis. In addition, the ROFO Space shall be assumed to be unencumbered space with Tenant requesting a prime lease term that will expire on the then Expiration Date. In lieu of directly providing any prevailing market allowances and/or concessions, Landlord may elect to reduce the ROFO Rent by the economic equivalent thereof to reflect the fact that such allowances and concessions were not provided directly to Tenant. Tenant will not be entitled to any tenant improvement allowances, free rent periods or other economic concessions (if any) that Tenant was entitled to with respect to the original Premises (as theretofore expanded), except to the extent such items are indirectly incorporated into the ROFO Rent as set forth in this Section. With respect to the ROFO Space, Tenant shall pay Tenant's Share of Operating Expenses, Taxes and Project Utility Costs pursuant to the terms of this Lease, but the Base Year shall be the calendar year immediately preceding the first day that Tenant leases the ROFO Space and Operating Expenses and Project Utility Costs shall be grossed-up as set forth in this Lease.

(iii) If Landlord and Tenant do not agree upon the ROFO Rent in writing within thirty (30) days after Landlord receives Tenant's ROFO Notice, then within thirty (30) days after either party notifies the other in writing that such notifying party desires to determine the ROFO Rent in accordance with the procedures set forth in this Section, Landlord and Tenant shall each deliver to the other party a written statement of such delivering party's determination of the ROFO Rent, together with such supporting documentation as the delivering party desires to deliver. Within fifteen (15) days after such thirty (30) day period, Landlord and Tenant shall appoint a real estate broker having a minimum of ten (10) years' experience in the market in which the Project is located who shall select either Landlord's determination or Tenant's determination, whichever the broker finds more accurately reflects the ROFO Rent. The broker shall be instructed to notify Landlord and Tenant of such selection within fifteen (15) days after such broker's appointment. The broker shall have no power or authority to select any ROFO Rent other than the ROFO Rent submitted by Landlord or Tenant nor shall the broker have any power or authority to modify any of the provisions of this Lease, and the decision of the broker shall be final and binding upon Landlord and Tenant. If Landlord and Tenant do not timely agree in writing upon the appointment of the broker, Landlord shall submit to Tenant the names of three (3) qualified brokers who have not been employed by Landlord or its affiliates during the then past two (2) years and Tenant shall have ten (10) days after receiving such names to notify Landlord of which of the three (3) brokers Tenant selects to determine the Extension Fair Market Rent. If Tenant fails to timely notify Landlord of Tenant's selection, Landlord shall have the right to unilaterally appoint the broker. The fee and expenses of the broker shall be shared equally by Landlord and Tenant.

f. Except to the extent expressly set forth in this Section to the contrary, if Tenant elects to lease the ROFO Space, such space shall become subject to this Lease upon the same terms and conditions as are then applicable to the original Premises. The foregoing

notwithstanding, any tenant improvement allowances, free rent periods, moving allowances or other special concessions granted to Tenant with respect to the original Premises shall not apply to the ROFO Space.

g. If Tenant exercises its right to lease the ROFO Space, (a) Landlord will use reasonable efforts to obtain and deliver to Tenant possession of the ROFO Space in a vacant condition by the date specified in the ROFO Notice, (b) Tenant's lease of the ROFO Space shall commence upon the later of (i) the date of availability specified in Landlord's ROFO Notice, or (ii) the date Landlord is able to tender possession of the ROFO Space in vacant condition, and (c) the term of Tenant's lease of the ROFO Space shall be coterminous with the Term of this Lease and any extension hereof. Landlord will promptly commence and diligently pursue obtaining possession of the ROFO Space, using all reasonable efforts, including without limitation, exercising any holdover rights Landlord has under lease affecting the ROFO Space, so that Landlord can timely tender the ROFO Space to Tenant; provided, however, if, despite good faith diligent efforts, Landlord is unable to deliver possession of the ROFO Space to Tenant within three (3) months after the date on which the ROFO Space was to be tendered to Tenant, Tenant's sole remedy shall be to terminate Tenant's election to lease the ROFO Space by notifying Landlord in writing within thirty (30) days after the expiration of said three (3) month period. Nothing herein contained shall obligate Landlord to make any payment to the prior occupant in order to induce the prior occupant to physically vacate and surrender possession of the ROFO Space.

h. Upon Tenant's leasing of any ROFO Space, the "Premises" shall include the ROFO Space leased hereunder and, except as otherwise set forth in this Section, all computations made under the Lease based upon or affected by the rentable area of the Premises shall be recomputed to include the ROFO Space.

29. ACCELERATION RIGHT.

a. Any provision of this Lease to the contrary notwithstanding, Tenant shall have the right to accelerate the Expiration Date (the "**Acceleration Option**") to the sixty-fourth (64th) monthly anniversary of the Rent Commencement Date as determined by Tenant (the "**Accelerated Expiration Date**") upon the terms and conditions set forth in this Section.

b. (i) If Tenant elects to exercise its Acceleration Option, Tenant shall deliver at least six (6) months prior written notice of such election (the "**Acceleration Notice**") to Landlord and shall pay the Acceleration Payment (as hereinafter defined) to Landlord on or before the Accelerated Expiration Date set forth in the Acceleration Notice. The "**Acceleration Payment**" means the sum of the unamortized portion (determined as of the Accelerated Expiration Date) of the sum of, with respect to the original Premises leased hereunder (i) all brokerage fees paid by Landlord in connection with this Lease, (ii) the Improvement Allowance, and (iii) the attorneys' fees paid by Landlord in connection with this Lease, when such sum is amortized with interest at nine percent (9%) per annum in equal monthly payments. for the Premises, from the Rent Commencement Date through the original Expiration Date. The amount of the costs described in clauses (i), (ii) and (iii) shall be set forth in the COLT. In addition, if the Premises is expanded after the date hereof, the Acceleration Payment shall be increased to

reflect the sum of, with respect to the expansion space, the unamortized portion (determined as of the Accelerated Expiration Date) of the costs described in clauses (i), (ii) and (iii) above incurred by Landlord in connection with the expansion space (determined as set forth above but amortized with interest at nine percent (9%) per annum in equal monthly payments from the date Tenant begins paying rent for the expansion space through the original Expiration Date (or the Expiration Date as extended as of the date on which Tenant commenced leasing such expansion space). Landlord shall provide Tenant with a calculation of the Acceleration Payment to Tenant within ten (10) days after receipt of the Acceleration Notice; and Tenant shall have a right to object if such calculation is not in accordance with this Lease or request additional back up information regarding the same.

c. If Tenant properly exercises its Acceleration Option and fully and timely pays the Acceleration Payment to Landlord, this Lease and the Term shall expire and the Expiration Date shall be at 11:59 p.m. on the Accelerated Expiration Date; provided, however, the obligations set forth in this Lease that are to survive the termination or expiration of the Lease, shall so survive.

d. If Tenant exercises its Acceleration Option, Landlord and Tenant shall continue to fully and timely observe and perform their respective obligations under this Lease through the Accelerated Expiration Date and thereafter with respect to any obligations that are to survive the expiration or termination of this Lease. For example, Tenant would continue to be obligated to make all Fixed Rent and Additional Rent payments as and when due under this Lease through the Accelerated Expiration Date.

e. Once Tenant exercises its Acceleration Option, Tenant may not thereafter revoke such exercise.

f. Tenant's exercise of its Acceleration Option shall be subject to the existence of the following conditions at the time of such exercise: (i) no Event of Default then exists; (ii) Tenant has timely exercised its Acceleration Option and delivered the Acceleration Payment to Landlord, with time being of the essence; (iii) Tenant shall not have exercised its Right of Opportunity within the three (3) year period immediately preceding the Accelerated Expiration Date; or (iv) Tenant shall not have exercised its Extension Option.

30. ANTENNA; CLASSIFIED COMMUNICATIONS LINE.

a. Tenant shall have the non-exclusive right, at Tenant's expense, and for its own use, to purchase, install, maintain and operate telecommunications antennas, microwave dishes and other communications equipment (individually and collectively, the "**Antenna**") at a 5' X 5' location on the roof of the Building determined by Landlord (the "**Antenna Space**"). Tenant will be required, at Tenant's expense, to screen the Antenna on all sides, which screening shall be subject to Landlord's reasonable approval including, without limitation, the materials and appearance of the screening.

b. Prior to installing the Antenna, Tenant shall furnish detailed plans and specifications (including the color, material and all other relevant specifications) for the Antenna (or any modification) to Landlord for approval, which approval will not be unreasonably

withheld; provided, Landlord shall have the right, in its sole discretion, to limit the location, size, height, width and weight of the Antenna and to prohibit any Antenna which Landlord determines not to be aesthetically acceptable or which is otherwise visible from street level. In no event shall the Antenna (including without limitation any guy wires) be located outside of the Antenna Space. If Landlord determines it to be reasonably necessary, Landlord shall have the right to require, at Tenant's expense, that a structural engineering report be prepared prior to Landlord's approval of any proposed Antenna.

c. Tenant will use the Antenna solely for Tenant's internal communication and data transfer operations.

d. In addition, Tenant shall have the non-exclusive right, at Tenant's expense, and for its own use, to purchase, install, maintain and operate a secure classified telecommunications/data line into the Building, through vertical shafts in the Building to the Premises (the "**Classified Communications Line**"). Prior to installing the Classified Communications Line, Tenant shall furnish detailed plans and specifications for the Classified Communications Line to Landlord for approval.

e. Tenant shall pay all costs of purchase, design, installation, operation, permitting, utilization, insurance, replacement, maintenance and removal of the Antenna and Classified Communications Line. Any provision of this Lease to the contrary notwithstanding, Landlord shall have the right to separately meter the Antenna for electricity or to cause Tenant to separately meter the Antenna for electricity, in either case, at Tenant's expense, and, in such case, Tenant shall pay as Additional Rent the electricity charges for the Antenna directly to Landlord or to the electricity provider, as Landlord shall reasonably determine. Tenant shall pay to Landlord within thirty (30) days after Landlord sends Tenant an invoice therefor, all reasonable costs actually incurred by Landlord in connection with Landlord's review and inspection of Tenant's plans for the Antenna and/or Classified Communications Line and the installation thereof.

f. Tenant shall be responsible for procuring all licenses and permits that may be required for the installation, use or operation of the Antenna and/or Classified Communications Line, and Landlord makes no warranties or representations as to the permissibility or the permitability of the Antenna and/or Classified Communications Line under any applicable Law. Prior to installing the Antenna, Tenant will deliver to Landlord reasonable evidence of Tenant's having obtained all governmental consents or approvals and necessary consents and approvals from the Dulles Corner Association to the extent required in connection with the installation and maintenance of the Antenna.

g. Upon Landlord's written approval of the plans and specifications for the Antenna, which approval shall not be unreasonably withheld, conditioned or delayed the Antenna shall be installed by Tenant's contractor, which contractor shall be subject to Landlord's reasonable approval. Tenant shall (i) construct and maintain the Antenna in good working order and construct, maintain and operate the Antenna in compliance with all applicable Laws; (ii) install, utilize and operate the Antenna in accordance with the specifications approved by Landlord as provided above and any governmental authorities that approved its installation; and

(iii) construct the Antenna in accordance with all Building rules and regulations and any other reasonable regulations promulgated by Landlord pertaining to construction in or on the Building by third-party contractors.

h. Upon the expiration or termination of this Lease, Tenant's rights under this Section shall cease and Tenant shall, upon demand by Landlord, remove the Antenna and all special cabling associated therewith and repair any damage caused to the Building by the Antenna, including the installation and the removal thereof.

i. Tenant is hereby granted such nonexclusive licenses for (i) use of a reasonable portion of any Building shafts, risers and telecommunications closets and space above the ceilings in the Premises, to the extent such shafts, risers and telecommunications closets and space above the ceilings in the Premises have available capacity as reasonably determined by Landlord, to install the electrical or communication wiring; (ii) access to the roof at all reasonable times during Business Hours and in emergencies; and (iii) use of the Antenna Space to install and operate the Antenna. The Antenna shall be connected to the Premises by cable (or other appropriate means), the installation of which shall be performed by Tenant at Tenant's cost. Tenant will physically label or otherwise mark all of Tenant's cables for easy identification by Landlord. Landlord will endeavor to provide Tenant with a relatively efficient and direct cabling route using the existing Building shafts and conduit to connect the Antenna to the Premises.

j. Landlord has advised Tenant that other parties (including, without limitation, other tenants of the Building) have certain rights to erect communications systems on the roof of the Building. Landlord shall have the right for itself and to permit other parties (including, without limitation, current and future tenants) to use portions of the roof for communications equipment or for any other use so long as such use does not unreasonably interfere with Tenant's use. Landlord shall make commercially reasonably efforts to minimize interference (but Landlord does not guaranty that there will not be any interference) with Tenant's use of its Antenna by other tenants' antenna equipment on the roof of the Building. Tenant covenants that it will not use its Antenna in a manner that will interfere with Landlord's and/or any other party's (including, without limitation, any current or future tenant's) use of the roof of the Building for communications equipment or for any other use as such use exists on the day on which Tenant begins to operate its Antenna.

k. Tenant acknowledges that Landlord might decide, from time to time, to repair or replace the roof of the Building (**"Roof Repairs"**). If Landlord elects to make Roof Repairs, Tenant shall, upon Landlord's request, temporarily remove its Antenna so that the Roof Repairs may be accomplished. The cost of removing and reinstalling the Antenna shall be paid by Tenant. Landlord shall not be liable to Tenant for any damages, lost profits or other costs or expenses incurred by Tenant as the result of the Roof Repairs.

l. Landlord will not charge Tenant rent for the space occupied by the Antenna and/or Classified Communications Line. Tenant will pay Landlord upon demand for all expenses incurred by Landlord arising from any damage caused to the Building in connection

with the installation, maintenance, operation or removal of the Antenna and all special cabling associated therewith and/or Classified Communications Line.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal as of the day and year first above stated.

TENANT:

ALLIANT TECHSYSTEMS INC.,
a Delaware corporation

By:________________________ [SEAL]
Name: Steven P. Wolf
Title: VP + Treasurer

LANDLORD:

BRANDYWINE OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: BRANDYWINE REALTY TRUST,
its general partner

By:________________________ [SEAL]
Michael J. Cooper
Senior Vice President and Managing Director

Exhibit A

Floor Plan of the Premises


11,012 RSF
2355 Dulles Corner
23 JUNE 2008
ARCHITECTURE + DESIGN ASSOCIATES, INC.
2355 DULLES CORNER
BLOCK DIAGRAM ATK SPACE
6th FLOOR
SCALE: NONE
DRAWN MBG
DATE 06-25-08
BD6-6

Exhibit B

Confirmation of Lease Term

THIS CONFIRMATION OF LEASE TERM (this "COLT") is made as of the _____ day of ____________________, 200____, between **BRANDYWINE OPERATING PARTNERSHIP, L.P.**, a Delaware limited partnership ("**Landlord**"), and **ALLIANT TECHSYSTEMS INC.**, a Delaware corporation ("**Tenant**"), who entered into a lease dated for reference purposes as of ____________________, 2008, covering certain premises located at 2355 Dulles Corner Boulevard, Herndon, Virginia. All capitalized terms, if not defined herein, shall be defined as they are defined in the Lease.

1. Landlord and Tenant hereby agree that (i) the "Commencement Date" is ____________________, 200____; (ii) the "Rent Commencement Date" is ____________________, 200____; (iii) the "Expiration Date" is ____________________, 200____; and (iv) the Premises contains ________________ rentable square feet.

2. Tenant hereby confirms the following:

(a) Tenant has accepted possession of the Premises pursuant to the terms of the Lease;

(b) all of the improvements to be constructed by Landlord under the Lease (including, without limitation, any Leasehold Improvements), if any, have been Substantially Completed;

(c) Landlord has fulfilled all of its duties of an inducement nature or as otherwise set forth in the Lease;

(d) Tenant has no offsets or credits against rentals;

(e) there is no Security Deposit;

(f) to the best of Tenant's actual knowledge, there is no default by Landlord or Tenant under the Lease;

(g) the Lease is in full force and effect; and

(h) the Acceleration Payment is the unamortized portion (determined as of the Accelerated Expiration Date) of the sum of $__________________, when such sum is amortized with interest at nine percent (9%) per annum in equal monthly payments, for the Premises, from the Rent Commencement Date through the original Expiration Date, as such Acceleration Payment may be increased as provided in Section 29b of the Lease if the Premises are expanded after the date hereof.

3. Landlord hereby confirms that Landlord's number for the Building is Building

Number ______ and that Landlord's number for the Lease is Lease Number _______. This information must accompany each Rent check or wire payment.

4. This COLT and each and all of the provisions hereof shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this COLT under seal as of the day and year first above stated.

TENANT:

By:______________________________[SEAL]
Name:_____________________________
Title:_____________________________

LANDLORD:

By:______________________________[SEAL]
Name:_____________________________
Title:_____________________________

Exhibit C

Leasehold Improvements

This Exhibit C-Leasehold Improvements (this "**Exhibit**") is a part of the Lease to which this Exhibit is attached. Capitalized terms not defined in this Exhibit shall have the meanings set forth for such terms in the Lease.

1. **Definitions.**

1.1 "**Architect**" means Arium Architects or other architect licensed in the Commonwealth of Virginia engaged by Tenant, subject to Landlord's reasonable approval, to prepare the Architectural Plans.

1.2 "**Architectural Plans**" means one hundred percent (100%) fully coordinated and complete, Permittable and accurate architectural working drawings and specifications for the Leasehold Improvements prepared by the Architect including all architectural dimensioned plans showing wall layouts, wall and door locations, power and telephone locations and reflected ceiling plans and further including elevations, details, specifications and schedules according to accepted AIA standards.

1.3 "**Building Standard**" means the quality and quantity of materials, finishes and workmanship specified from time to time by Landlord as being standard for leasehold improvements at the Building or for other areas at the Building, as applicable. The current Building Standards is attached as Exhibit C-3.

1.4 "**Central Systems**" means any Building system or component within the Building core servicing the tenants of the Building or Building operations generally (such as base building plumbing, electrical, heating, ventilation and air conditioning, fire protection and fire alert systems, elevators, structural systems, building maintenance systems or anything located within the core of the Building or central to the operation of the Building).

1.5 "**Construction Costs**" means all costs in the permitting, demolition, construction, acquisition and installation of the Leasehold Improvements, including, without limitation, the cost of all labor and materials supplied by Contractor, suppliers, independent contractors and subcontractors arising in connection with the Leasehold Improvements.

1.6 "**Contractor**" means the general contractor selected by Tenant in accordance with the terms of this Exhibit to construct and install the Leasehold Improvements, subject to Landlord's reasonable approval.

1.7 "**Improvement Allowance**" means in an amount equal to the product of $55.00 *multiplied by* the rentable area of the Premises.

1.8 "**Improvement Costs**" means the sum of (i) the Planning Cost; and (ii) the Construction Costs.

1.9 **"Landlord's Fee"** means a fee in the amount of zero percent (0%) of the sum of the Planning Costs and the Construction Costs.

1.10 **"Landlord's Representative"** means John LaPorta, Vice President of Construction, whose telephone number is (703) 560-4700. All correspondences and information to be delivered to Landlord with respect to the Work shall be delivered to Landlord's Representative.

1.11 **"Landlord's Designer"** means the architect, space planner or engineer, if any, engaged by Landlord to review the Plans for the Leasehold Improvements as contemplated by Article 2 hereof.

1.12 **"Leasehold Improvements"** means the improvements, alterations and other physical additions to be made or provided to; constructed, delivered or installed at; or otherwise acquired for the Premises in accordance with the Plans or otherwise approved in writing by Landlord or paid for in whole or in part from the Improvement Allowance. Any provision of this Exhibit to the contrary notwithstanding, the Leasehold Improvements shall not include Tenant's Equipment.

1.13 [intentionally omitted]

1.14 **"MEP Engineer"** means the engineer engaged by Tenant, subject to Landlord's reasonable approval, to prepare the MEP Plans.

1.15 **"MEP Plans"** means one hundred percent (100%) fully coordinated and complete, Permittable and accurate mechanical, electrical and plumbing plans, schedules and specifications for the Leasehold Improvements prepared by the MEP Engineer in accordance and in compliance with the requirements of applicable building, plumbing, and electrical codes and the requirements of any authority having jurisdiction over or with respect to such plans, schedules and specifications, which are complete, accurate, consistent and fully coordinated with and implement and carry out the Architectural Plans.

1.16 **"Occupancy Certificate"** means a certificate of occupancy or a non-residential use permit, as applicable.

1.17 **"Permittable"** means that the applicable plan meets the requirements necessary to obtain a building permit from the county in which the Land is located.

1.18 **"Planning Costs"** means all costs related to the design of the Leasehold Improvements including, without limitation, the professional fees of the Architect and other professionals preparing and/or reviewing the Plans.

1.19 **"Plans"** means the Architectural Plans together with the MEP Plans, and if applicable, the Structural Plans.

1.20 **"Structural Engineer"** means the engineer engaged by Tenant, subject to Landlord's reasonable approval, to prepare the Structural Plans.

1.21 **"Structural Plans"** means one hundred percent (100%) fully coordinated and complete, Permittable and accurate structural plans, schedules and specifications, if any, for the Leasehold Improvements prepared by the Structural Engineers in accordance and in compliance with the requirements of any authority having jurisdiction over or with respect to such plans, schedules and specifications, which are complete, accurate, consistent and fully coordinated with and implement and carry out the Architectural Plans.

1.22 **"Substantially Completed"** or **"Substantial Completion"** means the date on which the Leasehold Improvements have been completed except for punchlist items as determined by Architect, and Tenant has obtained a certificate permitting the lawful occupancy of the Premises issued by the appropriate governmental authority.

1.23 [intentionally omitted]

1.24 **"Tenant's Equipment"** means any telephone, telephone switching, telephone and data cabling, furniture, computers, servers, Tenant's trade fixtures and other personal property to be installed by or on behalf of Tenant in the Premises.

1.25 **"Work"** means the labor and materials required for any demolition, construction, acquisition, installation and finishing of the Leasehold Improvements.

2. Plans.

2.1 Process. Attached hereto as Exhibit C-4 are the construction plans dated July 23, 2008, prepared by Architect for the Leasehold Improvements that have been approved by Landlord, subject to Landlord's comments set forth in the letter attached as Exhibit C-5. Within five (5) business days after the Effective Date, Landlord shall deliver to Tenant accurate and complete mechanical, electrical and plumbing plans for the Building (or such portions thereof pertinent to the Leasehold Improvements). As soon as practicable after the complete execution and delivery of the Lease, Tenant shall prepare and deliver to Landlord the Plans, stamped for permit filing, together with any underlying detailed information Landlord may require in order to evaluate the Plans. The design of the Leasehold Improvements must be consistent with sound architectural and construction practices in first-class office buildings comparable in size and market to the Building and must utilize only new materials consistent with Class A office space subject to Landlord's reasonable approval. Within ten (10) Business Days after Landlord's receipt of the Plans, Landlord shall notify Tenant in writing as to whether Landlord approves or disapproves such Plans, which approval shall not be unreasonably withheld.

If Landlord disapproves of the Plans, or approves the Plans subject to modifications, Landlord shall state in its written notice to Tenant the reasons therefor, and Tenant, upon receipt of such written notice, shall revise and resubmit the Plans to Landlord for review and Landlord's reasonable approval, which approval shall not be unreasonably withheld and shall be made within three (3) business days. All design, construction and installation in connection with the

Work shall conform to the requirements of applicable building, plumbing, and electrical codes and the requirements of any authority having jurisdiction over, or with respect to, such work. All reasonable third-party costs incurred by Landlord after the Effective Date, including the professional fees of Landlord's Designer, in reviewing the Plans shall be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of a statement of such costs (or, at Tenant's option and request, reimbursed to Landlord from the Improvements Allowance).

2.2 Permit Application. Tenant shall deliver any and all Plans and all revisions thereto to Landlord and obtain Landlord's approval of same prior to submitting any of such Plans for permits. Tenant shall promptly apply for and pay the cost of obtaining all permits and certificates for the Work upon receiving Landlord's approval of the Plans. Tenant agrees to pay for any charges levied by inspecting agencies as such charges are levied in connection with the Work.

2.3 Plan Changes. If there are any changes in the Leasehold Improvements or the Plans from the work or improvements shown in the Plans as approved by Landlord, each such change must receive the prior written approval of Landlord, which will not be unreasonably withheld, conditioned or delayed, and, in the event of any such approved change in the Plans, Tenant shall, upon completion of the Work, furnish Landlord with an accurate "as built" plan of the Work as constructed, which plans shall be incorporated into this Exhibit by this reference for all intents and purposes.

2.4 Field Verification. If Landlord has furnished Tenant with base building plans to assist Tenant in preparing the Plans, Tenant agrees that Landlord does not warrant the accuracy of such base building plans and that Landlord shall not have any liability to Tenant or anyone claiming through Tenant as a result of such plans. Tenant shall perform a field verification to independently determine the existing conditions, specifications and dimensions of the Premises.

3. **Performance of Work.**

3.1 Selection of Contractor. Tenant shall inform Landlord of the general contractors from whom Tenant desires to solicit bids for the Work. Each general contractor from whom Tenant desires to solicit a bid and the terms of the selected contractor's contract (the "**Construction Contract**") shall be subject to Landlord's reasonable approval, which will not be unreasonably withheld, conditioned or delayed. Landlord hereby approves the following contractors:

Clark Construction Group, LLC
7500 Old Georgetown Road
Bethesda, MD 20814
Phone: (301) 272-8100
Fax: (301) 272-1928

PCM Construction Inc.
1501 K Street NW
Washington, DC 20005

Calloway Contracting Group
4717A Eisenhower Avenue
Alexandria, VA 22304
Phone: (703) 823-6601
Fax: (703) 823-6735

Bognet Construction Assoc
1220 12th St. SE
Washington, DC 20003

Coakley & Williams Construction
1100 Wilson Blvd
Arlington, VA 22209

Dietze Construction Group
3859 Centerview Dr.
Chantilly, VA 20151
Phone: (703) 464-9800

Rand Construction Corporation
2100 Washington Blvd, Suite 175
Arlington, VA 22204

The Contractor shall contract for such work directly with Tenant, but shall perform such work in coordination with Landlord's operation of the Building. Tenant shall provide Landlord with a list of all subcontractors the Contractor will use in connection with the performance of the Work as such subcontractors are selected to assist in the performance of the Work. Landlord shall not have the right to approve any subcontractor for performance of the Work other than the subcontractors for fire-life safety, the roof, and any Work on the Central Systems, which approval will not be unreasonably withheld. Any Landlord specified subcontractor shall charge a reasonable fee.

3.2 Construction in Accordance with Plans. Tenant shall cause the Work to be performed by the Contractor substantially in accordance with the Plans.

3.3 Tenant's Equipment. Tenant shall be solely responsible for the ordering and time of ordering of Tenant's Equipment.

3.4 Building Standards. Tenant shall have the right to use materials, fixtures, finishes, quantities, specifications, etc. that are non-Building Standard, subject to Landlord's reasonable approval and so long as the same are consistent with Class A office space.

3.5 Fire-Life Safety; Central Systems.

a. Any Leasehold Improvements relating to the Building fire and life safety systems shall be performed by Landlord's fire and life safety subcontractor, at Tenant's expense. Landlord shall be responsible, at Landlord's expense, for compliance with the American With Disabilities act (**"ADA"**) and any and all applicable laws pertaining to the common areas including the common area restrooms. Landlord will promptly cure, at Landlord's expense, any non compliance with ADA in the Building common areas that prevent Tenant from obtaining a building permit or a nonresidential use permit.

b. Neither Tenant nor any of its agents or contractors shall alter, modify or in any manner disturb any of the Central Systems. Landlord will correct, at Landlord's expense, any defects in the Central Systems that prevent Tenant from obtaining a building permit or a nonresidential use permit.

c. If Tenant is unable to complete the Work and commence business in the Premises by the Commencement Date due to (i) a breach by Landlord of any of its obligations under this Exhibit and the remainder of this Lease or (ii) as a result of any noncompliance of the common areas with ADA, or (iii) any Hazardous Materials that are (A) present in, on or about the Premises on the Effective Date or (B) brought onto, or stored, disposed of or used at the Premises by Landlord or any of its employees, agents, or independent contractors, or defects in the Central Systems, the Commencement Date and Rent Commencement Date shall be delayed day for day for each day Tenant was unable to complete the Work or commence business in the Premises as a result of such breach or defects.

3.6 Right of Access. Tenant may enter the Premises during the period beginning immediately on the Effective Date and ending on the Commencement Date (the "**Entry Period**") for the purpose of Tenant's performance of Leasehold Improvements in accordance with the Lease and any construction and installations necessary to accommodate Tenant's occupancy in the Premises. Tenant shall comply with all reasonable requirements promulgated by Landlord relating to such entry and the completion of the Leasehold Improvements and Tenant's installation work. With respect to the Entry Period, neither Fixed Rent nor Tenant's Share of Operating Expenses shall be due and payable with respect to the Premises solely as a result of Tenant's occupancy of the Premises to perform the aforementioned Leasehold Improvements and equipment installation, but Tenant shall otherwise comply with the terms and conditions contained in this Lease. The Right of Access shall include reasonable access to and use of the loading docks, common areas, electricity, air conditioning, security and elevators.

4. Costs.

4.1 Improvement Allowance.

a. Landlord shall provide the Improvement Allowance to Tenant.

b. Except as may be expressly provided to the contrary in this Exhibit, the Improvement Allowance shall be applied solely towards payment of the Improvement Costs, Moving Expenses (not to exceed $5.00 per rentable square foot of the Premises), Tenant's Equipment (not to exceed $5.00 per rentable square foot of the Premises), and Fixed Rent (not to exceed $5.00 per rentable square foot of the Premises) and is to be paid in monthly draws as set forth in Section 4 of this Exhibit. "**Moving Expenses**" means the reasonable out-of-pocket expenses incurred by Tenant in moving Tenant's business to the Premises including, without limitation, costs and expenses incurred by Tenant to (i) relocate telephone switching equipment, including inside wiring and jacks (excluding the cost to purchase or lease additional equipment not currently controlled by Tenant); (ii) relocate existing or install new telephone lines; (iii) relocate existing data communication circuit(s) or to install new circuit(s) in lieu of relocating existing circuit(s); (iv) purchase, rent or lease materials used in the relocation of Tenant's and its employees' belongings, furniture or equipment; and (v) move (labor, material, vehicle usage, supervisor, etc.) Tenant's and its employees' belongings, furniture or equipment to the Premises.

c. If, as of the one (1) year anniversary of the Effective Date, any portion of the Improvement Allowance remains undisbursed and there is any unsatisfied condition to the disbursement thereof, the Improvement Allowance shall be deemed reduced by such undisbursed amount and Landlord shall retain such undisbursed portion of the Improvement Allowance.

4.2 Tenant's Payment Responsibility. Tenant shall be responsible for the full and timely payment of all Improvement Costs, subject to payment of the Improvement Allowance by Landlord as provided in this Exhibit.

4.3 [Intentionally omitted]

4.4 Excess Costs. To the extent that the Improvement Costs exceed the Improvement Allowance, Tenant shall be solely responsible for payment of such excess amount. Landlord shall only be obligated to make Improvement Allowance disbursements for Improvement Costs then being paid in the ratio (not to exceed 1:1) that the Improvement Allowance bears to the total Improvement Costs (as reasonably determined from time to time by Landlord).

4.5 Rent. If Tenant fails to make any payment when due under this Exhibit, such failure shall be deemed a failure to make a Rent payment under the Lease. Landlord shall have no obligation to make a disbursement from the Improvement Allowance if, at the time such disbursement is to be made, there exists an Event of Default.

4.6 Disbursement of Improvement Allowance.

a. Subject to the terms of this Exhibit, Landlord shall disburse the Improvement Allowance to Tenant for payment or reimbursement to Tenant, as the case may be, of the Improvement Costs for work in place (but not for costs arising from an Event of Default, such as legal fees or bonding costs arising in connection with a mechanic's lien placed on the Premises or Tenant's interest therein). At Tenant's request, or at Landlord's option, Landlord shall make Improvement Allowance disbursements directly to the Contractor or to any other party for whom Tenant has requested a disbursement.

b. Landlord shall be entitled to withhold from any requested disbursement for payment under the Construction Contract a retainage equal to the greater of the retainage set forth in the Construction Contract or ten percent (10%) of amount due under the Construction Contract (the "**Retainage**").

c. Any provision of this Exhibit to the contrary notwithstanding, Tenant agrees that Landlord shall not be obligated to make a disbursement from the Improvement Allowance unless the following conditions have been satisfied or waived in writing by Landlord:

(i) Landlord shall not be obligated to disburse funds for materials stored off-site.

(ii) With respect to amounts payable under the Construction Contract or any other contract under which a mechanic's or materialmen's lien could arise (as reasonably determined by Landlord), Landlord shall have received from Tenant a request for payment, which request includes (A) a copy of a certificate signed by the Architect certifying the then percentage completion of the Work, and approving payment of an amount at least equal to the amount set forth in Tenant's request for payment; (B) a submission by the Architect of AIA forms G-702 and G-703, or substantially similar forms (Landlord and Tenant agree that the retainage set forth in such forms is one and the same as the Retainage set forth above and that there will not be a separate or an additional retainage under such forms); and (C) releases of liens from the Contractor and any other relevant contractor or subcontractor for work for which Tenant requests a disbursement (collectively, the "**Lien Waivers**").

(iii) Provided that Landlord has received a disbursement request from Tenant, together with the other items, certifications, Lien Waivers, etc. required under this Exhibit in connection with such disbursement on or before the 25th day of a month, Landlord shall make such disbursement not later than the last day of the following month. Landlord shall not be required to make more than one (1) disbursement from the Improvement Allowance during any thirty (30) day period.

(iv) Landlord shall have inspected and approved the Work performed for which disbursement has been requested, such approval not to be unreasonably withheld.

(v) Landlord shall have no obligation to make a disbursement from the Improvement Allowance to the extent that there exists any unbonded lien against the Building or the Premises or Tenant's interest therein (including the cost to bond over the lien to the reasonable satisfaction of Landlord, plus Landlord's reasonable attorneys' fees) by reason of work done, or claimed to have been done, or materials supplied, or claimed to have been supplied, to or for Tenant for the Premises, or if the conditions to advances of the Improvement Allowance are not satisfied. Landlord shall notify Tenant in writing of the reasons that Landlord disputes disbursing any portion of the Improvement Allowance. Landlord shall withhold only such amounts as Landlord disputes in good faith and only such amounts as Landlord deems reasonably necessary to protect Landlord's interests. Landlord shall have no obligation to disburse any portion of the Improvement Allowance for the payment of any bond premiums required of Tenant under this Exhibit in connection with any liens filed or sought in connection with the Leasehold Improvements.

(vi) The Retainage shall be disbursed to Tenant thirty (30) days after substantial completion of the Work; provided, that in no event shall the Retainage be disbursed to Tenant until such time as Tenant has complied with the requirements set forth in Section 3.2 and Section 3.3 hereof and the cost to correct punchlist items would be less than $10,000.

(vii) With respect to Planning Costs incurred by Tenant, Landlord shall disburse to Tenant the amount requested by Tenant (subject to any limitations on soft cost disbursements set forth elsewhere in this Exhibit) within thirty (30) days after Landlord receives a disbursement request from Tenant, which request shall include a reasonably detailed invoice from the professional for whom the disbursement is sought and a certification from Tenant that such professional has satisfactorily performed his/her or its services for which the disbursement is sought.

(viii) There shall exist no Event of Default and no condition which with notice and/or the passage of time would constitute an Event of Default.

d. If Tenant has not utilized the Improvement Allowance for Improvement Costs and Moving Costs, at Tenant's option, Landlord shall credit the remaining Improvement Allowance (subject to the limit set forth in Section 4.2b of this Exhibit) against the next installments of Fixed Rent due under the Lease.

4.7 Inspection of Work. Landlord reserves the right to inspect and to be present during the performance of the Work solely for the purpose of protecting Landlord's interest in the Building, but Landlord will have no obligation to so inspect or be present and, if Landlord elects to so inspect or to be present during the performance of all or any portion of the Work, neither such inspection nor such presence shall give rise to any liability by Landlord to Tenant or to any other person or entity.

5. Landlord's Work and Rules for Work.

5.1 Landlord's Work Complete. Tenant accepts the Premises in "AS IS" condition. Landlord shall have no obligation under the Lease, this Exhibit or otherwise to make any improvements (including, without limitation, to perform any demolition) to the Premises or to deliver, provide or install any materials in, to or at the Premises, except as otherwise provided in the Lease and this Exhibit (including without limitation, Landlord's obligations with respect to defects in the Central Systems, compliance with ADA and Hazardous Materials). Landlord shall (i) design and construct the demising walls between the Premises and the remainder of the sixth floor/fire exit corridor, including the finishes on the exterior portion (but not the interior) of such demising walls and related structural, electrical and fire/life/safety work required to separate the Premises from the remainder of the sixth floor (as required for Tenant to receive a Non-Residential Use Permit, but with Tenant being responsible for the performance of any electrical and fire/life/safety work inside of the Premises), and (ii) design and construct the sixth (6th) floor elevator lobby substantially similar to the fifth (5th) floor elevator lobby at the Building (collectively, "**Landlord's Work**") prior to the later of (i) October 15, 2008 or (ii) the Commencement Date. If Landlord has not substantially completed Landlord's Work (other than punchlist work) by the Commencement Date, the Commencement Date and Rent Commencement Date shall be delayed one (1) day for each day of delay caused by Landlord until (i) Landlord substantially completes Landlord's Work or (ii) Tenant conducts business on the Premises. Landlord shall design and construct Landlord's Work in coordination with Tenant's construction of the Leasehold Improvements. Tenant, at Tenant's expense, may elect for Landlord to construct the sixth (6th) floor elevator lobby with upgraded finishes. If Tenant makes such election, Tenant must deliver to Landlord the plans and specifications for such upgraded finishes by July 30, 2008. Landlord shall promptly price and advise Tenant of the costs of such upgraded finishes and Tenant shall have the right to withdraw its request for any such upgraded finishes if the costs are not satisfactory. Landlord and Tenant shall agree upon the finishes for the elevator lobby by no later than August 15, 2008. Upon completion of Landlord's Work, Tenant shall pay, within thirty (30) days after receipt of Landlord's invoice and reasonable back up information, all costs incurred by Landlord in implementing such upgraded finishes to the extent that the costs incurred by Landlord for purchasing and installing the upgraded finishes exceeds the costs that Landlord would have incurred had Landlord installed finishes substantially similar to the finishes on the fifth (5th) floor.

5.2 [intentionally omitted]

5.3 Conditions to Occupancy. Prior to Tenant's use or occupancy of all or any portion of the Premises and Landlord's disbursement of any portion of the Retainage, Tenant, at Tenant's expense, shall:

a. furnish evidence reasonably satisfactory to Landlord that the Work has been paid for in full (other than any Work to be paid for with the Retainage), that any and all liens therefor that have been or might be filed have been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived, and that no security interests relating to the Work are outstanding and provide final Lien Waivers;

b. furnish to Landlord a copy of the Occupancy Certificate and all other certifications and approvals with respect to the Work that may be required from any governmental authority and/or any board or fire underwriters or similar body for the use and/or occupancy of the Premises;

c. furnish to Landlord proof of the insurance required by the Lease;

d. furnish an affidavit from the Architect certifying that the Leasehold Improvements have been completed substantially in accordance with the Plans; and

e. provide Landlord with the opportunity to inspect the Premises so that Landlord can be reasonably satisfied that the Leasehold Improvements have been substantially completed in accordance with the Plans.

5.4 Additional Deliveries. Within thirty (30) days after the Commencement Date, Tenant, at Tenant's expense, shall:

a. furnish Landlord with one (1) set of reproducible "as built" blueprints of the Premises, together with a CAD disk (in AutoCad format);

b. furnish an HVAC air balancing report reasonably satisfactory to Landlord;

c. furnish Landlord with copies of all guaranties and/or warranties; and

d. furnish Landlord with copies of all O&M information, manuals, etc.

5.5 Interference with Others. Tenant will make reasonable efforts not to materially obstruct or materially interfere with the rights of, or otherwise materially disturb or injure, other tenants of the Building during the performance of the Work.

5.6 Rules and Regulations for Construction. Tenant shall cause the Contractor and each of the Contractor's subcontractors to adhere to the rules and procedures set forth in Exhibit C-1 attached hereto.

5.7 Insurance. Tenant shall cause the Contractor, at no cost to Landlord, to maintain and keep in full force and effect, the insurance required under Exhibit C-2, with such companies, and in such form and amounts as Landlord may reasonably require. Tenant shall, at no cost to Landlord, maintain and keep in full force and effect, the insurance required of Tenant under the Lease and this Exhibit. Prior to commencement of construction of the Leasehold Improvements,

Landlord shall be provided with copies of insurance certificates indicating coverages as required by Exhibit C-2, are in full force and effect, and a copy of the executed Construction Contract.

5.8 Deemed Approval. Landlord shall have ten (10) days after receipt of (i) Leasehold Improvement plans and other such other documents and information as Landlord might reasonably require within which to approve or disapprove of such plans or (ii) any other approval requested by Tenant that is required under this Exhibit C. If Tenant has not received Landlord's written approval or disapproval of the plans within such ten (10) day period, Tenant shall have the right to thereafter give Landlord a second (2nd) written request for Landlord's written approval or disapproval of the Plans, which request must state in bold print in 12 font or larger "**SECOND AND FINAL REQUEST**" at the top of the first page of the request (the "**Second Request**"). If Landlord has not given Tenant Landlord's written approval or disapproval of the plans within seven (7) days after Landlord receives the Second Request, Landlord shall be deemed to have approved the Leasehold Improvements shown on such plans that would be made within the Premises. The provisions of this Section 5.8 shall not apply to any Alterations to be made pursuant to Section 8.

Exhibit C-1

Contractor Requirements

A. General

1. No work shall be permitted until the property management office is furnished with the Architectural Plans that have been approved by Landlord.

2. All demolition, removal or other types of work, which will materially inconvenience other tenants or disturb building operations, must be scheduled and performed before or after normal working hours. The property management office shall be notified at least 24 hours prior to commencement of such work.

3. All fire alarm testing must be performed after normal working hours.

B. Prior to commencement of Work

1. Tenant shall deliver to Landlord, for Landlord's approval, which will not be unreasonably withheld, a list of all the contractors and subcontractors who will be performing the work.

2. The general contractor shall be required to obtain a performance and payment bond for the project. Bonding companies shall be licensed in the jurisdiction in which the Building is located. The bond premium shall be included in all bids. Bond form and agent shall be submitted for Landlord review prior to construction start. The foregoing shall not apply if Tenant's general contractor is listed under Section 3.1 of Exhibit C.

3. Tenant shall deliver to Landlord two (2) complete sets of permit plans and specifications properly stamped by a registered architect or professional engineer and shall deliver to Landlord any and all subsequent revisions to such plans and specifications.

4. Except to the extent that the work is to be performed by Landlord's architect and general contractor, it is Tenant's responsibility to obtain approval of plans and required permits from jurisdictional agencies. With respect to any approvals and permits that Tenant is required to obtain, Tenant must submit copies of all approved plans and permits to the property management office and post the original permit on the Premises promptly upon obtaining such approvals and permits. All work performed by a contractor or subcontractor shall be subject to Landlord's inspection.

C. Requirements and Procedures

1. At such time as other tenants shall occupy the Building, core drilling or cutting shall be permitted only between the hours of 7:00 p.m. and 7:00 a.m. Monday through Friday and 4:00 p.m. on Saturday through 7:00 a.m. on Monday. All core drilling/cutting must be approved by the Base Building structural engineer. X-rays of areas may be required at Landlord's engineer's discretion. The property management office must be notified at least twenty-four (24) hours prior to commencement of such work.

2. Prior to the initiation of any other tenant construction activity in the Building, Tenant shall make arrangements for use of the loading dock and elevators with the property management office. Upon initiation of construction activity by any other tenant in the Building, Tenant shall make arrangements for use of the loading dock and elevators with the property management office forty-eight (48) hours in advance. Notwithstanding the foregoing, Tenant shall not have a priority over future tenants and/or their contractors in the use of the elevators and loading dock. No material or equipment shall be carried under or on top of the elevators. If the building manager deems an elevator operator is required, such operator shall be provided by the general contractor at the general contractor's expense.

3. Tie-in of either fire alarm or sprinkler/fire suppression systems shall not occur until all other work related to such systems has been completed.

4. If a shutdown of risers and mains for electric, HVAC, sprinkler, fire protection and plumbing work is required, work shall be scheduled with twenty-four (24) hour advance notice. Drain downs or fill-ups of the sprinkler system or any other work to the fire protection system which may set off an alarm, must be accomplished between the hours of 7:00 p.m. and 7:00 a.m. Monday through Friday and 4:00 p.m. on Saturday through 7:00 a.m. on Monday.

5. The general contractor must:

   a. Properly supervise construction on the Premises at all times.

   b. Police the job at all times, continually keeping the Premises and Project orderly. All Tenant materials are to be reasonably neatly stacked.

   c. Maintain cleanliness and protection of all areas, including elevator and lobbies.

   d. Distribute I.D. badges, provided by Landlord, to all construction workers. Any construction worker without a valid badge will be escorted from the

building. I.D. badges will be changed at the discretion of the property management office.

e. If other tenants occupy the building, provide the property management office with a list of those who are expected on the job after hours or during a weekend. Tenant shall use its best efforts to submit such list by noon on the day in which after hours work is scheduled.

f. Arrange for telephone service if necessary. The property management and security telephones will not be available for use by contractors.

g. Block off supply and return grills, diffusers and ducts to keep dust to keep dust from entering into the Building air system.

h. Avoid and prevent the disturbance of other tenants.

i. Tenant's contractors and subcontractors may only park in parking areas at the Project specifically designated by Landlord.

6. If Tenant's general contractor is negligent in any of its responsibilities, Landlord shall give Tenant notice of such negligence and a reasonable opportunity to cure such negligence (except in the case of emergencies or potential harm to persons or damage to property), at Tenant's sole expense. If Tenant fails to cure such timely negligence, Landlord may elect to correct the same and Tenant shall be charged for the corrective work.

7. All equipment and material installation must be equal to the standards of workmanship and quality established for the Building.

8. Upon completion of the work, Tenant shall submit to the property management office properly executed forms or other documents indicating approval by all relevant agencies of the local government having jurisdiction over the Building whose approval is required for Tenant's use and occupancy of the Premises.

9. Tenant shall submit to the property management office a final "as-built" set of drawings together with a CAD disk (in AutoCad format), showing all items of work in full detail.

10. Contractors who require security for the Premises during construction shall provide same at their sole expense. Landlord will not be liable for any stolen items from Tenant's work area. It is suggested that the contractor and subcontractors use only tools and equipment bearing an identification mark denoting the contractor and subcontractor's name.

11. All contractors/subcontractors/employees will enter and exit through the loading dock area, and use the freight elevator. Building passenger elevators may not be used.

12. Prior to the commencement of construction, Landlord and Tenant will inspect the Building and Tenant will prepare and deliver to Landlord a memorandum setting forth any pre-construction damages to the Building. Any damage caused by the contractor to existing work of others shall be repaired or replaced at the sole cost and expense of the contractor to Landlord's satisfaction.

13. The contractor shall be responsible for the protection of finished surfaces of public areas (floors, walls, ceiling, etc.).

14. [Intentionally omitted]

15. Contractors will be permitted to use restroom facilities only on the floor which construction services are being provided. Any damages to these facilities will be repaired by the contractor at its sole cost and expense. Landlord will provide no janitorial services to such restrooms.

16. The contractor must arrange to have freight or stock received by its own forces. Contractors and subcontractors are required to submit to the property management office a written request for dock space for offloading materials and/or equipment required to construct Tenant's space. All requests are to include the name of the supplier/hauler, time of expected arrival and departure from Landlord's dock facility, name of contractors and subcontractors designated to accept delivery, and the location that the materials/equipment will be transported by the contractor/subcontractor. Disregard for this requirement will result in those vehicles being moved at the vehicle owner's expense. Under no circumstances will a vehicle be parked and left in the loading dock. The contractor must provide for storage and removal of all trash at the contractor's expense. The contractor is not allowed to use the building trash dumpster under any circumstances. Any building materials left in loading dock, service corridor, stairwell, garage, on the site, etc. will be removed from the Project at the contractor's expense. Upon delivery of materials to the loading dock, tools, supplies, equipment, etc., the transport vehicle must be removed from the loading dock prior to the materials being carried to the work-site.

Exhibit C-2

Insurance Requirements

The Contractor shall, throughout the duration of any contract or any work authorized under purchase order, at its expense, carry and from time to time renew Worker's Compensation Insurance, Public Liability Insurance in the amount of $2,000,000, single limit covering both Bodily Injury and Property Damage, including any indemnity and hold harmless clause Landlord may reasonably require, in such amounts Landlord may approve. An insurance certificate in the customary form, naming Landlord and Landlord's property manager as additional insureds and evidencing that premiums therefore have been paid, shall be delivered to Landlord simultaneously with the execution of any contract and prior to performing any work authorized under a purchase order and within fifteen (15) days prior to expiration of such insurance a like certificate shall be delivered to Landlord evidencing the renewal of such together with evidence satisfactory to Landlord of payment of the premium. All certificates must contain a provision that if such policies are canceled or changed during the periods of coverage as stated therein, in such a manner as to affect this certificate, written notice will be mailed to Landlord by registered mail ten (10) days prior to such cancellation or change.

Exhibit C-3

<u>Building Standard List</u>

Doors:

- Marshfield Door Systems
- Maple-White
- Quarter Sliced
- Clear 0-95

Door Hardware:

- Schlage L Series 9000
- Finish 630
- Lever 07 (D Athens)

Door Frames:

- Amweld Series 2600

2 x 2 Lights:

- Daybrite Lighting (Manufacturer)
- Number: 2AVG-2CF40-PMW-UNV-1/2EB
- Lamp: 2/CF40TT5

Public Corridor Ceiling Mtd. Fixtures:

- Foscarini
- Manta Grande
- Bianco
- Lamp: 4 x 23W Energy Savings

Elevator Lobby Downlights:

- Halo (Manufacturer)
- Number H1499T-1495SL
- Lamp: 50MR16

Tenant Wallwashers:

- Maxilume
- HH8PL Fluorescent Series
- Number: 2 x 26 E MVOLT120/277 8507 Wall Wash CL

Exit Sign:

- Red on clear edge lit.

Ceiling Tile & Grid:

- Ceiling Tile: Armstrong
  2' x 2' x ¾" Ultima Bevel Tegular
  Humiguard

- Ceiling Grid: Armstrong
  Suprafine XL 9/16" Exposed Tee

Exhibit C-4

Construction Drawings

Exhibit C-5

Landlord's Letter

Brandywine Realty Trust

July 29, 2008

ATK Space Systems Group
5050 Powder Mill Road
Beltsville, MD 20705
Attn: Dan Good

Re: [illegible]
[illegible]

[illegible]

1. These drawings have not been reviewed by the Landlord for compliance with the [illegible] Disabilities Act [illegible] design team to insure compliance.

2. Tenant's contractors and subcontractors [illegible] regulations for construction. All construction shall be in accordance and in compliance with all applicable building [illegible] and any [illegible] for obtaining all necessary construction permits [illegible] of Occupancy. Tenant shall supply [illegible]

3. [illegible] commencing of fieldwork [illegible] must be [illegible] Tenant [illegible]

4. [illegible]

5) All appliances (i.e. Dishwasher, Coffee Makers, Refrigerators, Ice Makers) water lines shall be copper, not plastic piping is permitted.

6) All water heaters must have automatic shutoff valves and/or Watts valves.

7) Provide information on venting exhaust of Ceiling Mounted Exhaust Fan; air should not be vented into the plenum but to the outside. Alternate option recommended would be the installation of supplemental cooling.

8) All [illegible]

[illegible]

[illegible]

In accordance with the Lease, Tenant shall provide Landlord with the following upon completion of work:

a) One (1) set of "as built" blue prints
b) HVAC air balancing report [illegible] the Landlord
c) [illegible]
d) [illegible]

[illegible]

Sincerely,

[illegible]

[illegible]

Exhibit D

Building Rules and Regulations

1. Sidewalks, entrances, passages, elevators, vestibules, stairways, corridors, halls, lobby and any other part of the Building shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress or egress to and from each tenant's premises. Landlord shall have the right to control and operate the common areas of the Building and exterior facilities furnished for common use of the tenants (such as the eating and parking areas) in such a manner as Landlord deems appropriate.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. All drapes, or window blinds, must be of a quality, type and design, color and attached in a manner approved by Landlord.

3. No showcases or other articles shall be put in front of or affixed to the exterior of the Building, or placed in hallways or vestibules without Landlord's prior written consent.

4. Rest rooms and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no debris, rubbish, rags or other substances shall be thrown therein. Only standard toilet tissue may be flushed in commodes. All damage resulting from any misuse of these fixtures shall be the responsibility of the tenant who, or whose employees, agents, visitors, clients, or licensees shall have caused the same.

5. Tenant shall not, without Landlord's prior written consent, mark, paint, drill into, bore, cut or string wires or in any way deface any part of the Premises or the Building of which they form a part except for the reasonable hanging of decorative or instructional materials on the walls of the Premises.

6. No tenant shall construct or maintain, use or operate in any part of the Project any electrical device, wiring or other apparatus in connection with a loud speaker system or other sound/communication system which may be heard outside of such tenant's premises. Any such communication system to be installed within any leased premises shall require prior written approval of Landlord.

7. No mopeds, skateboards, scooters, roller blades or other vehicles and no animals, birds or other pets of any kind shall be brought into, used or kept in or about the Building other than a service animal performing a specified task.

8. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

9. No space in the Building shall be used for the manufacture of goods for sale in the ordinary course of business, or for sale at auction of merchandise, goods or property of any kind.

10. No tenant, or employees of tenant, shall make any unseemly or disturbing noises or disturb or interfere with the occupants of this or neighboring buildings or residences by voice,

musical instrument, radio, talking machines, whistling, singing, or in any way. All passage through the Building's hallways, elevators, and main lobby shall be conducted in a quiet, business-like manner.

11. Tenant shall not throw anything out of the doors, windows, or down corridors or stairs of the Building.

12. Tenant shall not place, install or operate on the Premises or in any part of the Project, any engine, stove or machinery or conduct mechanical operations or cook thereon or therein (except for coffee machines, microwave ovens, toasters and/or vending machines), or place or use in or about the Premises any explosives, gasoline, kerosene oil, acids, caustics or any other flammable, explosive or hazardous material, without the prior written consent of Landlord.

13. No smoking is permitted in the Building including, without limitation, the Premises, restrooms, hallways, elevators, stairs, lobby, exit and entrances vestibules, sidewalks, parking lot area, except in the designated exterior smoking area (if any). All cigarette ashes and butts are to be deposited in the containers provided for same, and not disposed of on sidewalks, parking lot areas, or toilets within the Building rest rooms.

14. Tenants are not to install any additional locks or bolts of any kind upon any door or window of the Building without the prior written consent of Landlord. Each tenant must, upon the termination of tenancy, return to the Landlord all keys for the Premises, either furnished to or otherwise procured by such tenant, and all security access cards to the Building.

15. All doors to hallways and corridors shall be kept closed during business hours except as they may be used for ingress or egress.

16. Tenant shall not use the name of the Building, Project, Landlord or Landlord's Agent in any way in connection with his business except as the address thereof. Landlord shall also have the right to prohibit any advertising by tenant, which, in its sole opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenant shall refrain from or discontinue such advertising.

17. Tenants shall be responsible for all security access cards issued to them, and to secure the return of same from any employee terminating employment with them. Lost cards shall cost $35.00 per card to replace. No person/company other than Building tenants and/or their employees may have security access cards unless Landlord grants prior written approval.

18. All deliveries by vendors, couriers, clients, employees or visitors to the Building which involve the use of a hand cart, hand truck, or other heavy equipment or device must be made via the freight elevator, if such freight elevator exists in the Building. Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for tenant to the Building. Tenant shall procure and deliver a certificate of insurance from tenant's movers which certificate shall name Landlord as an additional insured.

19. Subject to Tenant's security requirements, Landlord may inspect all freight to be

brought into the Building, and to exclude from the Building all freight or other material which violates any of these rules and regulations.

20. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the premises for tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service or access to Building. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Landlord may require all agents of contractors/vendors sign in and out of the Building.

21. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to Landlord's management or security personnel.

22. Landlord may require, at its sole option, that all persons entering the Building register at the time they enter and at the time they leave the Building.

23. No space within the Building, or in the common areas such as the parking lot, may be used at any time for the purpose of lodging, sleeping, or for any immoral or illegal purposes.

24. No employees or invitees of tenant shall use the hallways, stairs, lobby, or other common areas of the Building as lounging areas during "breaks" or during lunch periods.

25. No canvassing, soliciting or peddling is permitted in the Building or its common areas by tenants, their employees, or other persons.

26. No mats, trash, or other objects shall be placed in the public corridors, hallways, stairs, or other common areas of the Building.

27. Subject to Tenant's security requirements, (i) Tenant must place all recyclable items of cans, bottles, plastic and office recyclable paper in appropriate containers provided by Landlord in each tenant's space; and (ii) removal of these recyclable items shall be by Landlord's janitorial personnel.

28. Landlord shall not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. Should the need arise for repair of items not maintained by Landlord, Landlord at its sole option, may arrange for the work to be done at tenant's expense.

29. Drapes installed by tenant, which are visible from the exterior of the Building, must be cleaned by tenant, at its own expense, at least once a year.

30. No pictures, signage, advertising, decals, banners, etc. are permitted to be visible from the exterior, without Landlord's prior written consent.

31. Tenant or tenant's employees are prohibited at any time from eating or drinking in hallways, elevators, rest rooms, lobby or lobby vestibules.

32. Tenant shall be responsible to Landlord for any acts of vandalism performed in the Building by its employees, agents, invitees or visitors.

33. No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, hallways, elevators, lobby or other public portions or facilities of the Building and common areas by other tenants.

34. Landlord's employees shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord. Requests for such requirements must be submitted in writing to Landlord.

35. Neither tenant nor its agents, employees, licensees or invitees will interfere in any manner with the installation and/or maintenance of the heating, air conditioning and ventilation facilities and equipment.

36. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from tenant's area or common areas of the Project regardless of whether such loss occurs when area is locked against entry or not.

37. Landlord will not permit entrance to tenant's premises by use of pass key controlled by Landlord, to any person at any time without written permission of tenant, except employees, contractors or service personnel supervised or employed by Landlord.

38. Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Building grounds and surrounding areas.

39. Tenant and its employees, invitees, agents, etc. shall not enter other tenants' hallways, restrooms or premises unless they have received Landlord's prior written approval.

40. Tenant shall not use any portion of the Premises for outdoor storage.

41. Tenant shall not overload any floor in the Premises or the Building, including any public corridors or elevators therein, bringing in, placing, storing, installing or removing any large or heavy articles, and Landlord may prohibit, or may direct and control the location and size of, safes and all other heavy articles, and may require, at tenant's expense, supplementary supports of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

42. Tenant shall not commit or suffer any waste upon the Premises, Building or Project or any nuisance, or do any other act or thing that may disturb the quiet enjoyment of any other tenant in the Building or Project.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE FOREGOING RULES AND REGULATIONS OR ANY MODIFICATION OR SUPPLEMENT THERETO PERMITTED UNDER THE LEASE TO WHICH THIS COPY OF THE RULES AND REGULATIONS IS ATTACHED; NOTHING IN SUCH RULES AND REGULATIONS MAY IMPAIR ANY RIGHTS OF TENANT EXPRESSLY GRANTED UNDER THE LEASE AND IN THE EVENT OF ANY INCONSISTENCY OR CONFLICT BETWEEN THE LEASE AND SUCH RULES AND REGULATIONS, THE LEASE SHALL GOVERN.

EXHIBIT C

TO

SUBLEASE

Subleased FF&E

ATK - Dulles Furniture Inventory 07/23/10

MFG	CAT	PART NUMBER	PART DESCRIPTION	AREA	QTY	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN
OFS	OST	C05-4222MT	42WX22DX17H RECTANGULAR MAGAZINE TABLE PALMER	100 Recep	1	5186													
OFS	OST	51047	22WX29DX32-3/4H LOUNGE CHAIR, FIAT W/CADIZ WOOD FEET Special item #	100 Reception	4	5187	5188	5189	5190										
OFS	OFS	C05-2622CT	SIDE TABLE	Outside Reception	1	5166													
HON	HON	18720KS	BOX BOX FILE PEDESTAL	Reception Desk	1	5192													
HON	HON	18620KS	FILE FILE PEDESTAL	Reception Desk	1	5191													
HON	HON	18720KS	BOX BOX FILE PEDESTAL	102 Admin	1	5193													
			4 DRAWER VERTICAL	102 Admin	2	5351	5352												
OFS	OFS	98-40BC	38WX40H CABINET TOP BOOKCASE DENALI	103	1	5160													
OFS	OFS	98-7345HD	73WX16.25DX46.19H HIGHBACK ORGANIZER DENALI	103	1	5162													
OFS	OFS	98-7844TD	78WX44D TABLE DESK DENALI	103	1	5146													
DAU		AV2003	DAUPHIN AVENUE 3 SEAT SOFA	103	1	5167													
OFS	OFS	CB-05	Panel Base	103	2	5164	5165												
OFS	OFS	98-3822LFC	38WX23DX29H 2-DRAWER LATERAL FILE DENALI	103	1	5144													
OFS	OFS	98-6924SCL	38WX24DX69H STORAGE CABINET W/LATERAL FILE DENALI	103	1	5161													
OFS	OFS	98-7222CR	72WX22D KNEESPACE CREDENZA DENALI	103	1	5145													
OFS	OFS	FT-6919	69WX19H FABRIC TKBRD FOR 72" AND 71" HD DENALI	103	1	5163													
OFS	OST	26837	24-1/2WX23-1/2DX32-1/4H GUEST, VERO	103	2	5148	5149												
OFS	OFS	CT-9642-2G-2	8' Conf Table Top	103	1	5150													
VIA	VIA	7103-32C-17A	OSLO HB TORSION UPH ARM	103	1	5159													
OFS	OFS	VP-4848	Visual Presentation Board	103	1	5147													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	103	8	5151	5152	5153	5154	5155	5156	5157	5158						
OFS	OFS	CB-05	Panel Base	104 Exec Conf	2	5168	5169												
OFS	OFS	CBH-05	Column Base	104 Exec Conf	1	5170													
OFS	OFS	CT-48192-2G-2	16' Conf Table Top	104 Exec Conf	1	5171													
SIT	SIT	7531A.A41	Glove, Active Midback, Adv Synchro Cntrl, A41 Uph. Cap Loop Arm	104 Exec Conf	14	5172	5173	5174	5175	5176	5177	5178	5179	5180	5181	5182	5183	5184	5185
OFS	OFS	C05-2422CT	SIDE TABLE	Outside 105	1	5194													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	Outside105(Alcove)	3	5195	5196	5197											
IDD	IDC	TB-1472H	Tackboard 72"	105	1	5203													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	105	1	5198													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	105	1	5208													
IDD	IDC	14-1572HU	Wall Hang Closed Door Hutch, 36W x 15D x 18H	105	2	5201	5202												
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	105	1	5200													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	105	2	5205	5026												
IDD	IDC	16-2445RF	Executive Rht Return, Full Ped, BBF 45W x 24D x 30H	105	1	5196													
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	105	1	5204													
QRT		QRTTE547M	4 X 6 DRY ERASE BOARD, MAHOGANY FINISH	105	1	5207													
IDD	IDC	92-2010HB	Veneer Half Circular Base	108 Conf	2	5219	5221												
IDD	IDC	92-2020CBD	Veneer Circular Base w/ Door for Tables 42" or Greater	108 Conf	1	5220													
IDD	IDC	92-48144BT	48 x 144 Boat - Shape Con Top, 9200 Series	108 Conf	1	5222													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	108 Conf	12	5209	5210	5211	5212	5213	5214	5215	5216	5217	5218	5347	5130		
HON	HON	18720KS	BOX BOX FILE PEDESTAL	110 Admin	1	5223													
HON	HON	884LS	4 DRAWER LATERAL	110 Admin	2	5224	5225												
IDD	IDC	TB-1472H	Tackboard 72"	111	1	5248													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	111	2	5241	5242												
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	111	1	5243													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	111	1	5244													
IDD	IDC	14-1572HU	Wood Door Hutch, 69W (Radius Edge-A, Bullnose Edge-D, Bevel Edge-T) or 72W (Tri-Ro	111	1	5247													
IDD	IDC	16-2072KC	Kneespace Credenza, Full Peds, 72W x 20D	111	1	5245													
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	111	1	5249													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	111	2	5251	5252												
IDD	IDC	16-2445RF	Executive Rht Return, Full Ped, BBF 45W x 24D x 30H	111	1	5246													
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	111	1	5250													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	111	4	5254	5255	5256	5257										
QRT		QRTTE547M	4 X 6 DRY ERASE BOARD, MAHOGANY FINISH		1	5253													

ATK - Dulles Furniture Inventory 07/23/10

MFG	CAT	PART NUMBER	PART DESCRIPTION	AREA	QTY	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN
IDD	IDC	TB-1472H	Tackboard 72"	113	1	5263													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	113	1	5258													
IDD	IDC	14-1572HU	Wall Hang Closed Door Hutch, 36W x 15D x 18H	113	2	5262	5346												
IDD	IDC	16-2072KC	Kneespace Credenza, Full Peds, 72W x 20D	113	1	5259													
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	113	1	5261													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	113	2	5264	5265												
IDD	IDC	16-2445RF	Executive Rht Return, Full Ped, BBF 45W x 24D x 30H	113	1	5260													
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	113	0	X													
QRT		QRTTE547M	4 X 8 DRY ERASE BOARD, MAHOGANY FINISH		1	5266													
IDD	IDC	92-2010HB	Veneer Half Circular Base	114 Conf	2	5309	5310												
IDD	IDC	92-2020CBD	Veneer Circular Base w/ Door for Tables 42" or Greater	114 Conf	1	5311													
IDD	IDC	92-48144BT	48 x 144 Boat - Shape Con Top, 9200 Series	114 Conf	1	5312													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	114 Conf	12	5268	5269	5270	5271	5272	5273	5274	5275	5276	5277	5308	5135		
IDD	IDC	TB-1472H	Tackboard 72"	115	1	5345													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	115	2	5342	5343												
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	115	1	5344													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	115	1	5339													
IDD	IDC	14-1572HU	Wood Door Hutch, 68W (Radius Edge-A, Bullnose Edge-D, Bevel Edge-T) or 72W (Tri-Ro	115	1	5338													
IDD	IDC	16-2072KC	Kneespace Credenza, Full Peds, 72W x 20D	115	1	5337													
IDD	IDC	16-4272RPS	Lft Rht Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	115	1	5335													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	115	2	5340	5341												
IDD	IDC	16-2445LF	Bridge, 50W x 24D x 30H	115	1	5336													
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	115	1	5332													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	115	4	5328	5329	5330	5331										
QRT		QRTTE547M	4 X 8 DRY ERASE BOARD, MAHOGANY FINISH		1	5334													
IDD	IDC	TB-1472H	Tackboard 72"	116	1	5313													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	116	2	5319	5320												
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	116	1	5318													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	116	1	5317													
IDD	IDC	14-1572HU	Wood Door Hutch, 69W (Radius Edge-A, Bullnose Edge-D, Bevel Edge-T) or 72W (Tri-Ro	116	1	5314													
IDD	IDC	16-2072KC	Kneespace Credenza, Full Peds, 72W x 20D	116	1	5316													
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	116	1	5315													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	116	2	5321	5322												
IDD	IDC	16-2446RF	Bridge, 50W x 24D x 30H	116	1	5333													
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	116	1	5327													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	116	4	5323	5324	5325	5326										
IDD	IDC	92-2010HB	Veneer Half Circular Base	119 SC IF Conf	2	5349	5350												
IDD	IDC	92-2020CB	Veneer Circular Base for Tables 42" or Greater	119 SCIF Conf	1	5217													
IDD	IDC	92-48144BT	48 x 144 Boat - Shape Con Top, 9200 Series	119 SCIF Conf	1	5348													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	119 SCIF Conf	13	5143	5129	5053	5054	5137	5138	5128	5136	5134	5055	5052	5133	5139	
HON	HON	18720KS	BOX BOX FILE PEDESTAL	122 Admin	1	5305													
			4 DRAWER VERTICAL	122 Admin	2	5306	5307												
IDD	IDC	TB-1472H	Tackboard 72"	123	1	5240													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	123	2	5226	5227												
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	123	1	5228													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	123	1	5229													
IDD	IDC	14-1572HU	Wood Door Hutch, 68W (Radius Edge-A, Bullnose Edge-D, Bevel Edge-T) or 72W (Tri-Ro	123	1	5233													
IDD	IDC	16-2072KC	Kneespace Credenza, Full Peds, 72W x 20D	123	1	5231													
IDD	IDC	16-4272RPS	Rht Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	123	1	5230													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	123	2	5238	5239												
IDD	IDC	16-2445LF	Executive Lft Return, Full Ped, BBF 45W x 24D x 30H	123	1	5232													
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	123	1	5304													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	123	4	5234	5235	5236	5237										
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	124	1	5040													

MFG	CAT	PART NUMBER	PART DESCRIPTION	AREA	QTY	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	124	1	5042													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	124	1	5043													
IDD	IDC	14-2072RL4	Rht Pedestal Multi-File Credenza, 72W x 20D	124	1	5106													
IDD	IDC	14-2450UF	Bridge, 50W x 24D x 30H	124	1	5107													
IDD	IDC	14-1536WD	Wall Hang Closed Door Hutch, 36W x 15D x 18H	124	2	5046	5047												
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	124	1	5063													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	124	2	5095	5077												
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	124	1	5096													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	124	4	5140	5141	5142	5131										
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	125	1	5119													
IDD	IDC	14-2072RL4	Rht Pedestal Multi-File Credenza, 72W x 20D	125	1	5044													
IDD	IDC	14-2450UF	Bridge, 50W x 24D x 30H	125	1	5074													
IDD	IDC	14-1536WD	Wall Hang Closed Door Hutch, 36W x 15D x 18H	125	2	5061	5062												
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	125	1	5048													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	125	2	5123	5078												
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	125	1	5125													
IDD	IDC	TB-1472H	Tackboard 72"	126	1	5303													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	126	2	5301	5302												
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	126	1	5300													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	126	1	5299													
IDD	IDC	14-2072RL4	Rht Pedestal Multi-File Credenza, 72W x 20D	126	1	5298													
IDD	IDC	14-2450UF	Bridge, 50W x 24D x 30H	126	1	5297													
IDD	IDC	14-1572HU	Wood Door Hutch, 69W (Radius Edge-A, Bullnose Edge-D, Bevel Edge-T) or 72W (Tri-Ro	126	2	5296													
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	126	1	5295													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	126	2	5293	5294												
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	126	1	5292													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	126	4	5288	5289	5290	5291										
HON	HON	18720KS	BOX BOX FILE PEDESTAL	127 Admin	1	5285													
			4 DRAWER VERTICAL	127 Admin	2	5286	5287												
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	128	2	5069	5087												
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	128	1	5071													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	128	1	5072													
IDD	IDC	14-2072LL4	Lft Pedestal Multi-File Credenza, 72W x 20D	128	1	5073													
IDD	IDC	14-2450UF	Bridge, 50W x 24D x 30H	128	1	5045													
IDD	IDC	14-1572HU	Wood Door Hutch, 69W (Radius Edge-A, Bullnose Edge-D, Bevel Edge-T) or 72W (Tri-Ro	128	1	5075													
IDD	IDC	16-4272RPS	Rht Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	128	1	5121													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	128	2	5085	5084												
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	128	1	5284													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	128	4	5080	5081	5082	5083										
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	130	2	5103	5070												
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	130	1	5088													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	130	1	5090													
IDD	IDC	14-2072RL4	Rht Pedestal Multi-File Credenza, 72W x 20D	130	1	5059													
IDD	IDC	14-2450UF	Bridge, 50W x 24D x 30H	130	1	5091													
IDD	IDC	14-1572HU	Wood Door Hutch, 69W (Radius Edge-A, Bullnose Edge-D, Bevel Edge-T) or 72W (Tri-Ro	130	1	5092													
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	130	1	5110													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	130	2	5050	5111												
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	130	1	5051													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xanium Cvr	130	4	5097	5098	5099	5100										
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	131	1	5278													
IDD	IDC	14-2072LL4	Lft Pedestal Multi-File Credenza, 72W x 20D	131	1	5279													
IDD	IDC	14-2450UF	Bridge, 50W x 24D x 30H	131	1	5280													
IDD	IDC	16-4272RPS	Rht Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	131	1	5282													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	131	2	5049	5064												

MFG	CAT	PART NUMBER	PART DESCRIPTION	AREA	QTY	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN	SN
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	131	1	5283													
IDD	IDC	TB-1472H	Tackboard 72"	132	1	5058													
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	132	1	5068													
IDD	IDC	14-4242CT/2020CB	42" Circular Table, w/Circular Base	132	1	5104													
IDD	IDC	14-2072DL	Double Lateral File Credenza, 72W x 20D	132	1	5105													
IDD	IDC	14-2072RL4	Rht Pedestal Multi-File Credenza, 72W x 20D	132	1	5089													
IDD	IDC	14-2450UF	Bridge, 50W x 24D x 30H	132	1	5060	5109												
IDD	IDC	14-1536WD	Wall Hang Closed Door Hutch, 36W x 15D x 18H	132	2	5108	5109												
IDD	IDC	16-4272LPS	Lft Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	132	1	5093													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	132	2	5122	5112												
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	132	1	5079													
HUM	HUM	L116	Liberty Chair, Task Chair, Fixed Gel Arms w/ Xenium Cvr	132	4	5114	5115	5116	5117										
IDD	IDC	14-1570BC	Open Bookcase, 34W x 15D x 70H	133	1	5086													
IDD	IDC	16-4272RPS	Rht Pedestal Desk, Full Ped, Bow Top, 72W x 42D Stepped Frt	133	1	4078													
IDD	IDC	777	Klarete Guest chair w/ decorative wood & uph back	133	0	X													
IDD	IDC	16-2446LF	Executive Lft Return, Full Ped, BBF 45W x 24D x 30H	133	1	5124													
SIT	SIT	7531A.A28	Glove, Active Midback, Adv Synchro Cntrl, A28 Multi-Adj Arm, Pivot	133	1	5088													
			Double Lateral File Credenza, 72W x 20D	133	1	5120													
QRT		QRTTE547M	4 X 6 DRY ERASE BOARD, MAHOGANY FINISH	Storeroom	10	X													

EXHIBIT C

SUBTENANT WORK

[ATTACHED]



Exhibit C: Subtenant's Work

EXHIBIT D

OFFICE 103

2355 Dulles Corner Blvd – ATK Suite 600


Room 103
Room 103
104 EXECUTIVE CONFERENCE
102 EXEC ADMIN
100 RECEPTION
FLAT SCREEN BY TENANT, GC TO PROVIDE NECESSARY BLOCKING

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